LEASE AGREEMENT
Made and signed in Israel on the 17th of February, 2019

Between:	Vishay Advanced Technologies Ltd Private Company. No: 512868142 Of _________ Street, _______, and after commencement of the lease: At the Leased Premises (Hereinafter: the “Company” or the “Lessee”)
Of the First Part;
And:	Mega Or Holdings Ltd Public Company No. 513257873 PO Box 117 D.N. Merkaz Moshav Shilat, 7318800 (Hereinafter: the “Lessor”)
Of the Second Part;

Whereas:
The Lessor declares that it is the owner of all the leasehold rights and has the exclusive possession of the land which is known as Plot No. 63B according to Urban Building Plans MD/21, MD/21/1 and MD/2020, Parcel 3 on Block 5895 (hereinafter: the “Land”) that is marked on the sketch which is attached as Appendix A to this Agreement (hereinafter: the “Land”) ;

And Whereas:
The rights of the Lessor in the Land are free and clear of any debt, encumbrance, attachment and/or any third-party rights whatsoever, subject to the rights of the Israel Land Authority (hereinafter: the “ILA”), pursuant to the lease agreement which is attached to this Agreement as Appendix A2 (hereinafter: the “Lease Agreement”), and without detracting from the Lessor’s right to pledge the rights in the Land for the purpose of bank finance for the construction of the Project (as defined below) and/or for any other purpose that is required by the Lessor, subject to what is stated in this Agreement;

And Whereas:
The Company is interested in engaging with the Lessor in an agreement, according to which the Lessor will construct a tailormade building for it, which will be planned by agreement of the parties, and after the construction of which it will be leased to the Company, all as set forth below in this Agreement;

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

And Whereas:
The Lessor wishes to plan and construct the Project (as defined below), pursuant to the Urban Building Plan that applies to the Land, the Lease Agreement, the building permits and the provisions of this Agreement, for the purpose of renting it to the Company, and as part of which the Lessor will carry out the works up to the level of an outer shell, including obtaining a Form 4 for the Leased Premises on the level of an outer shell, at its expense and responsibility, all in accordance with what is determined in the technical specifications and in the Implementation Plans (in accordance with and subject to the provisions set forth below in this Agreement) (hereinafter: the “Works” or the “Lessor’s Works”);

And Whereas:
The Lessor declares that it has the ability and the financial means, itself and/or through those actin on its behalf, for the purpose of financing and/or carrying out the Lessor’s Works in the Project (as defined below), and that it has the appropriate professional know-how, skills – including technical and organizational – either on its own or through those acting on its behalf, for the fulfillment of its obligations under this Agreement;

And Whereas:
The Company declares that it has the financial means for the purpose of renting the Building as stated in this Agreement, and that, subject to the execution of the Project (as defined below) by the Lessor in accordance with this Agreement, the Company will rent the Building, as defined below, pursuant to the terms and conditions of this Agreement;

And Whereas:
Subject to the construction of the Project, as defined below, by the Lessor, in accordance with the technical specifications, the time schedules and the other provisions of this Agreement, the Company will rent the Building, as defined below, in accordance with the terms and conditions of this Agreement.

NOW THEREFORE IT IS DECLARED, STIPULATED AND AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:

CHAPTER 1 – GENERAL

1.	Introduction and Appendices

1.1.
All the engagement documents and the appendices of the Agreement, including all the documents described below, whether they have been attached to the Agreement or not, whether they are in existence or if they are attached or amended in the future

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

in accordance with the provisions of this Agreement, and with the signature of the parties, constitute an integral part of the engagement and the agreement between the parties, as follows, provided that they are signed jointly by all the parties.

1.2.	The appendices, which are attached to the Agreement as an integral part hereof, are as follows:

1.2.1	Appendix A	–	The Sketch of the Land;
1.2.2	Appendix A1	–	Table of Areas;
1.2.3	Appendix A2	–	The Lease Agreement;
1.2.4	Appendix B	–	Hot Works Procedure
1.2.5	Appendix C	–	Guidelines for Carrying Out the Lessee’s Adjustment Works
1.2.6	Appendix D	–	Debit Order Instruction
1.2.7	Appendix E	–	Insurance Appendix (including sub-appendices);
1.2.8	Appendix F		Draft Bank Guarantee;
1.2.9	Appendix G		Draft Option Agreement;
1.2.10	Appendix H		; Signage Appendix;
1.2.11	Appendix I		Sublessee Appendix.

1.3.	The introduction to this Agreement constitutes an integral part hereof and it will be deemed one part of the terms and conditions hereof.

1.4.	The headings of the sections of the Agreement are provided merely for the sake of convenience and they are not to be used in the interpretation hereof.

2.	Definitions
In this Agreement, the following terms will assume the meanings provided alongside them, unless the contents and the context require otherwise:

The “Agreement”	–	This Agreement and all the appendices hereto.
The “Lessee” and/or the “Company”	–	Vishay Advanced Technologies Ltd, Private Company No: 51-286814-2.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

The “Lessor”	–
Mega Or Holdings Ltd, including its representatives and agreed authorized parties, including any planner, professional consultant and/or contractor and/or subcontractor, supplier and manufacturer acting on its behalf or in its name in the execution of the Works or any part thereof.

The “Architect”	–
Mr. Giora Levy, who has been appointed by the Lessor to design the Building and/or any other architect who is appointed by the Lessor with the Lessee’s written consent for the purpose of designing the Building.

The “UBP”	–	Any urban building plan that applies to the Land, including any amendment or addendum to such plan.
The “Land”	–
The Land covering an area of approx. 8,709 sq. meters, which is known as Plot No. 63B according to Plan MD/21, MD/21/1 and MD/2020, which is known as Block 5895, Parcel 3 and which is situated in Modi’in, as marked in the sketch which is attached as Appendix A to this Agreement.

The “Project”	–
Construction of the Building (as defined below) on the Land, including access roads to it, within the borders of the Land, as well as completion of all the development works on the Land, all as set forth in this Agreement and the appendices hereto, and with respect to which the Lessor receives a Form 4 for the Building on the level of an outer shell (and on this level only).

The “Building”	–
A building that is to be constructed by the Lessor, and those acting on its behalf, on the Land marked on the sketch which is attached hereto as Appendix A, and which will include the areas mentioned in the Table of Areas which is attached as Appendix A1.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

The “Leased Premises”	–
The Land marked on the sketch which is attached hereto as Appendix A, and the Building (as defined above), and all the systems and installations in the Building and/or on the Land and/or which serve the Building (such as – but not only – electrical rooms (high voltage), transformation room, garbage room, stairwell, shafts, parking lots, etc.) (hereinafter: the “Systems and Installations”), the loading and unloading yard, the parking areas included in the Land, etc., all in accordance with the sketch and the Table of the Areas attached hereto as Appendix A and Appendix A1.

The “Works” and/or the “Lessor’s Works”	–
The planning works and the construction works of the Project and anything involved and/or related thereto, including obtaining building permits, and the establishment, construction and completion of the Project and all its components, parts, units and systems, including the development works and preparing access roads within the area of the Land, until completion of the Project and all its systems and parts, up to a level of an outer shell, pursuant to what is determined in the technical specifications, as attached to this Agreement, so that the Leased Premises will be delivered to the Lessee after receipt of a Form 4 for the Building on the level of an outer shell and when the Lessee will be responsible for all the Lessee’s Works, including for obtaining a Form 4 and/or a Form 5 (Completion Certificate) for the Leased Premises, allowing for the occupancy of the Leased Premises (and this will not derogate from the Lessor’s obligations in this regard, as set forth in Section 16.4 of this Agreement).

The “Company’s Manager”	–
Whoever is appointed from time to time by the Company to represent it, including in dealings with the Lessor, with regard to the execution of the Project. At the time of signature of this Agreement, the Manager will be Mr. Yossi Dabush.

The “Company’s Supervisor”	–	David Raz or whoever is appointed by the Company from time to time.
The “Lessor’s Supervisor”	–	Ron Levy or whoever is appointed by the Lessor from time to time.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

The “Lessor’s Manager”	–
The manager acting on behalf of the Lessor, who is appointed from time to time by the Lessor and who will represent it for all intents and purposes pertaining to this Agreement in dealings with the Company.

The “Tender”	–	The tender to choose the contractor or the performance contractors of the Project.
The “Lessor’s Consultants”	–
Anyone whose service has been hired and/or will be hired by the Lessor for the purpose of planning, professional consultation, management, coordination of licensing planning, coordination of performance and close supervision of the Project.

The “Technical Agreement”	–
The Technical Agreement signed between the parties upon signature of this Agreement and to which are attached the Technical Specifications and the Agreed Plans, as defined below, and according to which the Leased Premises will be built, and to which will be attached the Tender Plans and the Implementation Plans, as these terms are defined below;

The “Technical Specifications”		The Technical Specifications which are attached as an appendix to the Technical Agreement;
The “Agreed Plans”	–	The plans which are attached as an appendix to the Technical Agreement;
The “Tender Plans”	–
All the plans for the construction of the Project that are to be prepared by the consultants in accordance with the Technical Specifications, for the purpose of publishing the Contractors’ Tenders, and following the preparation of which will be attached as an appendix to the Technical Agreement;

The “Implementation Plans”	–
All the plans that are prepared from time to time by the consultants in accordance with the Tender Plans and the other provisions of the Agreement, according to which the Project is to be constructed, and following the preparation of which will be attached as an appendix to the Technical Agreement.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

The “Index”	–
The Consumer Price Index (General) including fruit and vegetables that is published by the Central Bureau of Statistics, including the said Index even if it is published by any other official institution or entity, including any other official Index that replaces it, whether or not it is based on the same data on which the existing Index is based. If another index is introduced, and the Central Bureau of Statistics does not determine the ratio between it and the replaced Index, the parties’ accountants will determine the ratio between it and the replaced Index.

The “Base Index”	–	The Index for the month of March 2018, as published on 15.4.2018.
The “Determining Index”	–	The Index most recently published prior to actually making any payment by the Company of any amount that is owed by the Company pursuant to this Agreement.
The “Linkage Differentials” or “Linked to the Index”	–
Multiplication of the relevant amount by the ratio between the last Index, prior to making the calculation and/or any payment, and the Base Index. In any event, it is hereby agreed that the last Index prior to making any calculation or payment whatsoever will not be lower than the Base Index. In the event that such last Index is lower than the Base Index, the Base Index will, for the purpose of that calculation, be deemed the last Index.

The “Date of Delivery of Possession”	–	As defined in Section 17 below.
The “Lessee’s Permitted Works/Permitted Changes”	–
Adjustment works and/or changes and/or additions which are carried out by the Company on its own or through others acting for it and on its behalf, according to its needs, at a time following the commencement of the Lease Term.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

“Form 4”	–
A form received from the Planning and Building Committee pursuant to Section 157A of the Planning and Building Law, 5725-1965 and according to the Planning and Building Regulations (Permits for the Provision of Electricity, Water and Telephone Services), 5741-1981, which allows for the connection of electricity, water and telephones to the Building and/or any statutory authorization that replaces it as the authorization required for lawful occupancy of the Leased Premises, including a Form 4 of the Building on the level of an outer shell.

“Arrear Interest”	–
Interest at the highest rate at which it is customary for Bank Leumi le-Israel Ltd or the Bank from which the Lessor will receive financing for the Project – including for constructing it – at the time of paying the interest – to charge accounts of customers which exceed the credit limit approved on an overdraft, according to the calculation method used by the abovementioned bank.

3.	Contradiction Between Documents

3.1.
It is hereby agreed that in the case of any contradiction and/or lack of clarity and/or ambiguity and/or incompatibility between the provisions of the Agreement and what is stated in any of the appendices hereto, besides for the technical specifications or the building permit, as the case may be and as stated below, the provision specified in the Agreement shall prevail. It is hereby clarified that in the event of a contradiction and/or lack of clarity and/or ambiguity and/or incompatibility – with respect to the areas of the Building and/or the areas of the Leased Premises – between the provisions of the Tender Plans and/or the Agreed Plans and/or the Implementation Plans, and what is stated in the building permit, the provision specified in the building permit will apply. It is further clarified that in the event of contradiction and/or lack of clarity and/or ambiguity and/or inconsistency, with respect to the areas of the Building and/or areas of the Leased Premises, between the Table of Areas, which is attached as Appendix A1, and what is stated in the Agreed Plans, what is stated in the Agreed Plans shall apply. In the event of a contradiction and/or lack of clarity and/or ambiguity and/or incompatibility – with respect to the type and/or quality of the materials that are used in the Lessor’s Works and the method of carrying them out – between the provisions of the Tender Plans and/or the Agreed Plans and/or the Implementation Plans, and what is stated in the Technical Specifications, the provisions specified in the Technical Specifications will apply, unless what is in contradiction with the specifications is between what is stated therein and the Implementation Plans, and the change in the Implementation Plans have been

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

approved in advance and in writing by the Lessee, as stated below in this Agreement, in which case the Implementation Plans will prevail.

3.2.
Notwithstanding what is specified in this Agreement, for the avoidance of doubt, it is hereby clarified that with regard to the nature and quality of the materials that are used in the Works that are to be carried out by the Lessor, what is specified in the Technical Specifications shall prevails over any other provision in the Agreed Plans and/or in the Tender Plans and/or in the Implementation Plans, unless what is in contradiction with the Technical Specifications is between what is stated therein and the Implementation Plans, and the change has been approved in advance and in writing by the Lessee, as stated below in this Agreement, in which case the Implementation Plans will prevail. Without derogating from what is stated above, it is hereby clarified that, in any event, approval by the Lessee of any of the said plans, which do not relate to any deviation from the Technical Specifications, if any, shall not constitute consent by the Lessee, which may be obtained only in writing, while noting the deviation. It is agreed and clarified that in any event – including in the case of any contradiction and/or lack of clarity and/or ambiguity and/or incompatibility, between what is specified in the Tender Plans and what is specified in the Implementation Plans, the Implementation Plans shall prevail, provided that they have been approved in advance and in writing by the Company as specified below in this Agreement.

4.	Declarations and Undertakings of the Parties

4.1.	The Lessor declares:

4.1.1.
That it is the holder of the leasehold rights in the Land and it has the exclusive possession of the Land, and that the Land is free and clear of any third-party right (except for the ILA, pursuant to the provisions of the Lease Agreement and the procedures and/or adopted resolutions of the ILA), including attachments, mortgages and pledges, without detracting from the Lessor’s rights to encumber the property, as set forth hereunder in this Agreement.

4.1.2.
That the Building and the Leased Premises will be built in accordance with the UBP that applies to the Land (pursuant to Classification No. 3 as stipulated in UBP MD/21), to the Lease Agreement, and according to the building permits that are lawfully obtained, and that it will work to obtain all the certificates and permits, that are required by law, from the competent bodies, which facilitate the establishment of the Project, the Building and the Leased Premises. In this regard, it is hereby clarified that the Lessor will be responsible for the construction of the Building

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

and the Leased Premises in such a way that is consistent with and fulfills all the terms and conditions and the regulations required in terms of the law, including the provisions of the UBP and the building permit, for adapting it to the classification for industrial use as stated in the UBP that applies to the Land, and subject to the provisions of Section 9.2 below, all until the Leased Premises have been built to the level of an outer shell and until a Form 4 is received for the Leased Premises on the level of an outer shell, and the Lessee alone will be responsible for obtaining permission for the changes as well as for anything involved in and related to the Lessee’s Works.

4.1.3.
That there is no legal and/or consensual and/or planning and/or contractual and/or other impediment to it engaging in this Agreement with the Lessee, and no consent is required, either by virtue of any agreement or in terms of any law, to it engaging in this Agreement, to fulfilling its obligations pursuant hereto, in full and on time.

4.1.4.
That it has the know-how and experience in the field of establishing the Project, including and in particular supervision and management of the establishment, and that it has initiated and developed projects of a similar nature to the Project which is the subject of this Agreement, and it will use this experience for the purpose of managing and establishing the Project.

4.1.5.	It has the financial capability to meet its obligations as set forth in this Agreement.

4.1.6.
It is authorized and qualified in terms of any law and/or agreement to engage in this Agreement pursuant to the terms and conditions hereof, and there is no legal and/or other impediment to signing and fulfilling this Agreement.

4.1.7.	That the Lessor’s management has approved the construction of the Project and leasing it to the Company pursuant to the terms and conditions set forth in this Agreement.

4.1.8.
All the planning Works of the Project that are done by the Lessor will be done through a certified engineer, advisors and planners as is required by law, who are chosen by the Lessor from time to time according to the Lessor’s discretion (except for the Project Architect, whose replacement required the Lessee’s consent).

4.1.9.	Any construction Works of the Project will be performed only by contractors registered in the Contractors’ Register under the Contractors

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Registration for Construction Engineering Works Law, 5729-1969, and who are authorized by their classification and by law to perform the Works that are the subject of this Agreement.

4.1.10.
It will act diligently, in good faith and skillfully to complete the construction of the Project until the Date of Delivery of Possession of the Building to the Company stipulated out in the Agreement, and after the Form 4 has been received for the Building, on the level of an outer shell only, all in accordance with the timetables determined in this Agreement and subject to the provisions hereof.

4.1.11.	That to the best of its knowledge, there is no prohibited land pollution, in accordance with the provisions of any law.

4.1.12.
That it is aware that the Company is engaging with it in this Agreement while relying on the Lessor’s commitment to construct the Project in accordance with the Implementation Plans and the Technical Specifications, and within the due dates specified in this Agreement, and its obligation to rent the Leased Premises to the Company for the Lease Term as stated in this Agreement, and that the Company would not have engaged with the Lessor in this Agreement, at all, if it had not been for the Lessor’s undertakings pursuant to this Agreement.

4.1.13.	According to the UBP, the Plot is zoned for use in Classification No. 3 according to UBP MD/21.

4.1.14.
That all the resolutions required by law and according to its incorporation documents, for the purpose of engaging in this Agreement, have been adopted, and that its competent organs have authorized this engagement.

4.2.	Declarations and undertakings of the Company

4.2.1.
The Company declares that it has been afforded an opportunity to check the location of the Land and its surroundings, the area designated for the Leased Premises, the Lessor’s rights in the Land, the UBP that applies to the Land and the access roads to and from the Land, and it has been afforded the opportunity to examine the planning and legal status of the Land, and it is familiar with the details of the UBP that applies to the Land, that it has been afforded the opportunity to examine and that it has actually seen and inspected the Plans for Building the Leased Premises, the location of the Leased Premises and the access roads to it, and any information that seems to be relevant to it in connection with the Leased Premises, and that it has found all of these to be satisfactory from all aspects and suitable for the purpose of the lease, and, subject to the

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

correctness of the Lessor’s declarations in Section 4.1 above, it hereby waives any claim, including a claim of error and/or incompatibility in connection with any of the details and/or information and/or documents and/or the abovementioned plans, except for a defect and/or a latent defect that the Lessor knew about but failed to disclose to the Lessee.

4.2.2.
The Company declares that it has been afforded the opportunity to check the terms and conditions for obtaining a business license for the Leased Premises in the Building and that, subject to the correctness of the Lessor’s declarations and the construction of the Building pursuant to the provisions of this Agreement, it is not aware of any impediment to obtaining a business license, if required, to operate its business in the Building. It is hereby clarified that in the event that it transpires that changes have to be made in the Tender Plans and/or in the Implementation Plans and/or if repairs have to be made in the construction Works that have already been carried out and/or if changes have to be made in the Building, in order to comply with the conditions set for obtaining a business license for the Company and/or any other authorization that the Company may require, notwithstanding that the Lessor built the Leased Premises in accordance with the provisions of this Agreement, then the Lessee and/or those acting on its behalf will actually make the changes at its expense. For the avoidance of doubt, it is hereby clarified that such changes, which are required because the Lessor failed to build the Leased Premises in accordance with the provisions of this Agreement or in respect of a regulatory change that applied between the date of signature of this Agreement and the date of obtaining a Form 4 for the Building on the level of an outer shell, will apply to the Lessor, and they will be carried out by it and at its expense.

4.2.3.
It is aware that the Lessor will construct the Project while relying on its undertakings to rent the Leased Premises during the Lease Term as stated in this Agreement, and that the Lessor would not have constructed the Project at all if it had not been for the Company’s undertakings pursuant to this Agreement.

4.2.4.
That it is aware that the development Works in the area around the Project, including paths, roads, sidewalks, infrastructure etc., are the responsibility of the local authority and/or the development company (Ehud Tayar Ltd), and the Lessor will not be responsible, and no responsibility will be attributed to it, in connection with the execution of the development Works in the area around the Project, which is not its responsibility; however the Lessor warrants that on the date determined

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

for opening the Project, the Project will be connected (by a permanent connection, besides for the permanent connection to the electrical system) to all the infrastructures, and, after obtaining a Form 4 for the level of an outer shell, appropriate access roads will exist for the purpose of carrying out the adjustment Works by the Lessee.

4.2.5.	It has the financial capability to meet its obligations as stated in this Agreement.

4.2.6.
It is authorized and competent under any law and/or agreement to engage in this Agreement pursuant to the terms and conditions hereof, and there is no legal or other impediment to it signing and fulfilling this Agreement.

4.2.7.
It is aware that the Leased Premises will be delivered to it, on the Date of Delivery of Possession, on the level of an outer shell, and after obtaining a Form 4 for the Leased Premises on the level of an outer shell, when they include only the Lessor’s Works that are specified in the Implementation Plans and in the Technical Specifications, and the Company alone will be obliged to carry out the adjustment Works that are required for adapting the Leased Premises for the use of the Company.

4.2.8.
It undertakes not to register any caveat and/or other note and/or lease right and/or leasehold right and/or easement and/or encumbrance and/or pledge – in respect of its rights pursuant to this Agreement, notwithstanding the provisions of any law – over the Land on which the Leased Premises are built and/or over the Lessor, either at the Israel Land Authority or at the Land Registration Bureau or at the Registrar of Pledges or at the Companies Registrar or at any other competent authority. What is stated above shall not prejudice the Lessee’s right to register a caveat by virtue of the Option Agreement which is to be signed between the parties on the date of signature of this Agreement, provided that, prior to the registration, the Lessee has lodged the cancellation documents, as stated in the Option Agreement, with the Lessor.

4.2.9.
The Company declares that all the resolutions required by any law and according to its incorporation documents, for the purpose of engaging in this Agreement, have been adopted, and that its competent organs have authorized this engagement.

4.3.	This section, and its subsections, is one of the main sections of the Agreement and a breach of any of its provisions will constitute a material breach of the Agreement.

5.	Area of the Leased Premises

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

5.1.	The area of the structure of the Leased Premises will include areas specified in the Table of the Areas in Appendix A1.

5.2.
It is hereby clarified that if, after signature of this Agreement, changes are requested by the Lessee, as part of which the Lessee requests to add areas to the Leased Premises so that its area exceeds 2% compared to the Table of Areas specified in the Agreed Plans, then a change will be made accordingly in the Rent payment that the Lessee is required to pay pursuant to this Agreement, based on the scale of NIS 36.5 per sq. meter gross, which will be added to the areas of the Building and to the scale of NIS 18.25 per sq. meter gross in respect of covered parking bays.

In the event that a change occurs in the area of the Leased Premises under such conditions (and only in them), then, in addition to the change in the Rent, there will be a change in the size of the area of the Leased Premises for the purpose of making the other payments which the Lessee pays pursuant to this Agreement, in accordance with the area of the Leased Premises, and the payments and the collateral of the Lessee will be changed accordingly.

CHAPTER 2 – PLANNING, ESTABLISHMENT AND CONSTRUCTION OF THE PROJECT

6.	General

6.1.
After signature of this Agreement, the Lessor’s Consultants will complete the preparation of the documents required to be submitted for the purpose of obtaining a building permit pursuant to the Technical Specifications and to the Agreed Plans. After receipt of the building permit, the Lessor will be responsible, at its expense, for the preparation of the Tender Plans and the Implementation Plans, as specified below in this Agreement, based on what is specified in the building permit and in the Technical Specifications. After receipt of the building permit, the Lessor – through its consultants – will complete the preparation of the Implementation Plans, it will forward them for perusal by the Lessee, and thereafter it will commence with the construction of the Building which, upon completion and receipt of a Form 4 in respect thereof up to the level of the outer shell (and up to this level only), as specified below in this Agreement, will be rented to the Lessee for the period and the consideration specified below in this Agreement.

Notwithstanding what is stated above, if, as part of the changes that are made and approved, as aforesaid, there are changes with respect to what is stated in the Technical Specifications, then, for this purpose, written approval of the Lessee will be required for the change after the Lessor has explained the changes orally or in

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

writing, at the Lessee’s request, relating to the previous plan, and regarding the costing of such change (to the extent that the change requires additional payment by the Lessee) and only such express written approval will constitute consent by the Lessor for the change relating to what is stated in the Technical Specifications. The Lessee undertakes to approve or to give its remarks to any document and plan, that are forwarded for its remarks or its approval, within 14 business days of the date of receiving them.

6.2.
The Lessor warrants that after receiving the building permit and the Tender Plans it will – at its expense and on its responsibility – complete the Project and its establishment, including construction of the Building and execution of the Lessor’s Works, the details, scope and method of execution of which will be set out in the Implementation Plans, in such a way that after completion thereof the Project, as defined above, will be complete up to the stage of an outer shell, in accordance with the provisions of this Agreement and the appendices hereto and to the directives of the competent authority, all in such a way that makes it possible to obtain a Form 4 for the Leased Premises to the outer shell stage (and to this stage only).

6.3.
It is hereby clarified that the construction Works of the Project that the Lessor is required to carry out will include all the Works, materials and details specified in the Technical Specifications and in the Implementation Plans, which relate to the Lessor’s Works, including the outer shell Works, all in such a way that the Lessor will complete the establishment Works of the Project up to the outer shell stage and until receipt of a Form 4 for the Building up to the outer shell stage.

6.4.
Subject to execution of the Lessor’s Works up to the construction of the Building up to the outer shell stage in accordance with what is stated in this Agreement, including receiving a Form 4 for the Building up to the outer shell stage) and to this stage only), the Company will rent the Building from the Lessor after the Lessor has fulfilled its obligations with respect to the construction thereof, as stated in Section 6.1 above, all according to the terms and conditions, the consideration and the dates as set forth above.

7.	Financing the Construction Expenses of the Project

7.1.
All the expenses of planning and constructing the Project, direct and indirect, except for the expenses required to carry out the Lessee’s Adjustment Works (and which do not appear in the Technical Specifications as Works that the Lessor is required to carry out as part of the Works up to the outer shell stage(, will apply to and be paid by the Lessor, including through external finance (from financial source or by raising bonds) that is made available to the Lessor, as set forth below, subject to the provisions of this Agreement.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

7.2.
It is hereby clarified that the betterment levy, if applicable, will apply to and be paid by the Lessor, including a betterment levy that derives from the coming into effect of a plan that is related to the Project after the date of signature of this Agreement and/or that derives from a request for a concession and/or additional construction in the scope of the Project, except for a better levy and/or exceptional usage fee that is imposed, if imposed, in respect of changes to the Technical Specifications that are required by the Company and/or changes that are made by the Company for the purpose of the lease and/or the Lessee’s Works and/or the changes that are made by the Company after the commencement of the Lease Term and/or uses that are made by the Company of the Land which is not in accordance with the current UBP that applies to the Land. For the purpose of such betterment levy, the parties will act in the manner specified in Section 14.4 below, mutatis mutandis. If the change permission that is sought by the Lessee includes a request for a concession or a request for exceptional use, then the said levy will apply to the Lessee.

7.3.
It is hereby clarified that if and insofar as for the purpose of issuing a license and/or a license for the Company’s business in the Leased Premises, there is any requirement on the part of the competent authorities (including safety requirements, structural and system requirements), subject to the Lessor having built the Leased Premises in accordance with the provisions of this Agreement, these will apply to the Company only, and the Company undertakes to comply with these requirements on time and at its own expense subject to the provisions of Section 14.4 below. For the avoidance of doubt, it is hereby clarified that such changes that are required because of the Lessor’s failure to build the Leased Premises pursuant to the provisions of this Agreement, or because of regulatory change that applied between the date of signature of this Agreement and the date of receipt of a Form 4 for a building up to the outer shell stage, these will apply to the Lessor and they will be carried out by it and at its expense. Changes that are required because of a regulatory change that applies after the date of receipt of a Form 4 on the level of an outer shell will apply to the Lessee.

7.4.
The Lessor will be entitled, but not bound, to encumber and assign its rights under this Agreement and in the Land in favor of a financial institution of bondholders (through a trustee action on its behalf) which provide the Lessor with finance for the purpose of constructing the Leased Premises, and the Lessee agrees with this and it will sign all the documents required by the financial institution or trustee of the bondholders for the purpose of encumbering the Lessor’s rights pursuant to this Agreement and/or in the Land, provided that the Lessee is given the prior written consent by the chargor that it will provide details in the charge documents that the rights of the owner of the charge holder are subject to the rights of the Lessee pursuant to this Agreement, and pursuant to the Option Agreement, which is attached as Appendix G to this Agreement. It is hereby further clarified that the Lessee will

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

sign the documents that are required, as aforesaid, provided that this does not impose responsibility and/or a cost on it that does not apply to it in terms of this Agreement.

8.	Planning Project and the Works

8.1.
After signature of this Agreement, the plans will be prepared by the Architect and the consultants as is required for the purpose of submitting a request for a building permit in connection with the Project, which are compatible with the Technical Specifications and the Agreed Plans (hereinafter: the “Building Permit Plans”), and after preparation them, they will be submitted by the Lessor for the approval of the Planning and Building Authorities.

If the Planning and Building Authorities return the plans to the Lessor together with remarks and ask that they be amended, then the above provisions will apply also to the preparation of an amended plan for the purpose of submitting them to the Planning and Building Authorities. For the avoidance of doubt, it is hereby clarified that the responsibility for issuing a building permit in accordance with the Building Permit Plans is the sole responsibility of the Lessor, which undertakes to act diligently and energetically in order to make progress with the process in the best possible manner and in the shortest possible time frames. In the event that the Authorities require a change with respect to the plans that have been agreed between the parties, the updated plans with be forwarded for the approval of the Lessee which undertakes to approve them or to send its remarks to the plans, as aforesaid, within 14 days. After approval by the Lessee, the Lessor will submit the amended plans for approval by the Authorities. In the event that the Authorities do not agree to grant a building permit in accordance with the file of drawings signed between the parties, and the changes do not enable the Lessee to operate the Leased Premises for the purpose of the lease, then the Lessee will be entitled to give notice of termination of the engagement between the parties without either of the parties having claims or actions against each other.

8.2.
It is hereby agreed that planning the Project, the Works, including planning the infrastructures, the systems and the development Works on the Land and in the surrounding area, and any other detail that is included as part of the Works, including all the licensing procedures that are required for the establishment of the Project only, will be carried out in full compliance with the building permit, the Technical Specifications and the Pefomance Plans, and in accordance with and subject to the provisions of any law.

8.3.
It is hereby agreed that the Lessor will execute and construct the Project in accordance with the Technical Specifications and with the Implementation Plans, and, for the avoidance of doubt, it is hereby clarified that what is specified in the Technical Specifications shall prevail over what is stated in the Implementation Plans, unless

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

the Lessee gives its express written approval for the change with respect to the Technical Specifications.

8.4.
Subject to what is stated in Section 8.2 above, it is hereby agreed that the planning will be done in accordance with the Agreement, the building permit and the Technical Specifications, as well as according to the law and any professional and quality custom in effect, in such a way that will lead to the execution and completion of the Project and the Lessor’s Works in it on a professional level, in accordance with the finishing materials and the details specified in the Technical Specifications.

8.5.
For the purpose of the planning and construction of the Project, the Lessor will use the services of professional consultants that include designers, experts and advisors for all the professional aspects involved in the planning and construction of the Project, all according to its absolute discretion (except for the Project Architect as stated above). The engagement of the Lessor with its consultants as well as full payment of the salaries of the Lessor’s Consultants, as stated above, will be done by the Lessor. For the avoidance of doubt, it is hereby clarified that the Lessee alone will be responsible, at its expense, for hiring all the consultants and planners that are required by the Lessee in connection with the Lessee’s Works.

9.	Building Permit

9.1.
The Lessor undertakes to obtain the building permit for the construction of the Project according to Classification No. 3 according to UBP MD/21, as set forth in the Agreement, and subject to the provisions of Section 9.2 below. The Lessor will be entitled to submit a request for a building permit that is not consistent with the provisions of this Agreement and/or with the plans that have been approved by the Lessee, provided the Lessor subsequently submits an amendment to the building permit and/or a plan for changes to the building permit and/or provided that it acts in any other lawful manner, in a way that does not delay the timetables for the construction of the Leased Premises pursuant to what is specified in this Agreement.

9.2.
The parties agree that, as part of the application for the building permit, the uses that the Lessee intends making in the various parts of the Leased Premises are specified, in accordance with the Lessee’s instructions. The Lessee undertakes to furnish the Lessor with the said details within 14 days of the date of signature of this Agreement and in a way that does not delay the preparation and submission of the application for a building permit.

If the competent authorities refuse such uses that are detailed in the application for the building permit, then the Lessor will give notice of this to the Lessee in writing, and the Lessee will be entitled to inform the Lessor, within 60 days of receiving the Lessor’s said notice that it wishes to cancel the Agreement under such circumstances.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

In the event that the Agreement is cancelled by the Lessee, as stated above, neither of the parties will have any claim or demand or action against the other party in respect of or in connection with such cancellation, and each party will bear the expenses that apply to it pursuant to the provisions of this Agreement only. In the event that the Lessee does not cancel the Agreement under such circumstances, this Agreement will remain in effect and the Lessee will use the various areas of the Leased Premises only for the uses permitted according to the UBP and the building permit, and without either of the parties having any claim or demand or action against its counterparty in connection therewith.

9.3.
The Lessor undertakes to take all measures and to perform any act that is necessary to obtain all the licenses and permits required for the construction of the Project and to carry out the Works (hereinafter: the “Building Permit”), including to pay all the fees, levies and payments that are required for this purpose, all without derogating from its rights to file an objection about the amount of the fees and/or the guarantees that it is required to pay and/or to deposit with the authorities as collateral for payment of the said fees or levies, provided that this shall not release the Lessor from its obligations regarding the Date of Delivery of Possession.

9.4.
The Lessor will assist the Lessee with its best effort to issue the permit changes that it requires to carry out the Lessee’s Works pursuant to what is specified in this Agreement, including that it will sign the documents where the documents require the signature of the Lessor as owner, on condition that its signature does not impose any responsibility, expense, payments or financial debts on it that are not expressly imposed on it in this Agreement. Without derogating from the foregoing, the Lessor declares and warrants that the filing/issuance of the permit changes, that is required by the Lessee for the purpose of carrying out the Lessee’s Works, as aforesaid, does not cause any delay whatsoever in the Lessor’s obligation to complete the construction of the Leased Premises by the date of delivery, as specified in Section 17.1 below, after a Form 4 has been given in respect thereof for the outer shell. If the Lessee requests changes that also include changes in the contour of the Building, then the provisions of Section 5.2 above will apply, and in such case this may cause a delay in obtaining a Form 4 on the level of an outer shell in respect of the changes that are requested in the contour, as aforesaid.

9.5.
If the Planning and Building Authorities do not allow the granting of a Form 4 on the outer shell level then the Lessor will be entitled to inform the Lessee that in such a case it [the Lessor] will be responsible for obtaining a Form 4 for occupancy and/or a Form 5 for the Building which enables occupancy of the Leased Premises (hereinafter: the “Certificate of Occupancy”) after completion of the Lessee’s Works, and this is on condition that the Lessee furnishes the Lessor with all the confirmations and permits that are required for the purpose of obtaining the

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Certificate of Occupancy in connection with the Lessee’s Works (hereinafter: the “Lessee’s Confirmations for Occupancy”). For the purpose of this Agreement, it is hereby clarified that if Works remain, which are not significant, that the Lessee is required carry out and/or defects to repair, which do not delay receiving the Lessee’s Confirmations for Occupancy and/or receiving the Certificate of Occupancy, then such Works will not be deemed to be Lessee’s Works that have not been completed for the purpose of this Agreement.
In this situation, the Lessee will be responsible for providing the Lessor with the Lessee’s Confirmations for Occupancy and the Lessor will be responsible for obtaining a Certificate of Occupancy within 30 days of the date on which the Lessee furnishes the Lessee’s Confirmations for Occupancy (hereinafter: the “Date of Confirmation of Occupancy”).
It is hereby clarified that what is stated above shall not delay the dates of completion of the Lessor’s Works and delivery of possession of the Leased Premises to the Lessee for the purpose of carrying out the Lessee’s Works, as stated in Section 17.1 below.
It is hereby clarified that the Lessor will be responsible for issuing all the confirmations and permits required in connection with the Works that have been carried out by the Lessor in the Leased Premises, as well as for any delay in obtaining any of the Lessee’s Confirmations for Occupancy and/or in obtaining the Certificate of Occupancy, where the failure to obtain them is due to a defect and/or inadequacy and/or nonconformity in the Lessor’s Works. The Lessee will be responsible for any delay in obtaining the Certificate of Occupancy which is due to a defect and/or inadequacy and/or nonconformity in the Lessee’s Works or due to a failure to furnish the Lessee’s Confirmations for Occupancy.
In the event of a dispute between the parties regarding the question of whether the Lessee has furnished the Lessee’s Confirmations for Occupancy or not and/or with respect to the question of who is responsible for the delay in furnishing the Lessee’s Confirmations for Occupancy or with respect to the responsibility for delays in furnishing the Certificate of Occupancy, the dispute will be resolved according to the provisions of Sections 11.3 and 11.4 below.

10.	Supplying Manpower and Equipment

10.1.
The Lessor will engage with the contractors (that possess the classifications and licenses required by law) and the necessary suppliers that will carry out the Works and that will supply the equipment and the manpower in the quantities required to carry out the Works. It is hereby clarified that this provision shall apply accordingly

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

with respect to the Lessee as well with respect to those contractors with whom the Lessee engages for the purpose of carrying out the Lessee’s Works pursuant to this Agreement.

10.2.
Without derogating from the foregoing, it is hereby agreed that the contractors and/or all the parties who are employed on behalf of and by the Lessor or the Lessee in the scope of the Project will be on a high professional level and they will have experience and be certified in terms of the law to work in their fields, including compliance with the suitable classification and as required by law.

11.	The Execution of the Works

11.1.
It is hereby clarified that the Works, which are the subject of the Agreement, will be carried out in accordance with the Implementation Plan, the Building Permit and the provisions of any law, including – but not only – with respect to the matter of responsibility and safety under the law, and insurance, etc.

11.2.
The Company’s Supervisor and/or the Company’s Manager and/or anyone appointed by them are entitled to check the Works and their compatibility with the Implementation Plans as well as to supervise their execution, and for this purpose the Lessor warrants that it and/or those acting on its behalf will cooperate with the Lessee and/or those acting on its behalf for this purpose.

The Lessor will enable the Company’s Supervisor and the Company’s Manager and anyone acting on their behalf to enter the Works site (during working hours), as well as any other place where the Works are being carried out or in which any work is performed that relates to the fulfillment of the provisions of the agreement, subject to the safety procedures and entry into the site where the Works are being carried out as determined from time to time by the Lessor and the parties carrying out the Works.

11.3.
In any case where the Company’s Manager and/or the Company’s Supervisor believe that the Works are being carried out in a manner that is not consistent with what is required according to this Agreement, and the Lessor’s Manager and/or Supervisor do not agree with them, and/or in the case of a dispute between the parties with respect to the Lessee’s Confirmations for Occupancy as stated in Section 9.5 above, the parties will approach the professional person in the Project who is responsible for the Works which are in dispute (Architect, engineer, Safety Officer, etc.) who will serve as the determining party with respect to the dispute (hereinafter: the “Determining Party”).

11.4.
In the event that the said managers and/or Supervisors approach the Determining Party, as aforesaid, the Determining Party will be required to resolve the dispute immediately, and in any event within 14 days of the date that he is requested to do

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

so in writing by any of the parties, after allowing each party to be heard. If the Lessee and/or anyone acting on its behalf disagree with the ruling if the Determining Party, the parties will approach a relevant professional party with regard to the matter in dispute, whose identity will be determined between the parties and with their consent (hereinafter: the “Agreed Determining Party”), and his decision will be final and binding. His fees will be borne equally by the parties to the dispute. The Agreed Determining Party’s decision will be final and binding.

11.5.
If the Works are stopped according to the instructions of the Determining Party and/or the Agreed Determining Party, as the case may be, and insofar as there is a dispute, then the Date of Delivery of Possession will be postponed by the number of days in which the Works were stopped due to such instruction, and all the obligations of the Lessee pursuant to this Agreement will be postponed accordingly.

12.	Guarding, Supervision and Safety in the Execution of the Works
The parties warrant that they will ensure that in their engagements with the suppliers and contractors that are involved in the execution of the Project, it will be clarified that they are familiar with and know the work safety laws, including all safety-related regulations, and the provisions of the Work Safety Ordinance [New Version], 5730 – 1970, as well as the regulations by virtue thereof as they will be from time to time, and that the suppliers and contractors undertake to act in accordance with the work safety laws, in accordance with the instructions of the relevant Safety Officer, and to comply with the safety procedures required by law to ensure the safety of anyone located on the Works site from the date of the engagement with the supplier until the date of completion of the Works, as defined in Section 16 below, and that the suppliers, their employees and anyone engaged on their behalf in the execution of the Works acts in accordance with what is stated in this Section.

13.	Speed of the Works

13.1.	The Lessor declares and clarifies that the Project will be built as one unit and continuously pursuant to the Agreement.

13.2.
The Lessor will deliver possession of the Leased Premises to the Lessee when the Leased Premises have been built on the level of an outer shell, which includes everything listed in the Technical Specifications and in the Implementation Plans, not later than 10 months after the date of signature of this Agreement, and after receipt of a Form 4 for the Building on the level of an outer shell, subject to the provisions of Section 17.1 hereunder.

13.3.	Delay due to Force Majeure

13.3.1.
A delay in the completion of the planning and/or obtaining the Building Permit and/or in carrying out the Works and/or in the completion of the execution thereof due to circumstances of Force Majeure, as defined

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

below, will not be deemed a breach of this Agreement, provided that each party took all possible measures to prevent the circumstances and/or to prevent such circumstances, and that it did its utmost to reduce the time of the delay.

13.3.2.
For the purpose of this Agreement, Force Majeure means: general war, an earthquake that affects the Land, mobilization of general reserves that are unusual in relation to routine, an exceptional national shortage of building materials or equipment or workers, an unusual natural phenomena, decrees, regulations or laws that delay the construction or extend the duration of its construction (and which do not result from an act or omission of the relevant party) and any other circumstance that delays the completion of the Project and over which the parties had no control and they could not have prevented it.

13.4.	This section, and its subsections, is one of the main sections of the Agreement and a breach of any of its provisions will constitute a material breach of the Agreement.

14.	Change Orders

14.1.
After signature of this Agreement the Company will be entitled to issue the Lessor, from time to time, with Change Orders for Execution, as defined below, and the Lessor, through the relevant professional party, will execute the change orders as required, subject to what is stated in this section.

“Change Order for Execution” – A demand to carry out construction Works in deviation from the Technical Specifications or the Agreed Plans, and on condition that such demand does not require an amendment to the Building Permit and/or the issuance of a Building Permit and/or does not adversely affect the safety of the Building that has been constructed and/or where the requested change does not change and/or affect the basis and/or the outer shell of the Leased Premises and/or it is not likely to affect the construction and/or to change any system of the Leased Premises and/or [they are not] changes that constitute a change of exercising the construction rights and/or which is contrary to the law. It is hereby clarified that that notwithstanding what is stated above, a change that is required to make the Implementation Plan or the Tender Plan compatible with the Technical Specifications with not be deemed a Change Order for Execution.

14.2.
Without derogating from the generality of the foregoing, within 10 days of receiving a Change Order for Execution, the Lessor will deliver to the Company a “Work Order for Execution” which will be approved by the Company in writing, and which will include all the details involved in the Change Order for Execution, including the cost thereof, the duration thereof and whether the Date of Delivery of Possession is expected to be postponed as a result of carrying them out (hereinafter: the “Work

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Order for Execution”). A Work Order for Execution that has been approved in writing by the Company will constitute an integral part of this Agreement, and it will be binding on the parties in the same way as its other terms and conditions. On the other hand, a Change Order for Execution that has not been expressly approved in writing by the Company, as stated in this section, will not oblige the parties in any respects, the Lessor will not carry out the Change Order for Execution and the Company will not be obliged to pay the Lessor in respect of the Work Order for Execution. It is hereby emphasized that in a case where the Company has not signed a Work Order for Execution and/or there is a dispute between the parties with respect to the additional payment in respect of the changes or the extension required as a result thereof, the Lessor will not be obliged to carry them out and it is entitled to complete the Works while ignoring the changes that have been requested, subject to what is stated in Section 11 above, unless the Lessee has approved the execution of the change without agreeing on the extension or the payment required, as the case may be, and the Lessor will carry out the change provided that the parties leave the determination of the extension period or the payment to the Determining Party and his decision will be binding on the parties.

14.3.
In the event that a dispute arises between the parties regarding the cost involved in implementing the change order and/or to whom the said cost applies and/or whether the change in question is with respect to previous agreements between the parties and/or what is the duration of the delay that is involved in completing the Works in respect of them and/or regarding the possibility of making the changes, taking into account the construction stages of the Project and/or the limitations set for the abovementioned changes in Section 14.1 above, the dispute will be referred for a ruling by the Determining Party, who will decide the matter within 14 days from the date of the request. However, in the event that the Lessee and/or anyone acting on its behalf disagree with the ruling of the Determining Party, the mechanism specified in Section 11.4 above will apply. It is hereby emphasized that until the ruling the Lessor is entitled to carry out the Works while ignoring the changes that have been requested and without any delay, unless the Lessee has approved the implementation of the changes without agreement regarding the extension or the payment that is required, as the case may be, and the Lessor will implement the change provided that the parties will approach the Determining Party and/or the Agreed Determining Party for a determination of the period of the extension or the payment, and his decision will be binding on the parties. Notwithstanding what is stated above, the Company will be entitled to order the Lessor to stop the execution of the Works relating to the change order until the ruling of the Determining Party and/or the Agreed Determining Party in the dispute, and the Date of Delivery of Possession, as well as the obligations of the Lessee under this Agreement, will be deferred accordingly during the period in which the Works are delayed (in addition to any

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

delay that is determined in respect of the implementation of the change order, if determined). In any event, it is hereby agreed that the ruling of the Agreed Determining Party will be final and conclusive and that the Lessor and the Company will bear his fees in equal shares.

14.4.
In the event that it is agreed or determined that the Works which are the subject of the Change Order for Execution involve a financial settling of accounts between the Company and the Lessor (hereinafter: the “Payment Difference”), the Company will pay the Lessor the consideration in respect of implementing the changes in one payment that will be paid on a current basis + 60 days, unless otherwise agreed in writing between the parties as part of the change order.

14.5.
The cost of implementing the change order will be determined according to what is described below in this section; the price of the reduction and/or the addition compared to the price quoted in the Tender Plans and in the Implementation Plans (hereinafter: the “Change”) will be determined according to the actual cost or the actual price reduction according to a mechanism that will be fixed in agreements to be signed with the contractors and with the various suppliers and agreements with them. In the event of a dispute, the parties will approach the Agreed Determining Party in accordance with the mechanism specified in Section 11.4, and his decision will be final and binding on the parties.

It is hereby expressly agreed that the Company will bear the cost of implementing the change order as stated above.

14.6.	This section, and its subsections, is one of the main sections of the Agreement and a breach thereof and/or a breach of any of its provisions will constitute a material breach of the Agreement.

14.7.
It is hereby expressly agreed that in the event that the Company is interested in implementing a planning change in the Project after agreement of the parties regarding the Technical Specifications, the Company alone will bear the costs incurred for the purpose of planning and implementing the Change, as stated in Section 14.4 above.

15.	Compliance with the Provisions of the Law and with the Israeli Standard

15.1.
The parties will ensure that their engagements with the parties that carry out the Project will obligate these parties to carry out the Works in accordance with the provisions of any law that was in force at the time of signature of the Agreement and which will come into effect by the time of completion of the construction Works in the Project and/or a directive of any competent authority, while complying strictly with all the laws, regulations and directives of the competent authorities, including the planning and building laws and the safety laws.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

15.2.
The parties will ensure that in their engagements with the parties that carry out the Project, the parties are obliged to carry out the Works by virtue of the Agreement in accordance with the requirements of the Israeli Standard as determined by the Israeli Standards Institute, insofar as they apply to the Works. If no such Israeli Standard has been determined, then the Works will be carried out according to relevant European or American Standards or according to other standards which are determined by the Company’s Supervisor and the Lessor’s Supervisor – and in the absence of agreement between them, by the Determining Party, and in the event that the Lessee and/or anyone acting on its behalf disagree with the ruling of the Determining Party, the mechanism described in Section 11.4 above will apply.

16.	Completion of the Execution of the Lessor’s Works

16.1.
The Lessor will be deemed to have fulfilled all of its obligations in connection with the establishment and construction of the Project after the Lessor completes the Lessor’s Works in the Project on the level of an outer shell, as specified in this Agreement, in the Technical Specifications and the Implementation Plans, and when all the systems and the installations included in the Lessor’s Works are in good working order, and after receipt of a Form 4 for the Leased Premises on the level of an outer shell. The Lessor will assist the Lessee in its dealings with the authorities to obtain a Form 4 for occupancy and/or a Form 5 (Completion Certificate) for the Leased Premises, as stated in Section 16.4 below. The Lessor will be entitled to complete the external development Works in the Project by the expiry of 4 months after the delivery of possession, as stated in this Agreement, provided that this does not prevent obtaining a Form 4 for the Leased Premises on the level of an outer shell, and provided that this does not interfere with the execution of the Lessee’s Works. In this regard, it is hereby clarified that the said Works will be coordinated in advance with the Lessee and they will be carried out at times that are not during the Lessee’s operating hours. What is stated above shall not derogate from the Lessor’s responsibility to carry out repairs and/or Works that are required after the date of delivery of the Leased Premises.

16.2.
The Lessor will be responsible, at its expense, for obtaining a Form 4 for the Leased Premises on the level of an outer shell, and obtaining such a Form 4 will be a condition for delivery of possession of the Leased Premises to the Lessee, and it will assist the Lessee in dealings with the authorities to receive a Form 4 for occupancy and/or a Form 5 (Certificate of Completion) for the Leased Premises, as stated in Section 16.4 below and without derogating from the Lessee’s obligations.

16.3.
After receiving possession, the Company will carry out the Adjustment Works in the Leased Premises which are required in order for the Leased Premises to adapt the Leased Premises to the Company’s needs and to operate it for the purpose of the lease, in accordance with the provisions set forth below in this Agreement.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

16.4.
After receiving possession and after completing the Lessee’s Works, the Company alone will be responsible, at its expense, for obtaining all the confirmations required from its consultants for the purpose of obtaining a Form 4 for occupancy and/or a Form 5 (Completion Certificate) for the Leased Premises, and it will be solely responsible for obtaining a Form 4 for occupancy and/or a Form 5 (Completion Certificate) for the Leased Premises, at its expense and on its responsibility. The Lessor will assist the Lessee in dealing with the authorities to obtain a Form 4 for occupancy and/or a Form 5 and it will submit the documents to the authorities on behalf of the Lessee and it will make its best effort to make progress with the confirmations at the authorities, and this will not derogate from the Lessee’s responsibility.

16.5.
If and insofar as for the purpose of issuing a Form 4 on an outer shell level, any requirements arise on the part of the competent authorities which relate to the Lessor’s Works pursuant to this Agreement or that derive herefrom, the Lessor undertakes to comply with these requirements on time and at its expense, all according to and subject to the provisions of this Agreement. Any delay in receiving a Form 4 because of the Lessor will be deemed a delay on the part of the Lessor in respect of which the date of delivery and all the Company’s obligations in terms of this Agreement will be deferred according, including postponement of payment of the Rent by the Company. However, what is stated above shall not detract from the compensation to which the Company will be entitled, as set out in Section 17.7 below.

If and insofar as for the purpose of issuing a Form 4 for occupancy and/or a Form 5 (Completion Certificate) any requirements arise on the part of the competent authorities in relation to the Adjustment Works of the Company or that derive therefrom, which are not in respect of a breach of an obligation of the Lessor pursuant to this Agreement and/or an act and/or omission of the Lessor, the Company undertakes to comply with the requirements on time and at its expense.

16.6.
At least one month prior to the date set in this Agreement as the date of delivery of the Project to the Company, the parties will conduct tours of the Project area, during which a protocol will be recorded which includes details of the Works requiring completion, defects and faults discovered and which need to be repaired, and Works which have been performed not in accordance with the provisions of this Agreement, including in accordance with the Implementation Plans and the Technical Specifications (hereinafter: the “Preliminary Protocol”).

16.7.
On the date of Date of Delivery of Possession, and provided that the Works that the Lessor is required to complete, as stated in Section 16.1 above, have been completed, the Company’s Manager and/or the Company’s Supervisor and any other representative of the Company, according to the Company’s discretion, and a representative of the Lessor (hereinafter: the “Inspection Team”) will meet with the

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Main Contractor of the Project, and they will inspect the Building with respect to the Preliminary Protocol.

16.8.
In the event that the Inspection Team that inspects the Works and/or the repairs described in the Preliminary Protocol and/or any part thereof have not been carried out in accordance with what is stated in the Agreement, a protocol will be recorded of repairs, changes and completions that are required to complete the Works indicated in the Preliminary Protocol (hereinafter: the “Protocol”). The repairs and completions that are listed in the Protocol and which do not prevent the execution of the Adjustment Works by the Lessee will be carried out by the performance contractor (on behalf of the Lessor) within 4 months of the Date of Delivery of Possession according to and taking into consideration the urgency of the work. However, repairs and completions that are listed in the Protocol, and which prevent the execution of the Adjustment Works by the Lessee, will be carried out by the performance contractor (on behalf of the Lessor) by the date of delivery. It is hereby clarified that the responsibility for ensuring that the repairs are carried out, as aforesaid, either prior to the date of delivery or during the inspection period, is that of the Lessor, which undertakes to work with the contractors with whom it has engaged as part of this Project, and to ensure that they are carried out properly.

16.9.
After all the repairs and completions, which prevent the reasonable use of the Leased Premises for the purpose of the lease and which are listed in the Protocol, have been carried out, another Protocol will be prepared in which the performance of the repairs will be indicated (hereinafter: the “Supplementary Protocol”). For the preparation of the Supplementary Protocol, the Inspection Team will appear, as stated above, according to a written invitation from the performance contractor.

16.10.
Prior to the date of delivery, the Company will sign contracts with other parties that will supply services to the Project (hereinafter: the “Service Providers”), where signature thereof is required for the purpose of supplying the following services: electricity, elevators, water and sewage, etc. to the Project by the Service Providers. What is stated above shall not derogate from the Lessor’s responsibility for ensuring the end connections of the Project to the electricity grid, to the sewage and water networks, to the telephone network, all according to the demands of the various Service Providers, in a manner that does not delay receipt of a Form 4 for the Building on the level of an outer shell and delivery thereof to the Lessee, subject to the Company’s signing of supply agreements with the Service Providers.

16.11.
The Lessee warrants that throughout the Lease Term it will, at it expense, maintain service and maintenance contracts with professional experts who provide services to facilities and systems of the kind that are located in the Leased Premises (such as elevators, fire extinguishing systems, fire alarms, etc.) so that throughout the Lease Term these parties will provide regular maintenance as is customary in the market

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

conditions for the systems and facilities in the Leased Premises in accordance with the manufacturer’s instructions. The Lessee will choose the identity of the Service Provider according to the Lessee’s discretion and choice. Subject to the Lessee engaging with such parties, it will not be responsible for the condition of the systems and/or the facilities as they will be in upon expiry of the Lease Term.

16.12.
The Lessor will ensure, throughout the entire Lease Term, including the situation where the Company exercises the option under the Option Agreement, to connect the water supply to the fire extinguishing systems in the Leased Premises according to the Technical Specifications, and it is hereby clarified that the water supply to the fire extinguishing systems in the Leased Premises is from a reservoir located outside the area of the Land, which was built by the Lessor, and the responsibility for its ongoing operation and maintenance applies exclusively to the Lessor, on its responsibility and at its expense, and for the operation of which by the Lessor, throughout the Lease Term, the Lessee will pay the Lessor the operating expenses as set forth below in this Agreement. If during the Lease Term (including the Additional Lease Term), in accordance with a demand by the Fire Department and/or the competent authorities, the Lessee requires a supply of water to fire extinguishing systems with a greater pressure than what is determined in the Technical Specifications, then insofar as this is possible from the Lessor’s point of view, the Lessor will supply the Lessee with water to the fire extinguishing systems at the necessary pressure, provided that all the costs and payments in respect of and in connection with this will be coordinated by agreement between the parties, and in the event that the parties fail to reach agreement, the Lessor will not be obliged to provide the Lessee with water over and above what is determined in the Technical Specifications.

17.	Delivery of Possession of the Building to the Company

17.1.
The Date of Delivery of Possession of the Leased Premises, which is the date of possession (of the entire area of the Leased Premises) , as stated in this Agreement, to the Company, will be upon the expiry of 10 months after the date of signature of this Agreement, and insofar as what is stated in Section 9.5 does not apply, then also subject to the issuance of a Form 4 for the Leased Premises on an outer shell level prior to this date (hereinafter: the “Date of Delivery” or the “Date of Delivery of Possession”).

Notwithstanding what is stated above, the Lessor is entitled to postpone the Date of Delivery of Possession by a period of time that does not exceed 60 (sixty) days (the new date will be deemed the “Date of Delivery of Possession” for all intents and purposes), provided that the Lessee is given at least 30 (thirty) days’ prior written notice prior to the Date of Delivery of Possession. In the event of such a delay, the

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Lessee’s obligations, which relate to the Date of Delivery which derive therefrom, will be postponed accordingly.

17.2.
The Project will be deemed to be suitable for delivery to the Company and possession thereof will be transferred to it, not later than that Date of Delivery of Possession, as defined above, after the Lessor has completed the execution of the Works that apply to it pursuant to what is determined in this Agreement, in whole and on time, and after the receipt of a Form 4 for the Leased Premises on an outer shell level.

17.3.
The Lessee undertakes to take possession on the Date of Delivery of Possession, provided that the conditions stated in Section 17.2 above have been fulfilled. In the event that the Lessee does not appear on the necessary date and/or if it fails to comply with the conditions for delivering possession to it, as stated above, the commencement of the Lease Term will be deemed the date stated in the Lessor’s said notice, and as of this date all the obligations stated in this Agreement shall apply to the Lessee, including the obligation to pay the Rent.

17.4.
As a condition for the Delivery of Possession to the Company (and without postponing the Company’s obligation to make the payments and taxes applicable to the Company pursuant to this Agreement), on the Date of Delivery of Possession the Company undertakes to pay the initial Rent as specified in this Agreement, an authorization to debit an account as per the draft attached as Appendix D to this Agreement, as well as a Certificate of Insurance signed and approved by an insurer, in accordance with the provisions of Section 34 below.

17.5.
Subject to the Lessor’s fulfillment of all the obligations that are required of it up until the Date of Delivery, and its compliance with all the conditions for delivering the Project to the Lessee, pursuant to the provisions of this Agreement, the Lessor will be entitled to bring the Date of Delivery of Possession forward by a period of time not exceeding 90 (ninety) days (the new date will be deemed the “Date of Delivery of Possession” for all intents and purposes), provided that the Lessee is given 60 (sixty) days’ prior written notice prior to the new Date of Delivery of Possession. It is hereby clarified that after receipt of possession, 7 months will be available to the Lessee for the purpose of carrying out the Adjustment Works, as stated in Section 18.1 below.

17.6.
Upon Delivery of Possession, the parties will give written notice to the local authority and the other relevant bodies about the rental of the Leased Premises and to see to it that all the accounts in respect of water, electricity, municipal, telephone and any other account relating to payments that apply to the Lessee pursuant to this Agreement, are transferred into its name.

17.7.	The Lessor will be entitled to postpone the Date of Delivery of Possession by 60 days, as stated in the second paragraph of Section 17.1 above, without this being

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

deemed a breach of contract. A delay in the Delivery of Possession exceeding 60 days, as aforesaid, which does not derive from force majeure, will entitle the Lessee to receive compensation by way of an additional discount (grace) in the Rent, so that for each day of the delay exceeding 60 days the Lessee will receive an exemption from paying Rent, in an amount equal to the Rent in respect of one day’s rental, as full, sole and exhaustive compensation in respect of the said delay. If the Agreement is canceled, as stated below, then the Lessee will receive the said compensation in a monetary payment that will be paid to the Lessee immediately and upon its first demand.
Without derogating from the foregoing, in the event that the Date of Delivery pursuant to this Agreement is postponed by 90 days from the Date of Delivery of Possession that is stipulated above in this Section 17.2, for any reason whatsoever (which is not force majeure), including for circumstances that are the fault of the Lessor, then the Lessee will be entitled (but not bound) to cancel the Lease Agreement, by giving written notice to the Lessor prior to Delivery of Possession to the Lessee, and in such case the Lessee will be entitled, in addition to the compensation stated above at the beginning of this section, to all the damages that are caused to it due to the said cancellation, and in the event that the Lessee cancels the Agreement under such circumstances, the Lessor will not have any claim and/or demand and/or action against the Lessee in respect of the cancellation of the Lease Agreement as foresaid.
Notwithstanding what is stated above, and in the event that despite the delay in the Date of Delivery of Possession, as aforesaid, the Lessee does not cancel the Lease Agreement, then - without derogating from what is stated in this subsection – the Lessee will be entitled to receive daily compensation from the Lessor by way of an additional discount (grace) from the Rent, so that in respect of each day’s delay (which is not due to force majeure) exceeding the aforesaid 90 days, the Lessee will receive an exemption from paying the Rent in an amount equal to the Rent for 2 days’ rental, without detracting from any right and/or relief that is available to the Lessee in terms of any law, to the extent that its damages are higher than the said compensation. It is hereby clarified that in this situation the commencement date of the Lease Term as well as all the obligations imposed on the Lessee, by virtue of this Agreement, will be postponed accordingly.
For the avoidance of doubt, it is hereby emphasized that in the event of delays in the delivery of the Leased Premises to the Lessee, which derive from a breach of the Lessee’s obligations under this Agreement, the Date of Delivery will be postponed accordingly, without deferring the dates for the fulfillment of the Lessee’s obligations, including the date of commencement of the payment of Rent, etc., and without this constituting a breach on the part of the Lessor and without this entitling the Lessee to any demand, claim or relief, including a demand for payment of

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

compensation, as stated above in this section, or the right to cancel the Agreement, as stated above in this section, and this is only with respect to the period of time of the delay created due to the Lessee’s said breach.

18.	Authorization to Perform Adjustment Works by the Company after taking Possession

18.1.
After taking possession of the Leased Premises, and during the 7 months following delivery of possession, the Company will carry out the Adjustment Works in the Leased Premises that are required by the Company for the purpose of adapting the Leased Premises to suit its needs, occupancy and operation of the Project by the Company, for the purpose of receiving a Form 4 for occupancy and/or a Form 5 (Completion Certificate) for the Building and for the Leased Premises (above and hereinafter: the “Lessee’s Works” or the “Adjustment Works”). For the sake of good order, it is hereby clarified that termination of the Adjustment Works by the Lessee within a period of time exceeding 7 months does not constitute a breach of the Lessee’s obligations pursuant to this Agreement; however, the Lessee will not be granted any postponement in the payment of the Rent which the Lessee will begin to pay from the end of 7 months after taking possession of the Leased Premises, unless the delay is due to reasons of force majeure, as defined below in this Agreement.

18.2.
In the scope of the Adjustment Works, the Lessee undertakes to employ only contractors, suppliers and professionals that are certified by law for the type of work that is to be carried out on behalf of the Lessee.

18.3.
The Lessee alone will be responsible for the equipment and the materials that are brought in by it or by anyone acting on its behalf for the purpose of carrying out its Adjustment Works throughout the entire period that they are present in the Building. The materials, equipment and installations that are installed by the Lessee in the Leased Premises will only be in compliance with the law that applies to such materials, equipment and installations. The Lessee will not place and/or store any equipment, installation or materials outside the area of the Leased Premises, without coordinating this in writing and in advance with the site supervisor.

18.4.
The Lessee will be responsible by law for anything relating to the Adjustment Works and/or for any damage and/or expense incurred by it and/or by anyone acting on its behalf. Moreover, the Lessee will be responsible by law to the Lessor and/or anyone acting on its behalf or with its permission and/or to any third party, for any damage that is caused by it and/or by anyone acting on its behalf for any bodily injury and/or damage to property in connection with the execution of the Adjustment Works by it, provided that what is stated above did not occur as a result of an act and/or omission of the Lessor and/or anyone acting on its behalf and/or with its permission. The

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Lessee will insure its aforesaid liability in accordance with the insurance policies specified in this Agreement.

18.5.
In the event that the Lessee employs any contractors in the execution of any of the Adjustment Works, the Lessee undertakes to ensure in advance that these contractors have qualified foremen and that their activities and the Works that are carried out by them are insured by them and/or by it in Construction Works Insurance that is consistent with the relevant risk limits, and in any case not less than what is required according to the appendices and Certificates of Insurance, as set forth in this Agreement. It is hereby emphasized that a condition for the commencement of the execution of any Works in the Leased Premises by the Company is that the Company furnishes the Lessor with a Certificate of Insurance for the Adjustment Works in the event that the Works are carried out by it and/or by anyone acting on its behalf.

18.6.
Consultants and/or contractors and/or artisans of the Lessee will coordinate their plans in advance with the Architect and/or the Lessor’s Consultants and planners, in such a way that does not cause any damage whatsoever to the systems of the Building. In any event where anyone acting on behalf of the Lessor, as stated above, is of the opinion that the system that the Lessee wishes to install may cause any damage to the systems of the Building, they must contact the Determining Party or the Architect of the Project or the relevant professional consultant, who will resolve the said dispute, and in the event that the Lessee and/or anyone acting on its behalf disagree with the decision of the aforesaid relevant party, the mechanism stated in Section 11.4 above will apply.

18.7.
The Company and/or anyone acting on its behalf will be responsible for collecting and disposing of the waste that is created during the Lessee’s Works on the site, to a permitted place according to the directives of the competent authority and it is hereby emphasized that the Lessor will not be responsible for the removal and disposal of the waste from the Leased Premises that is created as part of such Lessee’s Works.

18.8.
The Company will be responsible for ensuring that the Adjustment Works that are carried out by it enable the receipt of a Fire Department Certificate for the Leased Premises and/or the possibility of obtaining a Form 4 for occupancy or a Form 5 (Completion Certificate), where the responsibility for obtaining them and the costs in connection with obtaining them will be the Company’s and they will apply to the Company, and this will not detract from the Lessor’s obligations to assist the Lessee in dealing with the authorities in this regard, as set forth in Section 16.4 above.

18.9.
Without derogating from what is stated in this Agreement, the Lessee will carry out its Adjustment Works in accordance with all the terms and conditions specified in Appendix B (Hot Works Procedure) and Appendix C (Guidelines for Carrying Out

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

the Lessee’s Adjustment Works) to this Agreement, as well as any other work and/or assembly and/or installation that is required for the purpose of opening the Lessee’s business in the Leased Premises.

18.10.
Prior to commencement of the Adjustment Works, the Lessee will coordinate with the Lessor’s Architect and/or engineer and/or with anyone acting on behalf of the Lessor, who will determine the execution of the Works and will furnish them with the documents and plans that are required, including the Certificates of Insurance required for carrying out the Works, as per the draft attached to this Agreement. The Lessee will not commence with the Works prior to receiving all the work safety instructions from the Main Contractor or from the Lessor and before the Adjustment Works have been approved, as stated in this Agreement. The Lessor undertakes to provide the Lessee with everything required by it for the purpose of commencing with the execution of its Adjustment Works, as soon as possible and shortly after its demand, and in any event not later than 14 business days after the date of its request. The Adjustment Works will be carried out in accordance with what is stated in the Lessee’s Works Appendix to this Agreement (Appendix C).

18.11.
After the completion of the Adjustment Works, the Lessor is entitled to demand confirmations from the Lessee, as a condition to operating the Leased Premises for its regular use, that are required by law and/or a requirement of competent authority, about the proper functioning of all the Works carried out by it or on its behalf in the Leased Premises, including confirmation by the contractors that carried out the work on its behalf, as well as a constructor’s confirmation, the confirmation by an electrical inspector and the confirmation of the Fire Department, insofar as this is required by the Lessor or the authorities. The Lessor will be entitled to condition the operation of the Leased Premises on furnishing such confirmations which are required by law and/or according to the request of any competent authority.

It is hereby emphasized that, subject to receiving possession of the Leased Premises after the Lessor’s Works when the Leased Premises have a Form 4 for the level of an outer shell, the Lessee alone will be responsible at it expense, as part of the Adjustment Works, for carrying out all the Works that are required and for the fulfillment of all the conditions and the requirements of the competent authorities, the carrying out and/or furnishing of which are required for the purpose of obtaining a Form 4 for occupancy of the Leased Premises and/or a Form 5 (Completion Certificate) as is required by law for the purpose of occupancy of and operating the Leased Premises.

18.12.	Carrying Out Air-Conditioning, Warning, Fire Extinguishing and Smoke Release Works inside the Leased Premises

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

18.12.1.
All the Works relating to the electrical system, air-conditioning and smoke release, as well as a smoke detection system, public announcement system and blowers, to the extent required by law, including according to the requirements of the authorities, will be carried out by the Lessee and at its expense, unless stated otherwise in the Technical Specifications, excluding the Works required in these areas, as aforesaid, for the purpose of obtaining Form 4 on an outer shell level, which will be the responsibility of the Lessor, and will be carried out at its expense and under its responsibility.

18.12.2.
Without derogating from the generality of the foregoing, the Lessee will install an air-conditioning system for the Leased Premises, at its expense and on its responsibility. The location of the units of the air-conditioning system and the characteristics of the air-conditioning system will be determined by the Lessee, in accordance with the technical advisors of the parties, including the installation requirements that will prevent noise and shocks.

18.12.3.
What is stated above in this section and the subsections hereto shall not derogate from the Works imposed on the Lessor, as stated in this Agreement, in the Implementation Plans and in the Technical Specifications.

18.12.4.
The Lessor will plan the structure of the required electrical room, it will obtain the permits and approvals that are required for its construction according to law and it will build, at its own expense, the structure of the electrical room according to what is determined in the Technical Specifications, and it will adapt it to conform to the Lessee’s electrical requirements (which are that the room will be suitable for a high voltage connection with a capacity of 80 amp and 3x1800 KW transformers).

18.12.5.
The Lessor will engage in an appropriate agreement, to order electricity, with the Electric Company (or a private producer) at its sole discretion. The Lessee will purchase all the equipment required for the electricity room as a high voltage electrical room and its conversion to low voltage according to the Technical Specifications, and it will pay the amounts demanded by the Electric Company for the purpose of ordering the electricity supply and/or connecting the room to the electricity supply. The Lessor will ensure to obtain the Building Permit required for the construction of the room in accordance with the requirements of the Israel Electric Corporation.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

18.12.6.
It is hereby clarified that the Lessee alone will bear all the costs required for the construction of a high voltage electricity room and its conversion to low voltage, including the Lessee’s responsibility to obtain all the permits for connecting the electricity room to the electricity supply by the IEC, at its own expense, all according to what is specified in the Technical Specifications. The Lessor will pay the amounts, on behalf of the Lessee, that are required by the IEC for supplying and/or connecting the electricity supply from the IEC (or a private producer), subject to giving written notice to the Lessee of its intention to do so, together with the demand for payment from the IEC, 10 business days prior thereto, and the Lessee will pay the Lessor the amount of such demand immediately in accordance with the presentation of appropriate proof and subject to receipt of a tax invoice in respect of the payment.

18.12.7.
The Lessee alone will bear the cost of connecting the electricity room to the supply of electricity from the IEC (or the private producer), maintaining, operation it and repairing anything therein that requires repairing, and, without derogating from the generality of the foregoing, the cost of purchasing the transformer and the electrical boards, etc., payment of the fees and other payments required by the IEC in the framework of the request for the supply of electricity and in respect of connecting it to the supply electricity from the IEC. It should be clarified again that the Lessor will not be required to bear any expense in respect of what is stated above, except for the cost of the arrangement of an appropriate permit and building the structure of the room itself, as stated above.

18.12.8.
Upon termination of the Lease Term, for any reason whatsoever, the electricity room, including all that is installed therein and connected to the electricity supply from the Electric Company, will remain the ownership of the Lessor without the need for payment of any consideration and/or payment to the Lessee (unless the Lessee exercises the option).

Notwithstanding what is stated above, if the lease is terminated upon the expiry of the Initial Lease Term and/or prior thereto as a result of the lawful cancellation of the Lease Agreement by the Lessee due to a material breach on the part of the Lessor of the provisions of this Agreement, and the Lessee has not exercised the option granted to it to acquire the Lessor’s rights in the Leased Premises, then the Lessee will be entitled to receive payment from the Lessor in respect of the Lessee’s investments in purchasing the transformers and high voltage electrical

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

boards only, in accordance with the mechanism set forth below. The Lessee will present the Lessor with proof in respect of the cost of the transformers and the cost of high voltage electrical boards in the transformer room as they cost the Lessee at the time of purchasing them, and the parties will examine the cost of the transformers and the actual cost of the high voltage electrical boards in the transformer room,  against the savings to the Lessee of the expenses of electricity consumption up until the time when the Lease Term ended (in accordance with the differences in the prices of the electricity supply between purchasing on high voltage Time of Use tariffs and purchasing on low voltage Time of Use tariffs and according to the tariffs that will be updated from time to time during the said period of use) and in the event that the Lessee has not repaid the cost of the transformers, and the cost of the high voltage electrical boards in the transformer room, in its entirety, by the time the lease ends, as aforesaid, the Lessor will pay the Lessee the remaining difference. In the event that no agreement is reached between the parties in this respect, the parties will approach the Agreed Determining Party, and his decision shall be binding on the parties.

18.12.9.	The Lessee undertakes to install an electrical system in the Leased Premises in accordance with the standards that apply according to the law.

18.12.10.
The Lessor will be entitled to purchase the electricity from the IEC or from a private producer, at its sole discretion. The parties will be entitled, jointly, to any benefit and/or discount in the rate below IEC’s high voltage Time of Use electricity tariffs, if received, which will be divided equally between the parties. If the Lessee obtains better rates from another electricity supplier or from the same supplier, then the Lessee will be entitled to engage with such electricity supplier, and the parties will share the discount in accordance with what is stated above.

18.12.11.
The Lessee will furnish the Lessor upon completion of the installation – provided that it is a reasonable time prior thereto – with confirmation from an authorized electrical inspector that the electricity system in the Leased Premises is in good working order and has been installed in the Leased Premises in accordance with the standards applicable by law and that there is no danger of connecting it to the Project’s electricity system. Failure to present such a confirmation and the failure to connect the Leased Premises to the electricity system will not enable the Lessee to operate the Leased Premises, without this exempting the Lessee from fulfilling all other obligations under this Agreement on time, including

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

– but without derogating from the generality of the foregoing – paying the Rent and any other payment that it owes pursuant to the Agreement. It is hereby clarified that what is stated above shall not derogate from the Lessor’s responsibility in connection with electrical systems and installations been installed by it in the Project. For the avoidance of doubt, it is hereby clarified that the presentation of such a confirmation does not impose any responsibility on the Lessor and/or on anyone acting on its behalf as to the good working order of the aforesaid electricity system in the Leased Premises.

18.12.12.
Without derogating from any other provision in this Agreement, the Lessee will not be entitled to make any change and/or addition to the electrical installations in the Leased Premises, unless it has received the prior written consent from a certified electrical engineer.

18.12.13.
Without derogating from any responsibility imposed on the Lessee under the Agreement, and in particular its full and sole responsibility for the maintenance of the electrical systems in the Leased Premises, the Lessee warrants that it will replace and/or install and/or change and/or remove – within a reasonable time under the circumstances – any component and/or appliance and/or electrical and/or electronic device (hereinafter in this section: the “Device”) as it is required to do by the Lessor and/or anyone acting on its behalf, in any case where the Lessor believes, based on the opinion of its expert, that the Device is causing damage and/or may cause damage and/or that it is not compatible or that it does not meet the requirements of any standard required by law or the requirements of the electricity supplier and/or that it constitutes a safety hazard, and the Lessee will not have any claim and/or demand and/or action against the Lessor, even if it first received the approval for its installation. In the event that the Lessee and/or anyone acting on its behalf disagrees with the Lessor’s aforesaid demand, the mechanism specified in Section 11.4 above will apply.

19.	Liability and Insurance – During the Period of the Construction of the Building

19.1.	Liability

19.1.1.
The division of tort liability between the parties to this Agreement during the construction period with respect to any damage to property and/or bodily injury, including to any third party, shall apply according to the law.

19.1.2.	Any party to this Agreement that is obliged to bear damage which is the responsibility of the other party, as stated in Section 19.1 above, will be

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

entitled to indemnification by the other party in respect of the full amount that it was ordered to pay in accordance with a court judgment the enforcement of which is not stayed, provided that it in informs the other party of any claim and/or demand that has been received by it in connection with such damage, shortly after receiving it, and that it enables – as far as this depends on it – the other party to defend itself against any such claim and/or demand. The right to indemnification by the other party will not apply with respect to damage for which the compensation has been agreed in a compromise and/or settlement that was made without the consent of the other party in writing and in advance.

19.1.3.
The Lessee declares that it is aware that during the period after the Date of Delivery of Possession of the Leased Premises, the Lessor is not obliged to provide guards and/or any protection of the Leased Premises and that it is aware that the Lessor does not bear responsibility of any nature towards the Lessee in connection with any guarding and/or protection of the Leased Premises, and, for the avoidance of doubt, responsibility under the Bailees Law, 5725-1967 will not apply to the Lessor.

19.2.	Insurance
During the period of the execution of the construction Works, the parties will take out the insurance policies listed in Appendix E to this Agreement.

CHAPTER 3 – THE LEASE

20.	Purpose of the Lease
The Company will rent the Leased Premises from the Lessor in an unprotected lease and it will use it for the purpose of operating a management center, industry (including high-tech industry for the manufacture of components for export), warehousing and offices, provided that all the uses made by the Lessee are permitted uses in accordance with the UBP which is in effect (hereinafter: the “Purpose of the Lease"). The Lessee undertakes to operate its business in the Leased Premises for the Purpose of the Lease only, without any exception or deviation from the Purpose of the Lease. The Lessor confirms and declares that the use of the Land is permitted for use in Classification 3 according to Urban Building Plan MD/21.

21.	The Lease Term

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

21.1.
The Initial Lease Term: The parties have determined the Lease Term pursuant to this Agreement for 150 months (12 (twelve) years and six months) from the Date of Delivery of Possession of the Leased Premises to the Company, as specified in Section 17 above (the date on which a Form 4 will be obtained for an outer shell) (hereinafter: the “Initial Lease Term”).

Notwithstanding what is stated above, if the provisions of Section 9.5 above apply, and the Lessee has furnished the Lessee’s Confirmations for Occupancy, but the Certificate of Occupancy will not be provided by the Lessor to the Lessee until the Date of the Certificate of Occupancy, then in such case the Initial Lease Term will be extended for the period of time that the Certificate of Occupancy is delayed beyond the Date of the Certificate of Occupancy.
For the avoidance of doubt, it is hereby clarified that delays in the completion of the Lessee’s Works and/or in providing the Lessee’s Confirmations for Occupancy will not cause an extension of the Lease Term as aforesaid.

21.2.
The First Additional Lease Term: Subject to the Lessee paying the Lessor the Rent in full during the Initial Lease Term, the lease will be extended by an Additional Lease Term of 5 years (hereinafter: the “First Additional Lease Term”), unless the Company gives at least 12 months’ prior written notice that it does not wish to extend the Lease Term further.

21.3.
The Second Additional Lease Term: Subject to the Lessee paying the Lessor the Rent in full during the First Additional Lease Term, the lease will be extended by an Additional Lease Term of 5 years (hereinafter: the “Second Additional Lease Term”), unless the Company gives at least 12 months’ prior written notice that it does not wish to extend the Lease Term further.

21.4.
The Third Additional Lease Term: Subject to the Lessee paying the Lessor the Rent in full during the Second Additional Lease Term, the lease will be extended by an Additional Lease Term of 29 months (hereinafter: the “Third Additional Lease Term”), unless the Company gives at least 12 months’ prior written notice that it does not wish to extend the Lease Term further.

Notwithstanding what is stated above, if circumstances exist, as stated in the second paragraph of Section 21.1 above, then the Third Additional Lease Term will be shortened by the period of time that is added to the First Lease Term over and above 150 months, so that the total of all the Lease Terms (insofar as all the options are exercised) will not cumulatively exceed 24 years and 11 months.

21.5.
For the avoidance of doubt, it is hereby clarified that non-receipt of such notice from the Lessee about termination of the lease at the end of the Initial Lease Term or at the end of the First Additional Lease Term or at the end of the Second Additional

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Lease Term, as the case may be, by the date determined as stated above, for any reason whatsoever, will cause an automatic extension of the Agreement to the full period of the First Additional Lease Term or to the full period of the Second Additional Lease Term or to the full period of the Thied Additional Lease Term, as the case may be.

21.6.
A precondition for the Lessee’s right to an extension of each of the Lease Terms will be that, not later than a date that will be 21 days prior to the commencement of the relevant Additional Lease Term, the Company furnishes the Lessor with confirmation regarding the extension of the validity, and updates the amount, of any collateral that it was obliged to provide to the Lessor pursuant to this Agreement, insofar as such extension or updating is required, and by a date that is at least 14 days prior to the commencement of the relevant Additional Lease Term the Company has provided the Lessor with confirmation of an extension of the validity of the Company’s insurance for the period according to what is specified in Section 34 below.

21.7.
In each of the Additional Lease Terms, all the provisions of this Agreement will continue to remain in force, mutatis mutandis, except for the right to extend the lease at the end of the Third Additional Lease Term.

21.8.
In the event that that the Company does not extend the Initial Lease Term or the relevant Additional Lease Terms, as the case may be, in accordance with what is stated above, the Agreement will come to an end upon the expiry of the relevant Lease Term, the Company will vacate the Leased Premises in their entirety, including its portion, at the end of the relevant Lease Term, in accordance with what is specified in Section 36 below.

21.9.
Subject to what is stated in the other provisions of this Agreement, the Lessee will not be entitled to terminate the lease and/or to vacate the Leased Premises prior to the expiry of the Initial Lease Term or prior to the expiry of the Additional Lease Term with respect to which the lease has been extended as stated above, as the case may be. If, notwithstanding what is stated above, the Lessee vacates the Leased Premises prior to the expiry of the Lease Term (or any Additional Lease Term with respect to which the lease has been extended as aforesaid, as the case may be) for any reason whatsoever and without it being expressly entitled to do so pursuant to the provisions of this Agreement, all the Lessee’s obligations, as state in the Agreement and in the appendices hereto, will continue to apply, and the Lessee will be obliged, inter alia, (but not only) to make payment – on time to the Lessor and/or to any third party, as the case may be – of all the payments of any nature whatsoever that apply to it pursuant to the Agreement and the appendices hereto, until the expiry of the Lease Term (or the Additional Lease Term with respect to the extension of the lease, as the case may be).

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

21.10.
Notwithstanding what is stated above, it is hereby clarified that in the event that the Lessee lawfully cancels the Lease Agreement and the Lessor gives its consent for this in writing and/or in the case where the Lessor commits a material breach of the Agreement as a result of which the Agreement is lawfully cancelled by the Lessee and a final judgment is given by the court according to which the Agreement is lawfully cancelled by the Lessee, as aforesaid, then the Lessee will be entitled (but not bound) to inform the Lessor about exercising the option to purchase the Leased Premises, as stated in Section 41.1 hereunder, according to the terms and conditions of the Option Agreement which is attached as Appendix G to this Agreement, as well as the Sale Agreement which is attached to it, provided that during the entire period until the said option is exercised, as aforesaid, as well as payment of the full consideration pursuant to the Sale Agreement, the Lessee will pay to the Lessor the Rent pursuant to this Agreement, without this derogating from the Lessee’s rights pursuant to this Agreement and/or in terms of any law. It is hereby clarified that the Lessee’s decision to cancel the Option Agreement under such circumstances will not prejudice any right and/or relief that is available to the Lessee by virtue of this Agreement and/or in terms of any law. It is hereby clarified that that notwithstanding what is stated above, in circumstances where the Lessee lawfully cancels the Agreement, and vacates the Leased Premises, what is stated above will not apply.

22.	Rent

22.1.
As of the expiry of 7 months from the Date of Delivery of Possession, as stated in Section 17.1 above (the 7 months after the Date of Delivery of Possession to the Lessee shall hereinafter be referred to as: the “Grace Period”) and, subject to what is stated in Section 17.7 above, the Company will pay the Lessor monthly Rent in an amount of NIS 430,000 (four hundred and thirty thousand New Israel Shekels), linked to the Consumer Price Index as of the Base Index until the Determining Index, plus applicable VAT, subject to changes in the Rent according to the provisions of Section 5.2 above, if any (hereinafter: the “Rent”).

22.2.	Notwithstanding what is stated above, if the provisions of Section 9.5 above apply, then the provisions set forth below will apply:

22.2.1.
If the Lessee has provided the Lessor with the Lessee’s Confirmations for Occupancy, but the Certificate of Occupancy will not be received by the Lessor until the Date of the Certificate of Occupancy, then, in such case, the Lessee will not be liable for payment of the Rent during the period in which receipt of the Certificate of Occupancy was delayed beyond the Date of the Certificate of Occupancy, until the actual date of issuance of the Certificate of Occupancy.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

22.2.2.
If the Lessee provides all the Lessee’s Confirmations for Occupancy before the expiry of six months from the Date of Delivery of Possession and the Lessor does not furnish the Lessee with the Certificate of Occupancy by the Date of the Certificate of Occupancy, then the Grace Period that has not yet been utilized by the Lessee will be added to the period during which the Lessee is exempt from Rent, as stated in Section 22.2.1 above.

22.2.3.
If the Lessee has not completed the Works (in accordance with what is stated in Section 9.5 above) and/or has not furnished the Lessee’s Confirmations for Occupancy, up until the expiry of 6 months from the Date of Delivery of Possession, then the Lessee will be liable for payment of the Rent as of the end of the Grace Period until the Date of the Certificate of Completion, and the Lessee will also be liable for payment of the Rent as of the actual date of issuance of the Certificate of Occupancy. It is hereby clarified that what is stated above shall not derogate from the provisions of Section 22.2.1 above regarding the exemption of the Lessee from the Rent in the event that the Lessor fails to provide the Lessee with the Certificate of Occupancy, and in such case the exemption referred to in Section 22.2.1 will be for the period of time during which obtaining the Certificate of Occupancy is delayed, as of the expiry of the Date for Occupancy until the Date of the Certificate of Occupancy.

22.3.	The Rent will be paid every quarter in advance together with applicable VAT against receipt of a valid tax invoice.

22.4.	The Rent, and all its components, will be linked to the Consumer Price Index, as set forth hereunder (unless expressly determined otherwise with respect to any of the components):

22.4.1.
If it transpires on any date of payment of the Rent pursuant to this Agreement that the Determining Index is higher than the Base Index, the Rent will be increased by the rate of the increase of the Determining Index compared to the Base Index (hereinafter: the “Index Differentials”). In such a case, the Lessee will pay increased Rent, as aforesaid. It is hereby clarified that if the Determining Index decreases compared to the Base Index, the Rent will not be reduced and it will be according to the rate specified above.

22.4.2.	If on the date of payment there are Index Differentials, the Index Differentials will be paid to the Lessor on the date set for payment thereof simultaneously with payment of the Rent.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

22.5.
Payment of the Rent and all the other payments that the Lessee is obliged to pay to the Lessor pursuant to the Agreement will be made by means of authorization to debit an account or through standing debit orders to the bank or to any financial institution to make any of the said payments, in whole or in part, in accordance with the instructions of the Lessor.

22.6.
At the beginning of each Additional Lease Term, if any, the monthly Rent will be increased, as stated in Section 22.1 above, by a rate of 5%, and this amount, linked to the Consumer Price Index from the Base Index to the Determining Index, will be the Rent throughout the Additional Lease Term. It is hereby clarified that notwithstanding anything stated above, in the event that the Lessor is late in delivering possession to the Lessee and it is obliged to pay compensation to the Lessee, as stated in Section 17.7 of this Agreement, then it is clarified that the increase in the Rent during the First Additional Lease Term will only apply after the Lessee actually pays the Lessor 143 Rent payments (after the expiry of the compensation period to which the Lessee in entitled pursuant to this Agreement).

22.7.
Without derogating from any of the other provisions of the Agreement, the Company undertakes to pay the Rent to the Lessor as well as any other payments, of whatsoever nature, that apply pursuant to the Agreement, including – but without derogating from the generality of the foregoing – payment to any authority of any nature whatsoever, throughout the entire Lease Term that applies to it in terms of the Agreement, whether or not it makes use of the Leased Premises, and this will not derogated from the other provisions of the Agreement.

22.8.
The Lessee will pay Value Added Tax in respect of each of the payments that the Lessee is obliged to make pursuant to the provisions of this Agreement, at the rate that applies on the date of the payment in terms of the law, and it will pay any tax that replaces it and/or any tax that according to the law applies to any payment that the Lessee is obliged to pay pursuant to the provisions of this Agreement, against a lawful tax invoice in respect of the payment of VAT, which will be issued to the Lessee shortly after settlement of the amount of the tax that relates to the matter. Without derogating from what is stated above, and for the avoidance of doubt, what is stated concerning the addition of VAT shall not apply to water and electricity payments insofar as the amounts that the Lessor has paid to third parties already includes VAT.

23.	Collateral
Autonomous Bank Guarantee

23.1.
The Company will furnish the Lessor, on the date of signature of this Agreement, with an autonomous bank guarantee according to the draft which is attached as Appendix F to this Agreement (hereinafter: the “Bank Guarantee”). The Bank

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Guarantee will be in an amount equal to the Rent for six months rental plus applicable VAT. After payment of the Rent for the first quarter of the Lease Term, after the Grace Period, the amount of the Bank Guarantee will be reduced and it will stand at an amount equal to the Rent plus VAT for 3 months’ rental. The amount of the Bank Guarantee will be updated in every Additional Lease Term in accordance with the updated Rent at that time.

23.2.	Without derogating from what is stated in Appendix F, the Bank Guarantee will be governed by all the following provisions:

23.2.1.
The Bank Guarantee will be autonomous, unconditional, non-transferable, made in favor of the Lessor as beneficiary, realizable in installment, duly stamped at the expense of the Lessee (insofar as according to the law stamping is necessary) and valid for the entire Lease Term (even though the Lessee will be entitled to furnish a guarantee that is valid for a shorter period, provided that it is extended at least 21 days prior to the expiry of the validity period of the guarantee, which failure to extend, as aforesaid, will, per se, constitute grounds for forfeiture of the guarantee) and up to 45 days after the expiry of the Lease Term and vacating of the Leased Premises, unless the Lessee completes all its obligations pursuant to the Agreement prior to this date and furnishes valid proof – of having made all the payments that apply to it – to the Lessor and/or the authorities and/or according to this Agreement by the date of expiry of the lease, and in such case the guarantee will be returned to it prior thereto. The amount of the said guarantee will be Linked to the Index from the Base Index to the Index that is known on the date of actual settlement. It is hereby clarified that the Lessee, solely and at its expense, will bear any commission and/or expense and/or payment in respect of the Bank Guarantee.

23.2.2.
The Lessee hereby warrants that in the event that, pursuant to the provisions of this Agreement, the Lessor transfers its rights and obligations under this Agreement, in whole or in part, to a third party and/or to any third parties, including transfer to a bank or other financial institution that provides finance against a pledge of the Lessor’s rights in the Leased Premises – at the Lessor’s demand and within 21 days of a demand in writing – the Lessee will furnish one alternative Bank Guarantee made in favor of the Rights Holders (and for this purpose the bank or such financial institution will be deemed a “Rights Holder”), as they are after the transfer of the said rights, against the return to the Lessee of the existing guarantee with the Lessor. Any cost of replacing the guarantee with the alternative guarantee, will be borne solely by the

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Lessor. As long as an alternative guarantee has not been furnished, the existing guarantee will not be returned to the Lessee. What is stated above shall also apply to further replacements of the alternative guarantee. The Lessee hereby declares that it is aware that in the event that it fails to replace the guarantee as aforesaid at the Lessor’s demand and subject to the terms and conditions of this Agreement, then the existing guarantee will not be returned, and that failure to replace the existing guarantee with the alternative guarantee, as stated above, will constitute a material breach of the Agreement with the Lessor, in such a way that enables the Lessor to immediately realize the existing Bank Guarantee, subject to the other provisions of this Agreement. Nothing in this section will preclude the disqualification of an existing Bank Guarantee even without the need for a replacement by an alternative guarantee, by virtue of a power of attorney given by the Lessor in favor of the aforesaid Rights Holders; however, for the avoidance of doubt, such proxy willl be entitled to demand the disqualification of a Bank Guarantee only where the Lessor would have been entitled to do so if the power of attorney had not been given and under the conditions specified in this Agreement.

23.2.3.
In the event that the validity of the Agreement is extended for Additional Lease Terms, the Lessee will furnish the Lessor, prior to commencement of any Additional Lease Term with an updated Bank Guarantee for the Additional Lease Term according to the identical wording and conditions as the Bank Guarantee that was given in connection with the Initial Lease Term. The amount of the guarantee in each Additional Lease Term will be an amount equal to three months’ of updated Rent (as it is at the beginning of the relevant Additional Lease Term) plus VAT. The said guarantee will remain in effect until the expiry of 45 days after the relevant Additional Lease Term, unless the Lessee completes all its obligations under the Agreement prior to this date and has furnished valid proof of having made all the payments, that apply to it, to the Lessor and/or the authorities and/or pursuant to this Agreement, up until the date of termination of the lease, and in such case the guarantee will be returned to it prior thereto.

23.3.
In the event that the Lessee breaches any of the provisions of the Agreement, which apply to it, which constitutes a material breach of this Agreement, and the Lessee fails to rectify the breach within the time specified in the Agreement or fails to pay the amount even after the Lessor’s written notice of 14 days, the Lessor will be entitled to present the Bank Guarantee (in whole or in part) for payment, accordingly and in direct connection to the amount that has not been paid by the Lessee and/or to the amount required with respect to rectifying the relevant breach, as stated, and

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

this will not derogate from any relief and/or remedy and/or right conferred on the Lessor under the Agreement and/or under any law, provided that this does not constitute double compensation to the Lessor.

23.4.
It is hereby clarified that in the event that the Lessor uses such Bank Guarantee, on the conditions stated above, the Lessee will be obliged to lodge a new Bank Guarantee with the Lessor on the conditions and amount (Linked to the Index) that is identical to the amount that has been realized, within 7 business days of the date on which the Lessor presented the Bank Guarantee for payment, as aforesaid.

24.	Execution of the Lessee’s Works/Changes in the Leased Premises after the Date of Delivery of Possession

24.1.
It is hereby agreed that, after Delivery of Possession, the Company is entitled to carry out the Lessee’s Works/ Changes, as defined in Chapter 1- General to this Agreement, in any part of the Leased Premises which do not change and/or affect the foundation and/or the outer shell of the Leased Premises and/or which are not likely to affect the construction and/or to change any systems and/or which are not changes that constitute exercising building rights, including building a gallery (hereinafter: the “Permitted Changes”). Carrying out the Changes will be done at the expense of the Company and on its responsibility.

24.2.
The Company will inform the Lessor of any Permitted Changes that it wishes to make (over and above the changes to the fittings and equipment of the Leased Premises and/or the design and/or a change in the internal partitioning with respect to which there is no obligation to inform the Lessor) and it will obtain the Lessor’s written approval for the said changes not later than 15 business days after the date of receiving the Lessee’s written request. The Lessor will not refuse to give its consent, provided these are Permitted Changes, as stated in Section 24.1 above. In the event that the Company carries out the aforesaid Changes, and for these Changes it is necessary to pay fees and/or levies, the Company will bear these payments.

24.3.
Notwithstanding what is stated in Section 24.2 above, the Company will not carry out Works and/or Changes that require a building permit and/or Works that alter the construction of the Leased Premises or their main systems and/or the fire extinguishing systems in the Leased Premises and/or that constitute a change in exercising the building rights, including building a gallery, without receiving the Lessor’s prior written consent for this, which, insofar as this is given to the Lessee, it will be given on the dates according to what is specified in Section 24.2 above.

24.4.
In any case where the Company carries out the Lessee’s Works and/or Changes in accordance with what is stated above, it will be solely responsible for obtaining all the licenses and permits from any competent authority in connection with the execution of the Lessee’s Works and/or the Changes, and for payment of any

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

compulsory payments that this involves, prior to the execution of the Lessee’s Works and/or the Changes. The Lessor will sign any document and/or application whose signature is required as the rights holder in the Leased Premises, within 14 business days of the Company’s written request, unless the change in question requires the Lessor’s consent as stated above and provided that it is ensured that no expenses and/or costs will be imposed on the Lessor as a result of its signature. The Company will bear any responsibility and all the expenses arising from the Lessee’s Works and/or the Changes requested by it, as aforesaid.

24.5.
The Company will be solely responsible under the law, including to the Lessor and to the government authorities, municipalities, the local authorities and/or other competent authorities in respect of planning and executing the Permitted Changes as stated in Section 24.4 above, the method of executing them and completing them, including giving all the notices and receiving all the licenses that are required and/or will be required for the execution thereof, and this will not derogate from the Lessor’s obligation to cooperate with the Lessee as stated above in this section.

24.6.
The Company undertakes to employ only contractors, suppliers and professionals that are certified in terms of any law in accordance with the type and scope of the work that they will carry out on its behalf.

24.7.
The Company alone will be responsible for the equipment and materials used by it or by anyone acting on its behalf for the purpose of carrying out the Works and installations that it carries out during the full period that they are located in the Building. The materials, equipment and installations that are installed by the Company in the Leased Premises will only be in accordance with the law that applies to these materials, equipment and installations if any such law exists.

24.8.
The Company will be responsible by law for anything relating to the Lessee’s Works/Changes and/or for any damage and/or expense incurred by it and/or by anyone acting on its behalf. Moreover, the Company will be responsible, according to its responsibility by law, to the Lessor and/or anyone acting on its behalf or with its permission and/or to anyone who works and/or is present on behalf of the Company in the Leased Premises and/or to any third party, in respect of damage caused by it and/or by anyone acting on its behalf to any property and/or for bodily injury in connection with the execution of the Lessee’s Works/Changes as aforesaid, provided that what is stated above does not occur as a result of an act or omission on the part of the Lessor and/or anyone acting on its behalf and/or with its permission. The Company will insure its aforesaid responsibility in accordance with the draft Certificate of Insurance which is attached to this Agreement.

24.9.	In the event that the Company employs any contractors in the execution of any of the Lessee’s Works, the Company undertakes to order them to employ foremen who

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

are authorized in accordance with the requirements of the law with respect to the type and scope of work required, and to order that their activities and the Works carried out by them are insured by them and/or by the Company with Construction Works Insurance in accordance with what is stated in Appendix E.

24.10.
The Company’s Consultants and/or contractors and/or artisans for the purpose of planning and/or internal changes, planning and/or changing the electrical systems, the installations, air-conditioning, the sanitation , sewage, fire prevention and any other main system in the Leased Premises, will coordinate their plans in advance with the Lessor and its Consultants, in such a way that no damage is caused to these systems. In the event where anyone acting on behalf of the Lessor, as stated above, is of the opinion that the system that the Company wishes to install or the change that is being carried out in the system may cause any damage to the systems of the Building, the parties will approach the Determining Party or the Project Architect who will resolve the said dispute, and in the event that the Lessee and/or anyone acting on its behalf disagree with the decision of the Determining Party and/or the Architect, the mechanism stated in Section 11.4 above will apply.

24.11.	The Company and/or anyone acting on its behalf will be responsible for the removal of the waste that is created in the Leased Premises during the execution of the Lessee’s Works.

24.12.
The Company undertakes to carry out the Lessee’s Works/Changes pursuant to the provisions of this Agreement and any law that was in effect at the time of signature of the Agreement or which will come into force during the period of the execution of the Lessee’s Works/Changes and/or a directive of any competent authority, while complying with all the laws, regulations and directives of the competent authorities, including the planning and building laws and the safety laws.

24.13.
Without derogating from the foregoing, the Company undertakes to carry out the Lessee’s Permitted Works/Permitted Changes in accordance with the requirements of the Israeli Standards as determined by the Israeli Standards Department, insofar as these apply to these Works. If no such Israeli Standard has been determined, then the Works will be carried out according to relevant European or American Standards or according to other standards which are determined by the Company’s Supervisor and the Lessor’s Supervisor – and in the absence of agreement between them, by the Determining Party, and in the event that the Lessee and/or anyone acting on its behalf disagree with the ruling of the Determining Party, the mechanism described in Section 11.4 above will apply.

24.14.
In the event that the Lessee makes changes and additions which are not Permitted Changes, without the Lessor’s approval, as stated above, the Lessor will have the right and the option to demand that – shortly after the date of carrying out the changes,

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

which as aforesaid were not permitted – the Lessee must remove and/or dispose of the changes and additions at the Lessee’s expense and responsibility within a reasonable period of time as determined by the Lessor, and to return the Leased Premises to their former state prior to making changes which as aforesaid were not permitted, and this will not derogate from any right and/or relief and/or remedy that is conferred on the Lessor pursuant to the Agreement and/or in terms of any law. In the event that the Lessor does not demand that the Lessee remove and dispose of the changes and additions from the Leased Premises that were not agreed to by it, these changes and additions will remain in the Leased Premises until the termination of the Lease Term, and the arrangement stated in Section 36.1 below will apply with respect to them.

25.	Repairs to the Leased Premises

25.1.
The Company undertakes to use the Leased Premises properly, carefully and reasonably during the entire Lease Term, and to ensure that all the users of the Leased Premises, including its employees, visitors and guests, use the Leased Premises carefully and properly.

25.2.
Throughout the entire Lease Term (including the Additional Lease Term/s), the Lessor will repair and replace – insofar as it is not possible to repair – all the defects and/or flaws in the construction and/or in the Development Works and/or in the outer shell of the Leased Premises (including sealing and leaks) that derive from faulty construction and/or installation that was performed by the Lessor and/or defective building materials that were used in the construction that was carried out by the Lessor.

For the purpose of this subsection, “defects” and/or “flaws” mean those that derive from faulty construction and/or defective building materials, including the penetration of water into the Building, cracks in the construction, sinking of floors or tiled areas, and defects in the installation pipes.
In addition, the Lessor will repair (including replace, insofar as it is not possible to repair) the defects and flaws in the systems that have been installed by it in the Building in accordance with the Technical Specifications (for example, but not only: elevators, except for freight elevators, the responsibility for which (except with regard to the installation thereof) will apply to the Lessee), sprinkler pipes (first layer) etc., including damage caused by fair wear and tear, insofar as the defects in them are discovered prior to the end of the life of that system, as is customary in relation to that system.
Notwithstanding what is stated above regarding the Lessor’s responsibility, the Lessor will not be responsible for repairing or replacing defects and damage, of whatsoever nature, as stated above, if these are caused due to an act or omission of

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

the Lessee which are not in the scope of reasonable use, including insofar as the Lessee fails to maintain the systems and the installations in accordance with the instructions of the relevant manufacturers and/or fails to maintain regular service and maintenance contracts for the said systems pursuant to the provisions of this Agreement, or if the defects and/or damage are caused as a result of the Lessee’s Works pursuant to this Agreement.
What is stated above in the provisions of this section shall not prejudice the Lessee’s right in terms of any law or agreement to demand that the suppliers and/or the manufacturers and/or contractors that are involved in the execution of the Project or that supplied such systems or any of them will bear the costs of repairing the said defects and flaws; however, the Lessee will not be required to approach the suppliers and/or manufacturers and/or contractors for this purpose, and any expense in this regard will not apply to it.
Moreover, and without derogating from the foregoing, after Delivery of Possession of the Leased Premises to the Lessee, the Lessor will allow the Lessee to make use of the inspection warrantee and/or the quality assurance, that is provided to it by the performance contractors, without this derogating from the Lessor’s responsibility as stated above in this section.

25.3.
Repairs to the Leased Premises, which are the Lessor’s responsibility, will be carried out by it within a reasonable time in the circumstances of the matter after written notice has been delivered regarding the existence thereof by the Company. Notwithstanding the foregoing, it is hereby agreed that flaws and/or defects that actually deny and/or limit the use of the Leased Premises and/or which may create a danger for the Company and/or anyone acting on its behalf will be repaired by the Lessor immediately after written notice thereof has been delivered to the Lessor by the Company. It is hereby clarified that the Lessor will be responsible for returning the situation to its former state and for carrying out the repair only, and it will not be responsible for any consequential loss that is caused, if caused, to the Company, which is covered in insurance policies that the Lessee is required to take out pursuant to this Agreement (regardless of whether the Lessee actually takes them out or not). The Lessor will coordinate with the Lessee as to the date for carrying out the repairs that are required of it as aforesaid.

25.4.
In the event that the Lessor fails to repair the flaws or defects, where the obligation for repairing them applies to the Lessor, as stated in Section 25.2 above, within a reasonable time or shortly after receiving the written notice regarding the defect, depending on the type of defect as stated above, and this is not because the Lessee does not allow the Lessor to carry out the repairs, the Company will be entitled to carry out the repair itself, after giving the Lessor notice of its intention to do so, and 14 business days have past since the date of giving the notice (or within 2 business

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

days if the repair is urgent) and the Lessor has still not acted to repair the flaw and/or defect, and in such a case the Lessor will be obliged to repay the Company in respect of the expenses of the repair that were incurred according to valid proof, against a valid tax invoice that will be issued to the Lessor by the Company.

25.5.
The Company is responsible to the Lessor for the maintenance and integrity of the Leased Premises, its systems and installations and everything relating to them, and this will not derogate from the Lessor’s responsibility for repairs as stated in Section 25.2 above. The Company undertakes to maintain and use the Leased Premises and its systems (including those installed by the Lessor), its installations and contents regularly, carefully and reasonably, as a reasonable and cautious person would act with his own property, to protect them and to keep them clean, and to use and maintain them in accordance with the instructions of the manufacturers of the systems and in such a way that prevents, as far as possible, any damage and/or breakdown and/or breakage and/or defect, except for wear and tear caused by reasonable use (hereinafter: the “Damage”), and the Company will also be responsible for repairing any such Damage (except for reasonable wear and tear as aforesaid). What is stated above shall not detract from the Lessor’s responsibility for repairs as stated in Section 25.2.

As part of its said responsibility, the Lessee will be responsible for the regular maintenance and for bearing the operating cost and the costs of the service and maintenance agreements of all the systems and installations in the Leased Premises without exception (including systems installed by the Lessor) and including, but not only: air-conditioning, alarm, fire detection and extinguishing, smoke release, shelters, conveyors and elevators, lighting, electricity and transformers, gates, shutters, etc., and the Lessee will also bear its pro rata share of the expenses of maintaining the water reservoir and pumps (which includes expenses of supplying fuel to the pumps, electricity expenses, insurance and municipal taxes in respect of the water reservoir as stated in Section 26.10), and the suppliers of water pressure for the fire extinguishers to the Leased Premises even if they were installed by the Lessor.
Without derogating from the foregoing, the Lessee will maintain the systems (except for the water reservoir systems as stated above), regularly and on the dates and as required according to the instructions of the manufacturer and/or any law, and it will be responsible for ensuring, at all times, that it is in possession of the confirmations with respect to the inspections that are required by any law and/or permit and/or directive of an authority, insofar as this is required.

25.6.
The Company undertakes to ensure to maintain the façade of the Leased Premises. Any replacement and/or repairs and/or installations of equipment that alters the façade of the Leased Premises will be made by prior arrangement with the Lessor

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

pursuant to and subject to the provisions of the law and the directives of the competent authorities at the Company’s expense.

26.	Maintenance and Management of the Leased Premises

26.1.
It is hereby agreed that the Company will be responsible for the management of the Leased Premises in its entirety (and all its systems and installations except for the maintenance of the water reservoir which will be maintained by the Lessor at the expense of the Lessee (inter alia) for the proportional maintenance costs as stated in Section 26.10 below) and that the Leased Premises will be managed, as of the Date of Delivery of Possession and throughout the Lease Term (including the Additional Lease Terms, if exercised) by it and at its expense and/or anyone acting on its behalf, including a management company – insofar as the Company decides to hire a management company – all at its sole discretion. For the avoidance of doubt, it is hereby clarified that the Lessor will not supply the Lessee any management services in connection with the Leased Premises, except for its undertaking regarding maintenance and repairs as stated in Section 25.2 above, and it is clarified that the Lessor will not be entitled to receive management fees or payments in respect of maintenance, apart from the payment stated in Section 26.10 below.

26.2.
It is hereby clarified that management of the Leased Premises by the Lessee will be of a standard and in a manner that is customary and acceptable in buildings that are similar to the Building, and, at the very least, it will include what is set forth below:

26.2.1.
Cleaning and the removal of garbage, cartons and nylons, plastering, painting and peripheral lighting, gardening and caring for the gardens and vegetation, maintenance, repair, preservation and care of the areas of the Leased Premises – including painting them – and of its installations, including, but without derogating from the generality of the foregoing, payment of any amounts that are required to be paid to any third parties in connection therewith including suppliers of the equipment, its technicians, the elevator company, the IEC, Mekorot, etc., all in connection with the systems of the Leased Premises, in whole or in part.

26.2.2.	Management, inspection and supervision of the maintenance of the Leased Premises and maintaining the Leased Premises including their systems, as stated in this Agreement.

26.2.3.	Guarding and security, insofar as this is required by law.

26.2.4.	Taking out the insurance as required pursuant to this Agreement.

26.2.5.	Complying with the directives of any competent authority relating to the arrangements and procedures with respect to fire fighting and the prevention of fires, civil defense, safety and security.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

It is hereby clarified that what is stated above shall not derogate from the Lessor’s duty to carry out all the Works required for the purpose of receiving a Form 4 for the Building on the level of an outer shell, including the installation of fire extinguishing systems, sprinklers etc. and/or it shall not derogate from its obligation to carry out the repairs as stated in this Agreement.

26.3.
The Lessee undertakes to enable the Lessor’s representatives to enter the Leased Premises during the operating hours of the Leased Premises as far as possible by prior arrangement with the Lessee, and, inter alia, to carry out one or more of the activities listed below:

26.3.1.
Inspection of the Leased Premises for the purpose of checking the degree of compliance with the provisions of the Agreement by the Lessee, which will not be done more than four times at the most, during each year of the lease;

26.3.2.
Various repairs and maintenance works in the Leased Premises which the Lessor is responsible for carrying out and/or which it wishes to carry out in accordance with what is stated in Section 25.2 above.

26.4.
The Lessee undertakes, at its expense and according to the requirements prescribed in the law or pursuant to the instructions of the manufacturer of the relevant system, to conduct an inspection of the integrity of the fire extinguishing systems in the Leased Premises, by a certified and authorized body, and to forward the finding of the said inspection to the Lessor upon its written request. In the event that the Lessee fails to conduct the said inspection, insofar as it is required to do so in terms of the provisions of any law or the instructions of the manufacturer of the system, the Lessor will be entitled (but not bound) to conduct the inspection, and in such case the Lessee will pay the Lessor the costs of the inspection according to valid proof and against a valid tax invoice that will be issued by the Lessor to the Company, provided that prior thereto, the Company is given at least 14 business days’ prior written notice, during which period the Company fails to conduct the inspection plus 10% in respect of the Lessor’s overheads.

26.5.
For the purpose of maintaining the systems, as aforesaid, and making the repairs, the Lessee undertakes to engage, prior to taking possession of the Leased Premises, with certified service companies that will be chosen by the Lessee according to its discretion (provided that they are authorized and suitable to maintain the relevant systems) for the maintenance of each of the abovementioned systems and to see that the service contracts remain in force throughout the entire Lease Term so that during the entire Lease Term these entities will provide regular maintenance and preventative maintenance for the systems and installations in the Leased Premises – and this without derogating from the Lessor’s responsibility as stated in Section

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

25.2 above – and in such a way that will ensure that upon termination of the Lease Term, the said systems will be compatible with the provisions of Section 36 below (insofar as the Lessee decides to leave the systems in the Leased Premises as stated in Section 36 below).

26.6.
If an electrical board with a capacity of 100 amperes or more is installed in or near the Leased Premises, the Lessee will be solely responsible for conducting thermographic inspections once a year and for the existence of automatic fire extinguishing equipment for the said board, insofar as these inspections are required in accordance with the provisions of any law or according to the requirements of the manufacturer of the said system.

26.7.
The Lessee undertakes to install a system that will filter everything that is required by law, if required, and the Lessee also warrants that it will not dispose of waste – which according to the law is prohibited to throw into the public sewage system – into the sewage system of the Leased Premises or into the sewage system outside the area of the Leased Premises.

26.8.
The Lessee is responsible for complying with the provisions of any law (for this purpose “law” includes act, legislation, regulation, regulations of the UBP, directives of a competent authority) that applies to and/or is connected with the use of the Leased Premises and/or the Lessee’s business in the Leased Premises and/or the operation thereof and/or the management thereof, without causing a nuisance as defined in the law.

26.9.
Without derogating from the Lessor’s obligations under this Agreement, in the event of a breach or a failure to comply with the provisions of the law as stated in this section, the Lessee undertakes, at its sole expense, to repair what needs to be repaired, immediately and/or according to the demands of the authority responsible for enforcing the law, on the date and in the manner required by them, subject to the other provisions of this Agreement. It is hereby clarified that malfunctions in the safety system and in the fire extinguishing system in the Leased Premises, where the failure to repair them may cause a danger of bodily injury or damage to property, will be repaired by the Lessee as soon as possible even if the responsibility for repairing them applies to the Lessor, and a settling of accounts will be conducted subsequently between the parties in accordance with the provisions of this Agreement.

26.10.
The Lessor, itself or through anyone acting on its behalf, will maintain and operate the water reservoir and the pump room on behalf of those who use them. For the maintenance and operation of the water reservoir and the pump room, the Lessee will pay the Lessor its pro rata share of the expenses for the use thereof, and his pro rata share will be determined according to one divided by the number of users thereof

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

(i.e., if the water reservoir and the pump room are used by 4 parties, the Lessee’s share will be a quarter). The expenses in respect of the water reservoir and the pump room will be determined on the cost + 15% method (it is hereby clarified that “cost” includes the Lessee’s share of the municipal tax payments), and, every year, the Lessor will determine the amount that each user is required to pay every month on account of its share in the payment of such expenses.
The aforesaid expenses will be paid by the Lessee every quarter together with the Rent payments.

27.	Electricity

27.1.
The Lessor will purchase high voltage electricity from a private electricity producer or from the IEC, and the Lessee will purchase high voltage electricity from the Lessor in accordance with what is specified in Section 18.12.10 above.

27.2.
For the avoidance of doubt it is hereby clarified that the Lessor will be entitled to receive any discount and/or benefit from the private producer in respect of the Lessee’s consumption of electricity, and this benefit will be shared equally between the parties, as stated in Section 18.12.10 above.

27.3.
In the event that the Lessor pays the IEC and/or the private producer for the supply of electricity and the Lessee does not repay the amounts to the Lessor in respect of such electricity, then the Lessor will be entitled to disconnect the electricity supply to the Leased Premises because of the nonpayment of a debt in respect of the electricity supply and/or to cease to pay to the IEC and/or the private producer in respect of purchasing the electricity, after giving written notice of its intention to do so 30 days prior thereto, during which period the debt is not paid, and the Lessee will not have any claim and/or demand and/or action against the Lessor and/or the IEC and/or the private producer as a result of the disconnection and/or termination of payments in respect of the electricity supply under such circumstances.

28.	Signage

28.1.
The Company will be entitled, at its expense and on its responsibility to place signs in the Leased Premises according to its discretion and in accordance with any law, in coordination with the Lessor with respect to the position of the sign and the method of attaching them to the Building (and it can object only on reasonable grounds which must be explained in writing), subject to the detailed provisions in the Signage Appendix which is attached as Appendix H to this Agreement. The Company will be responsible for repairing any defect, damage and/or flaw that is caused as a result of and in connection with installing the signage, insofar as the signage has been installed by it or by anyone acting on its behalf.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

28.2.	For the avoidance of doubt, it is hereby clarified that the Lessor will not be entitled to place its signs in the Leased Premises.

28.3.
At the Company’s request, the Lessor will sign any document and/or application in respect of which its signature is required as the rights holder in the Leased Premises, and it will also agree to approach any body or authority in order to affix the signage on behalf of the Company, as aforesaid, provided that it is ensured that the Company will bear all responsibility and all the expenses arising from the Lessor’s signature of the said documents.

28.4.
In the event that the Company installs such signage, the Company will bear all the payments, levies and fees in respect of the signage, as required. In addition, upon termination of the Lease Term, pursuant to the provisions of this Agreement (and insofar as the Lessee does not exercise the option to purchase the Leased Premises) for any reason whatsoever, the Company will remove the signage affixed by it in the Leased Premises and/or on the Leased Premises itself and at its own expense.

29.	Licensing and Licenses

29.1.
The Lessor is not responsible to the Company for obtaining licenses or confirmations from the competent authorities, which are required for operating and managing the Company’s business in the Leased Premises (except for its responsibility for the issuance of a Form 4 for the Leased Premises on an outer shell level) and the Company hereby undertakes to obtain any license that is required by it in terms of any law or permit, and to ensure that its business is managed in accordance with the license that is required by any municipal, government, local or other authority, as the case may be, and in the event that it is required in terms of a law or a requirement of a competent authority. A breach of this section will constitute a material breach of this Agreement. What is stated above shall not derogate from the Lessor’s undertaking to assist the Lessee in obtaining a Form 4 for occupancy or a completion certificate as stated in Section 16.4 above.

The Lessor will not be obliged to pay any amount in connection with obtaining the confirmations and licenses where the obligation for obtaining them applies to the Company as aforesaid. If the Lessor is required to pay such an amount which does not apply pursuant to the provisions of this Agreement, the Company will indemnify the Lessor in respect of any amount that it is required to pay as stated above, subject to furnishing valid proof of payment and against a tax invoice. For the avoidance of doubt it is hereby clarified that what is stated above shall not detract from the Lessor’s obligation to carry out, at its expense, what is required for the purpose of obtaining a Form 4 for the Leased Premises on an outer shell level. What is stated above shall not derogate from the Lessor’s obligation to assist the Lessee in obtaining a Form 4 or completion agreement as stated in Section 16.4 above.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

It is hereby clarified that in the event that construction changes are required in the structure of the Leased Premises for the purpose of meeting the requirements and/or for obtaining the confirmations and/or the licenses required by the Lessee, as stated above, the provisions of Section 4.2.2 above shall apply.

29.2.
The Lessee undertakes to manage its business and, inter alia, to comply with all the requirements by virtue of the Business Licensing Law, 5728-1968 (hereinafter in this section: the “Law”) and its regulations and any other legislation dealing with the regulation of business licensing of any kind in general and the Lessee’s business in particular, and to obtain any license and permit that is required under the Law for the purpose of managing the Lessee’s business in the Leased Premises in accordance with Purpose of the Lease, if required, and to renew it every year and/or every period as required according to the provisions of any law. The Lessee, on its own, will bear any fine or penalty that is imposed in respect of managing the business and/or use of the Leased Premises by the Lessee without a permit or license or in deviation of the permit or license. What is stated above shall not prejudice the possibility of the Lessee defending itself and instituting proceedings to reduce and/or cancel the fine and/or penalty with the relevant authority.

29.3.
The Company hereby declares that it is familiar with the terms and conditions of the license, if required by law or a requirement of a competent authority, and that prior to it signing this Agreement, it was afforded an opportunity to check and to actually inspect the suitability of the Leased Premises to the Purpose of the Lease and the possibility of obtaining a license or licenses that are required to operate the Leased Premises AS IS for the Purpose of the Lease, and that it found the Leased Premises to be suitable for the Purpose of the Lease, all subject to the correctness of the Lessor’s declarations in Section 4.1 above and the provisions in Section 9.2 above.

29.4.
The operating hours of the business that will be run in the Leased Premises will be as is determined from time to time by law and/or in the UBP and by any competent authority (hereinafter: the “Operating Hours”). It is hereby clarified that the Lessee will be entitled to operate the Leased Premises at night, on Saturdays, Jewish Holidays and public holidays, in accordance with the provisions of any law. It is hereby clarified that any fine, demand, cost, expense or payment that is incurred by the Lessor as a result of opening the Leased Premises at night, on Saturdays, Jewish Holidays and public holidays, or at any other time that is prohibited by any law, will apply in full to the Lessee, without prejudicing the possibility of the Lessee instituting proceedings with the relevant authority to reduce and/or cancel the said payment.

30.	Levies, taxes and other payments

30.1.	Without derogating from the generality of the foregoing, and in addition to any other payment that applies to it pursuant to the Agreement, the Lessee will pay all the

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

payments set forth below in full, on the date determined for this in the Agreement and/or by law (as the case may be), itself or through any person that is instructed to do so by the Lessor as stated above:

30.1.1.
All the ongoing payments such as (but not only) in respect of the supply of water, electricity, telephones, gas, municipal taxes, business tax, signage tax, communications, internet or any other expense relating to the use of the Leased Premises and/or operating it and/or any fee and/or levy and/or other payment, including the fee for removing/disposing of garbage, Fire Department fees and/or any other similar payment that applies by law or according to the requirements of the competent authority to the Lessee as occupier, whether the municipal tax and/or payment and/or fee for the removal of garbage is imposed wholly or in part directly on the Lessee by the municipality, or whether it is imposed wholly or in part on the Lessor or anyone acting on its behalf.

30.1.2.
In the event that the fee for the removal of garbage (or any other payment that applies to the Lessee in respect of the Leased Premises pursuant to this Agreement) in connection with the Leased Premises is imposed by the municipality on the Lessor or anyone acting on its behalf, the Lessee undertakes to repay the Lessor the garbage removal fee (or other payment as aforesaid) that is imposed on it, insofar as it paid the municipality, subject to presenting proof of payment. It is hereby clarified that, as far as possible, the Lessee will make the payment directly to the municipality.

30.2.
It is hereby clarified that the Lessee undertakes to notify the municipality and the other bodies and/or the competent authorities in writing about the date of receiving possession by it of the Leased Premises as soon as possible after taking possession. Moreover, the Lessee undertakes to transfer the name of the debtor and the recipient in respect of the water and/or telephone and/or electricity and/or municipality accounts and/or any other account that applies to the Lessee (if, according to the provisions of this Agreement, such payment is not to be paid to the Lessor and/or anyone acting on its behalf indirectly), into the name of the Lessee, and it undertakes to return all such invoices into the name of the Lessor and/or anyone acting on its behalf (according to the Lessor’s instructions) upon termination of the Lease Term, when all the debts in respect of these accounts that refer to the period in which the Lessee occupied the Leased Premises – or in respect of which it is obliged to bear the said payments in respect of the Leased Premises pursuant to the provisions of this Agreement – have been paid in full. What is stated in this section shall not derogate from the Lessor’s right to inform the authorities about the date of taking possession of the Leased Premises by the Lessee commencing on the Date of Delivery of Possession to the Lessee pursuant to the provisions of this Agreement. What is

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

stated in this section shall not derogate from the right of the Lessor and/or anyone acting on its behalf to order the Lessee to pay them the amounts directly in respect of the water, electricity and telephone in accordance with the meter reading and proof of payment that must be presented to the Lessee.

30.3.
In the event that the Modi’in Municipality and/or anyone acting on its behalf demands that an agreement be signed with it for the management of the employment area, the Lessee undertakes to cooperate and to act in accordance with what is specified in the provisions of the UBP in this regard and to pay all the amounts that apply according to the said management agreement.

30.4.
The Lessee undertakes to present the Lessor, upon its demand, a reasonable time prior thereto, with all the receipts and/or confirmations which indicate that all the payments that apply to it, pursuant to the provisions of this Agreement, have been made.

30.5.
The Lessor will bear property tax, if and to the extent that it applies to the Leased Premises (or any other tax that replaces it) and/or any other tax that applies to the Leased Premises that applies to property owners. The Lessor will notify the Lessee shortly after making the payment, about any payment that has been paid by it as aforesaid.

30.6.
The Lessee warrants that, in no case and under no condition, will it be entitled to approach the municipality with an application for an exemption or discount from municipal tax in respect of an empty property and/or any other exemption, and the rights to utilize exemptions and/or discounts from paying municipal tax because the property is not being used or is vacant and/or for any other reason that is not related to the identity of the Lessee, will belong to the Lessor alone. Notwithstanding what is stated above, the Lessee will be entitled to ask the local authority for an exemption from the said municipal tax on property that is not appropriate for use because of the period of the execution of the Adjustment Works, provided that this is not an exemption for an empty property which the property owner is entitled to receive on a one-time basis in his capacity as the owner of the property.

30.7.	A breach of any of the provisions of this section will constitute a material breach of this Agreement.

31.	Transfer or Assignment of the Agreement

31.1.	Transfer of rights by the Lessor

31.1.1.
The Lessor is entitled to transfer its rights and obligations in the Leased Premises and/or pursuant to this Agreement, in whole or in part, to another or others, provided that the Company’s rights pursuant to this Agreement are not undermined, including its possibility of making use of the Leased

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Premises for the Purpose of the Lease, and the transferee/transferees will take upon itself/themselves all the rights and obligations of the Lessor under this Agreement. The Lessor warrants that it will notify the Lessee immediately after transferring its rights, as aforesaid, about transferring the rights and the identity of the transferee, the method of engaging with it and its bank account number for the purpose of making payments pursuant to this Agreement. Transferring the rights by the Lessor, as stated above, is subject to the Lessee’s right of first offer as stated in Section 41.2 hereunder.

31.1.2.
It is hereby agreed that the Lessor will be entitled to encumber its rights in the Leased Premises, as well as its rights under this Agreement to a third party, provided that the Company’s rights pursuant to this Agreement are not undermined, including that consent will be given in writing by the pledgor that realization of the pledge, if applicable, will be subject to the Lessee’s rights pursuant to this Agreement and pursuant to the Option Agreement, which is attached as Appendix G to this Agreement.

31.1.3.
The Lessor will be entitled to encumber and assign its rights pursuant to this Agreement in favor of an entity that provides it with finance. The Lessee undertakes to sign the documents that are required for the purpose of assigning and encumbering the Lessor’s rights pursuant to this Agreement, provided that the said documents do not prejudice the Lessee’s rights under this Agreement or impose on the Lessee responsibility, liability or payments that do not apply to it in any event under this Agreement, and provided that consent is given in writing by the pledgor, according to which realization of the pledge, if applicable, will be done subject to the Lessee’s rights under this Agreement and pursuant to the Option Agreement, which is attached as Appendix G to this Agreement.

31.1.4.
By signing this Agreement, the Lessee gives its irrevocable consent to register the pledge, as stated above, in favor of such entity, and it will not be entitled to object to this, subject to carrying out what is stated above.

31.2.	Transfer of the lease rights by the Company

31.2.1.
The Lessee hereby undertakes not to transfer and/or assign and/or convert and/or encumber its rights or obligations under this Agreement, to any separate body and/or other person and not to rent or give to another or others, and not to permit and/or give any right whatsoever to another or others to use the Leased Premises or any part thereof, whether for

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

consideration or without consideration other than subject to what is stated in this Section 31.2.
Notwithstanding what is stated above, if the entire business activity of the Lessee in the Leased Premises is sold as one unit to any third party, then, as part of the said sale of the activity, the Lessee will also be entitled to sell its rights and obligations under this Agreement, as one unit, provided that the purchaser takes upon itself, in writing, to the Lessor, all the Lessee’s obligations pursuant to this Agreement.

31.2.2.
Notwithstanding what is stated above, the Company will be entitled, in the sublease, to rent an area that does not exceed 80% of the Leased Premises to a sublessee/sublessees provided that all the following terms and conditions are fulfilled:

31.2.2.1.
The sublessee declares in a sublease agreement that it has not paid, nor has it been requested to pay, directly or indirectly, key money and/or any other consideration in respect of the sublet premises or any part thereof, and that neither it nor anyone acting on its behalf will be a protected tenant in the sublet premises pursuant to any law, and it will be estopped from raising any claims and/or complaints in connection with being a protected tenant or any claim that it has rights in the Leased Premises over and above what is conferred on it expressly in the sublease agreement and in the provisions of the law and the regulations thereof, and any other law relating to protected tenancy, including the regulations and decrees enacted by virtue thereof, do not apply and will not apply to the sublease of the Leased Premises.

31.2.2.2.
The purpose of the sublease will be the Purpose of the Lease as stated in the Agreement and/or any other purpose that is permitted according to the UBP that applies to the Land and the Building Permit.

31.2.2.3.
Sections will appear in the sublease agreement, according to which: (1) the sublessee is aware that its rights pursuant to the sublease agreement are derived only from the rights of the Company pursuant to the Main Lease Agreement (this Agreement), and it does not have, nor will it have, any rights vis-à-vis the main Lessor, Mega Or Holdings Ltd (but it is clarified that what is stated above shall not prejudice the

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

rights of the Lessee (unlike the sublessee) vis-à-vis the Lessor also with respect to the areas that will be rented, if rented, to the sublessee). (2) The sublessee is aware and agrees that in the event that the Main Lease Agreement (the Lease Agreement between Mega Or Holding Ltd and Vishay Advanced Technologies Ltd, Private Company No. 512868142) expires, is cancelled or is terminated, for any reason whatsoever, the validity of the sublease agreement will come to an end, and the sublessee undertakes to vacate the sublet premises.

31.2.2.4.
The Company will remain liable to the Lessor for all intents and purposes for the fulfillment of all its obligations under this Agreement, and giving consent to sublease will not detract from its responsibility and its obligation towards the Lessor and/or of the Lessor towards the Lessee, for all intents and purposes, pursuant to this Agreement.

31.2.2.5.
The sublease agreement will be an agreement in favor of a third party – the Lessor and the sublessee will sign a Sublease Appendix which is attached as Appendix I to this Agreement, and the Lessee will forward it to the Lessor prior to and as a precondition to the sublease.

31.2.3.
The Company will be entitled to transfer the sublease agreement in its entirety (and in its entirety only), to an alternative lessee, provided that the Lessor’s consent is received for the transfer to the said alternative lessee, and it will not refuse except on reasonable grounds that will be specified in writing. In any event, the Lessor will not agree to such transfer unless all the following conditions are also fulfilled:

31.2.3.1.	The Company has given notice of its intention to find an alternative lessee by giving at least 180 days’ prior written notice to the Lessor.

31.2.3.2.
Up until the date of the transfer all the outstanding Rent and any other debt relating to the Leased Premises and which applies to the Lessee pursuant to this Agreement, in respect of the period up until the date of the transfer of the right to the alternative lessee, have been paid or will be paid.

31.2.3.3.	The character and the financial strength of the transferee is acceptable to the Lessor.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

31.2.3.4.
The transferee has signed a lease agreement with the Lessor on the commercial terms that apply to the Company pursuant to this Agreement with regard to the Lease Term, except for the matter of collateral which will be updated to a bank guarantee equal to 6 month’s Rent, and, up until the date of the transfer, the transferee has lodged and/or will lodge all the collateral pursuant to the Lease Agreement.

31.2.3.5.	The Option Agreement signed between the parties pursuant to this Agreement will be cancelled (except in circumstances as stated in the second paragraph of Section 31.2 above).
It is hereby clarified that reasonable grounds for the Lessor’s refusal of the alternative lessee will include, but not only, the nonfulfillment of one or more of the conditions set forth above.

31.2.4.
In the event that the above conditions have been fulfilled and the Lessor’s consent has been given for the transfer of the rights, as aforesaid, the Lease Term between the parties will be shortened, the part of this Agreement that relates to the lease will come to an end on the date of commencement of the lease of the alternative lessee, and the parties will act in accordance with what is specified in this Agreement regarding termination of the part of the Agreement relating to rental of the Leased Premises by the Lessee in such a way that, as of this date, the Lessee will be exempt from its obligations which are the subject of this Agreement with respect to the period after transfer of the rights.

32.	Roof of the Building

32.1.
It is hereby agreed and clarified that the Leased Premises include the roof of the Building which will be transferred to the possession and use of the Lessee, as part of the Leased Premises, but without the Lessee being required to pay Rent and/or any other payment in respect thereof. The Lessee will be entitled to make use that is permitted by law of the roof area, including installing and/or connecting solar installations, according to its discretion. it is hereby clarified that any of the provisions of this Agreement relating to method of installation and execution of the Works on behalf of the Lessee will also apply, mutatis mutandis, with respect to the installations that are installed by the Lessee on the roof of the Building, if installed.

32.2.
In the event that solar installations are installed on behalf of the Lessee, the Lessee alone will be entitled to receive cash refunds in respect of the electricity produced by the solar installations.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

33.	Responsibility for Damage during the Lease Term

33.1.
Each party will bear the liability imposed on it in terms of the law in respect of bodily injury and/or damage to property that is caused to the body or property of a third party as a result an act and/or omission on its part and/or on the part of anyone acting on its behalf.

33.2.
It is hereby expressly agreed and clarified that the parties will not have any responsibility and/or liability and/or obligation towards each other and/or anyone acting on their behalf for any damage, indirect and/or consequential, that is caused, if caused, to the property and/or business of the other party and/or to the Leased Premises and/or to the body of anyone present in the Leased Premises for any reason whatsoever, except for damage that is caused deliberately by either of the parties.

33.3.
Each party undertakes to indemnify its counterparty (hereinafter: the “Indemnifying Party”) for all the amounts in respect of which the indemnified party is obliged to pay according to a court judgment, the execution of which is not delayed, following a claim for bodily injuries and/or damage and/or damage to property for which the Indemnifying Party is responsible as stated in Section 33.1 above and in respect of reasonable expenses incurred by the indemnified party in order to defend itself against the said claim. The indemnified party undertakes to notify the Indemnifying Party as soon as possible of any demand and/or claim in respect of what is stated in Section 33.1 above, and as far as it depends on it, to enable the Indemnifying Party to defend itself against it, and to cooperate with it in all the defense proceedings. The Indemnifying Party will not be obliged to indemnify the other party in respect of payments specified in a settlement agreement to which the Indemnifying Party has not given its prior written consent.

34.	Insurance

34.1.
Without derogating from the responsibility of the parties in terms of the law and/or pursuant to this Agreement, the parties will take out insurance as set out in Appendix E, and they will issue certificates with respect to their insurance as described in Appendix E and the sub-appendices thereto.

34.2.	A breach of the provisions of this Section 34 will constitute a material breach of this Agreement.

35.	Vacating Early and Abandonment

35.1.
If the Company leaves the Leased Premises prior to the expiry of the Lease Term or if it ceases to use the Leased Premises, for any reason whatsoever, contrary to the provisions of this Agreement, whether it does so of its own free will or if there are grounds for vacating pursuant to the provisions of this Agreement, the Company will pay the Lessor the monthly Rent and any other payments that apply to it by

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

virtue of this Agreement, and it will fulfill all its obligations pursuant to this Agreement up until the termination of the Lease Term, or until the date on which the Leased Premises are leased to an alternative lessee under conditions that do not derogate from the conditions specified in Chapter 3 of this Agreement, the Lease Term Chapter – whichever is earlier, as if it continues to occupy and use the Leased Premises.

35.2.
Notwithstanding what is stated above in Section 35.1, the Company will be entitled to vacate the Leased Premises and to terminate the lease pursuant to this Agreement if it finds an alternative lessee in accordance with what is specified in this Agreement.

36.	Termination of the Agreement and Returning Possession of the Leased Premises to the Lessor

36.1.
The Company undertakes to return the Leased Premises to the Lessor upon termination of the Lease Term or after lawful cancellation of the Agreement, when the Leased Premises and their systems include all the Lessor’s Works and all the Lessee’s Works, including the electrical system, the electric boards (including high voltage boards) and transformers, when the Leased Premises and their systems are in a condition AS IS, in good condition and suitable for use, subject to wear and tear that results from reasonable use of the Leased Premises (subject to the provisions of Section 18.12.8 above), but excluding chillers, air compressors, nitrogen generators, kitchen and dining room equipment, distilled water facility, wastewater treatment device, vacuum pumps, air blowers (acid suctions and solvents), communication equipment (communication cabinets), structure control system (main computer), heat exchanger, clean rooms  (doors, partitions, FFU, etc.), water tanks (BUFFER & WW FOR DI), compactor and solar installations (if installed) which the Lessee will be entitled to disassemble and take with it.

36.2.
In the event of any delay in vacating the Leased Premises, contrary to the provisions of this Agreement (provided that the Lessor does not prevent the vacating), the Company will pay the Lessor (instead of Rent) an amount equal to the Rent that is owed to the Lessor in respect of a month divided by 25 and with the addition of 200% for each day of the delay in vacating the Leased Premises, as stated in this section, as predetermined liquidated damages as of the 7th day onwards.

36.3.
It is agreed between the parties that the aforesaid liquidated damages have been determined as the appropriate usage fees and/or as damages that have been determined and agreed in advance, which the parties have estimated, in a calculated estimation, in advance, without the need to prove damage, provided that this does not constitute double compensation to the Lessor. The liquidated damages will be paid to the Lessor on the basis of month end + 30 days from the date on which the Company is required by the Lessor to pay it.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

36.4.
It is hereby agreed that payment of the liquidated damages set forth in Section 36.2 above will not constitute consent for the Company to continue staying in the Leased Premises, and it will not deny the Lessor any relief or remedy that is available to it pursuant to the Agreement and/or in terms of the law, including full compensation for its actual damages, only in the event that its damages are higher than the aforesaid compensation.

36.5.
It is hereby clarified that payment of the compensation as stated in Section 36.2 above will not confer any right on the Company to remain in the Leased Premises, it will not release it from its obligation to vacate the Leased Premises, no relationship of lease will be created between the Lessor and the Company and it will not be deemed Rent or key money under any circumstances.

37.	Breaches and Remedies

37.1.
A breach of this Agreement will be governed, in addition and subject to any special provision prescribed in the Agreement, by the provisions of the Contracts Law (Remedies for Breach of Contract), 5731-1970, subject to the provisions below of this section.

37.2.
In any case where it is not determined otherwise in this Agreement, any breach by any of the parties of provisions of this Agreement, which is not rectified upon the demand of the aggrieved party in writing on the date stipulated in the aggrieved party’s notice, will constitute a material breach of the provisions of this Agreement, provided that the date stipulated in the notice will not be shorter than 14 days.

37.3.	Moreover, without derogating from any other provision in the Agreement, it is hereby agreed that a breach of any of the provisions listed below will be deemed a material breach:

37.3.1.	A breach of any of the provisions of Sections 7, 11, 15, 16, 17, 20, 21, 22, 24.14, 25.6, 29, 30, 31, 33, 34, 34.1 or 36 of this Agreement will be deemed a material breach of this Agreement.

37.3.2.
A delay in making any payment that the Company is obliged to pay -pursuant to the provisions of Chapter 3 of this Agreement, the chapter dealing with the terms and conditions of the lease - the Lessor, during a period not exceeding 10 days and/or such delay during a period exceeding 7 days but shorter than 10 days, as aforesaid, but this occurs more than once during any year of the lease (which will be counted from the date of commencement of the Lease Term onwards – in each time one complete calendar year).

37.4.	Notwithstanding any provision in the Agreement in connection with the Lease Term and without derogating from what is stated above, the Lessor will be entitled to

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

cancel this Agreement and to demand that the Company vacate the Leased Premises immediately (if they have already been delivered) by giving 30 (thirty) days’ prior notice (hereinafter: the “Cancellation Notice”), and to return the absolute possession of the Leased Premises (if delivered prior thereto to the Company) and to be paid from the Company out of the collateral listed in this Agreement in order to cover all the Lessor’s damages (subject to the forfeiture provisions as stated in this Agreement), in each of the following cases:

37.4.1.	The Company has committed a material breach of the Agreement that is not rectified within 21 days of the date that it is demanded to do so in writing by the Lessor.

37.4.2.
An application has been filed against the Company in a competent court for its dissolution and/or to declare it bankrupt and/or to appoint to it a trustee and/or liquidator and/or provisional liquidator and/or official receiver (over it or over any of its main assets) and/or a special manager, and/or to stay proceedings against it and/or to impose an attachment over a significant part of its assets, which makes it difficult for the Company to fulfill its obligations under this Agreement, and which order is not cancelled within 60 days.

37.4.3.
The guarantee provided for the fulfillment of this Agreement, if provided, is cancelled or declared by a competent court as null and void or invalid, in whole or in part, and the Company fails to furnish an alternative guarantee within 21 days of the date on which it received notice in writing from the Lessor or from the date on which it becomes aware of this, whichever is the earlier.

37.5.
Without derogating from any relief that is available to any of the parties pursuant to this Agreement and/or in terms of any law, it is hereby agreed that in the event that either of the parties is obliged in terms of Chapter 3 of the Agreement – the chapter on terms and conditions of the lease – to pay an amount to any third party, and it fails to pay it on time, the other party will be entitled to pay the amount instead of the liable party, provided that it gives the liable party 7 days’ prior notice of its intention to do so. In such case, the liable party will be obliged to pay the paying party the amount that is paid by it, as aforesaid, together with Arrear Interest, and this will not derogate from what is stated anywhere else in this Agreement. What is stated in this subsection shall not derogate from the responsibility of the liable party to make the payment that applies to it by itself.

37.6.
In the event that either of the parties pays a third-party Arrear Interest and/or fine because of a delay of the other party in making a payment, the aforesaid Arrear Interest and fine will be deemed part of the debt that the liable party is obliged to

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

repay to the entitled party, and this will not derogate from any other relief conferred on the entitled party pursuant to this Agreement and/or in terms of the law.

37.7.
Without detracting from any relief that is available to the parties pursuant to this Agreement and/or according to any law, any amount that either of the parties is obliged to pay to the other party in connection with this Agreement, including – but without derogating from the generality of the foregoing – Rent that the Company is required to pay and other payments for which the parties are liable pursuant to this Agreement, and which have not been paid on time, will bear Arrear Interest from the date specified for payment thereof, up until the date of actual payment thereof, subject to the other provisions of this Agreement.

The parties hereby agree that confirmation by Bank Leumi LeIsrael Ltd (or the bank that provides bank finance to the Lessor for the purpose of the Project), about the interest rates for the purpose of this Agreement, will constitute adequate proof of the rate of such interest.

37.8.
It is hereby agreed that any delay in payment that either of the parties is required to pay pursuant to this Agreement, of up to 7 days, will not constitute a material breach of this Agreement and will not entitle the aggrieved party to receive Arrear Interest, subject to what is stated in Section 37.3.2 above. Notwithstanding what is stated above, in the event of a recurring delay within the lease year, the party in arrears will pay such interest from the first day.

38.	Non-Applicability of the Laws of Protected Tenancy with respect to the Leased Premises

38.1.
The Company declares that it has not paid and that it will not pay the Lessor key money and that with respect to the Leased Premises or with respect to the Lessor, which is the subject of this Agreement, the provisions of the Tenants Protection Law (Consolidated Version) 5732-1972, or any provisions that are added or that replace the provisions of the aforesaid law, shall not be applicable.

38.2.	The lease, which is the subject of this Agreement, is an unprotected lease pursuant to the Tenants Protection Law, and the Company undertakes to refrain from claiming otherwise.

38.3.
The Company declares that all the investments that are to be made by it in the Leased Premises, including equipment and installations, will be done for its purposes only, and that they, and any other payment, or other investment, that is made in the Leased Premises, are not, nor will they be construed as, key money, even if it is determined with respect to them in the Agreement that they will remain upon termination of the Agreement, or even at the commencement thereof, the ownership and proprietorship of the Lessor. The Company irrevocably declares and agrees that it will be estopped from claiming that the said investments constitute key money or a substitute for key

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

money or a payment in terms of Section 82 of the Tenants Protection Law, or any payment that confers any rights on it in the Leased Premises, or from presenting any claim that is not consistent with what is stated in the section.

39.	No Right of Setoff or Delay of Funds or Self-Attachment or Conditioning of Payments

39.1.	Notwithstanding what is stated in any law or agreement, the following provisions will apply to the relationship between the parties:

39.1.1.
The Lessee will not be entitled to set off amounts that are owed to it by the Lessor against amounts and/or collateral that it owes, whether the setoff derives from this Agreement or if it derives from another contract between the parties.

39.1.2.
Without derogating from the foregoing, the Lessee will not be entitled to delay or defer any payment that is owed by it pursuant to the Lease Agreement (except in the case of a postponement in the Date of Delivery of Possession pursuant to the provisions of this Agreement) or to condition payment that is owed by the Lessor on performing any act by the Lessor or by any third party and where the obligation for the payments by the Lessee pursuant to the Lease Agreement is an absolute obligation.

39.1.3.	A breach of any of the provisions of this Section 39 will constitute a material breach of the Agreement.

40.	Special Provisions in connection with Floor Protected Spaces/Protected Spaces/Shelters
The Lessee hereby declares that it is aware that the areas marked on the sketches of the Leased Premises as protected spaces are: protected spaces/floor protected spaces/shelters (hereinafter: the “Floor Protected Space”) and accordingly it hereby expressly declares, undertakes and agrees that:

40.1.	In connection with the Floor Protected Space it will comply with all the provisions prescribed in the Civil Defense Law, 5711 – 1951.

40.2.
It will remove any person and object from the Floor Protected Space at any time and immediately when it is demanded to do so by the Civil Defense and/or a declaration of an emergency situation according to a notice from a competent authority, on its responsibility and at its expense, so that it is possible to make use of the Floor Protected Space for its purpose.

40.3.	It will not make any change and/or addition to the Floor Protected Space (or its systems and infrastructures) which is not permitted pursuant to this Agreement and the provisions of any law.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

40.4.	It will allow access to the Floor Protected Space for any emergency situation without any demand and/or condition.
A breach of this section will constitute a material breach.

41.	Miscellaneous

41.1.
An option will be granted to the Lessee to purchase the rights in the Building upon termination of the Lease Term during which the Lessee has paid the full Rent in respect of a period of 143 months’ Rent or in the circumstances described in Section 21.10 above, as specified in the Option Agreement which is attached as Appendix G to this Agreement, and according to the terms and conditions and the consideration specified in the Sale Agreement which is attached as an appendix to the Option Agreement.

41.2.
Without derogating from what is stated in Section 41.1, it is hereby agreed that whenever the Lessor wishes to sell and/or transfer its rights in the Land and in the Building (hereinafter: the “Property Being Sold”), including in the circumstances of Section 31.1 above, to any third party, then the Lessor will not be entitled to sell the Property Being Sold unless it has first made an offer to the Lessee to purchase the Sale Item on the terms and conditions that will be specified in its notice, subject to the following provisions:

41.2.1.
The Lessor will give the Lessee written notice of its intention to sell its rights in the Land and in the Building, as stated above, and it will stipulate the price that is requested and the main terms and conditions of the aforesaid sale (in this section: the “Notice”). For the avoidance of doubt, it is hereby clarified that the price and the terms and conditions that are specified in the Notice may be different from those specified in the Option Agreement and in the Sale Agreement which is attached thereto as an Appendix, and the Lessor is entitled to propose a higher price than the price stipulated according to them.

41.2.2.
The Lessee will be entitled and it will have the right – but not the obligation – to give written notice to the Lessor, within 60 days of the date of delivery to it of the offer Notice, about accepting the offer Notice (hereinafter respectively: the “Period of Time for Giving the Purchase Notice” and the “Purchase Notice”). In the event that the Lessee does not give a Purchase Notice in writing, this will be deemed notice that the Lessee is not interested in purchasing the Sale Item on the terms and conditions stipulated in the Notice.

41.2.3.	In the event that the Lessee gives the Lessor a Purchase Notice in writing, the parties will be deemed to have engaged in a transaction to sell the

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Lessor’s rights in the Sale Item (as defined in the Sale Agreement) to the Lessee on the terms and conditions specified in the Notice. In such case, the sale of the Sale Item will be governed by the terms and conditions of the Sale Agreement which is attached as an Appendix to the Option Agreement, with the changes stated in the Notice.

41.2.4.
In the event that the Lessee does not give a Purchase Notice to the Lessor by the end of the Period of Time for Giving the Purchase Notice, then the Lessor will be entitled to sell the Sale Item to any third party on the same terms and conditions which shall not be better for the potential purchaser than the terms and conditions specified in the Notice.

41.2.5.
In the event that what is stated in this subsection takes place, but the Sale Agreement is not signed between the Lessor and a third party for the sale of the Sale Item within a period of time of 6 months from the end of the Period of Time for Giving the Purchase Notice, then, each time that the Lessor wishes to sell the Sale Item, the said provisions of right of first offer to purchase will apply in accordance with what is stated above and so on and so forth.

41.2.6.
For the avoidance of doubt, it is hereby clarified that in the case where the Lessee does not exercise the right of first offer as stated above, and the Lessor sells its rights in the Sale Item to any third party, there will be no change in the provisions of this Lease Agreement, and all the rights and obligations of the Lessee pursuant to this Agreement will apply without change, including its right to exercise the option, as stated in this Agreement, in the Option Agreement and in the Sale Agreement.

41.3.
The aforesaid right will be available to the Lessee throughout the option period pursuant to the Option Agreement, and this is in addition to and it shall not derogate and/or detract from the Lessee’s option to purchase the Building after 143 Rent payments, as stated in Section 41.1 above.

41.4.
The Contractors Contract Law, 5734-1974, as it may be from time to time, will not apply to the relationship between the Company and the Lessor by virtue of the provisions of this Agreement. What is stated above shall not detract from what is specified in the provisions of this Agreement.

41.5.
Consent by either of the parties to deviate from the terms and conditions of the Agreement in a particular case will not constitute a precedence and no inference shall be drawn therefrom in any other case. In the event that either of the parties does not exercise the rights conferred on it pursuant to the Agreement in a particular case, this should not be deemed a waiver of those rights in another case and this conduct does not imply any waiver of rights and obligations pursuant to the Agreement.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

41.6.	Any change to this Agreement will be done expressly and in writing and it will be signed by the parties.

41.7.	This Agreement will be governed by the substantive law of the State of Israel.

41.8.
Any notice by one party to its counterparty pursuant to this Agreement will be sent by registered mail to the address of the other party or it will be delivered by mail at the office of the other party, or it will be sent by facsimile to the office of the other party. The addresses of the parties for purposes of the Agreement are as stated at the beginning of this Agreement.

41.9.
A notice sent by registered mail will be deemed to have been received by the other party after 72 hours from the time of handing it in for dispatch. A notice that is sent by hand and/or by facsimile will be deemed to have been received by the other party after 24 hours from the time of delivery and/or the time of sending, as the case may be.

IN WITNESS WHEREOF THE PARTIES HAVE DULY
EXECUTED THIS AGREEMENT:

/s/Mega Or Holdings Ltd	/s/Amir Tal, Senior Vice President
Amir Tal Senior Vice President
_______________________ Mega Or Holdings Ltd	_________________________________ Vishay Advanced Technologies Ltd

Verification of the Lessee’s Signature
I, the undersigned, Attorney ________________________, hereby confirm that the Lessee, as defined in this Agreement, signed this Agreement through its authorized signatories in accordance

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

with its incorporation documents and resolutions of the Lessee’s management and that the Lessee’s signature of this Agreement is binding on the Lessee for all intents and purposes.
Date: _________________
Attorney ______________

Verification of the Lessor’s Signature
I, the undersigned, Attorney ________________________, hereby confirm that the Lessor, as defined in this Agreement, signed this Agreement through its authorized signatories in accordance with its incorporation documents and resolutions of the Lessor’s management and that the Lessor’s signature of this Agreement is binding on the Lessor for all intents and purposes.
Date: _________________
Attorney ______________
APPENDIX E
INSURANCE APPENDIX

The appendix takes precedence over any provision in the Main Agreement which deals with insurance, and in the event of any contradiction between the provisions of the Main Agreement and the provisions of this appendix, with respect to insurance, the provisions of this appendix will prevail. The terms used in this appendix will be construed in same way as they are construed in the Main Agreement. For the avoidance of doubt, it is hereby clarified that wherever the word Lessor is written this means: “the Lessor and/or anyone acting on its behalf”.

1.
Without derogating from the responsibility and the obligations of the Lessee pursuant to this Agreement and/or under the law, until and not later than the Date of Delivery of Possession of the Leased Premises and as a condition thereof, and without the need for any demand or request on the part of the Lessor, the Lessee undertakes to take out and maintain insurance in respect of the Adjustment Works and renovations (hereinafter: the “Works”) that are to be carried out by it and/or anyone acting on its behalf and/or for it in the Leased Premises, and to furnish the Lessor with confirmation of having taken out Works insurance in accordance with the wording of the Certificate of Insurance of the Lessee’s Works which is attached as Appendix E1 to this Agreement, signed by the insurer. The Lessee declares that it is aware

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

that furnishing the Certificate of Insurance of the Lessee’s Works, as aforesaid, is a suspending condition and a precondition to carrying out the Adjustment Works and/or taking possession, and that the Lessor will be entitled, but not bound, to prevent the Lessee from carrying out the Works in the event that the certificate is not furnished by the aforesaid date. It is hereby clarified that if the Date of Delivery of Possession is deferred as a result of the failure to furnish the Certificate of Insurance of the Lessee’s Works as aforesaid, the Lessor will be entitled to deal with the Leased Premises as if the Lease Term has commenced, with everything that this implies.
Notwithstanding what is stated above in this section, in the event that the amount of the Works to be carried out as aforesaid does not exceed NIS 100,000, then, instead of taking out insurance of the Lessee’s Works, the Lessee will be entitled to furnish the Lessor with a certificate of insurance as stated in Appendix E2 (“Lessee’s Certificate of Insurance”) below, provided that at the end at the end of the paragraph the following words are added: “For the avoidance of doubt, it is hereby clarified that the insurance as stated above also applies when carrying out any Works during the insurance period by the Lessee and/or anyone acting on its behalf”.

2.
Without derogating from the responsibility or the obligations of the Lessee under this Agreement and/or in terms of the law, from the date of commencement of the lease pursuant to this Agreement, or from the date on which property is brought into the Leased Premises, whichever is earlier, the Lessee undertakes, at its expense, to purchase and keep in force and effect throughout the Lease Term, the insurance policies listed in the Lessee’s Certificate of Insurance, which is attached and marked as Appendix E2 to this Agreement, not later than the date of commencement of the lease pursuant to this Agreement, or from the date on which property is brought into the Leased Premises, whichever is the earlier, duly signed by the insurer. The Lessee declares that it is aware that furnishing the Lessee’s Certificate of Insurance, as aforesaid, is a suspending condition and a precondition to the commencement of the lease or bringing property into the Leased Premises, whichever is the earlier. The Lessor will be entitled to prevent the Lessee from performing its activities in the Leased Premises and/or from bringing in assets, as aforesaid, in the event that the said certificate is not furnished to it prior to the date mentioned above.

3.	The insurance will be taken out by the Lessee, at its expense, at an insurance company that is duly certified to arrange insurance in Israel.

4.
The Lessee undertakes to pay the premiums in full and on time as agreed with the insurer, and not to perform any act that reduces and/or invalidates the insurance. It is emphasized that, in all cases, the Lessee will bear the deductible amounts quoted in the Lessee’s insurance policies.

5.
Taking out the aforesaid insurance by the parties will not reduce or detract, in any way whatsoever, from the obligations of the parties and their responsibility pursuant to this Agreement. Immediately upon expiry of the insurance period of the Lessee, the Lessee

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

undertakes to lodge with the Lessor confirmation in respect of the extension of the validity of the Lessee’s insurance for an additional insurance period as long as the Agreement remains in force and effect.

6.
The Lessor and/or anyone acting on its behalf will be entitled, but not bound, to check the certificates of insurance that are furnished to them by the Lessee, as aforesaid, and the Lessee undertakes to make any change and/or amendment and/or adjustment and/or extension, insofar are this is required so that the insurance which is the subject of the certificate conform to its obligations as stated in this appendix. The Lessee declares and warrants that the rights of the Lessor and/or anyone acting on its behalf to check and demand changes, as aforesaid, do not impose any obligation on the Lessor and/or anyone acting on its behalf, and any responsibility with respect to the said certificates of insurance, the nature, scope and validity thereof, or with respect to the non-existence thereof, and they do not derogate from any obligation that is imposed on the Lessee pursuant to this Agreement, whether changes are required in the Lessee’s insurance or not, and whether the Lessee’s insurance are checked or not.

7.
It is hereby agreed that determining the limits of liability, as stated in the certificate of insurance, is the minimum requirement that is imposed on the Lessee which does not exempt it from all its liability pursuant to this Agreement. The Lessee hereby declares and affirms it is estopped from raising any claim and/or demand against the Lessor and/or anyone acting on its behalf with regard to the said limits of liability and/or any other claim regarding the amount and/or scope of the insurance cover that is issued by it.

8.
If the Lessee believes that it is necessary to take out supplementary and/or additional insurance to the Lessee’s insurance, the Lessee is entitled to take out and maintain, at its expense, such supplementary and/or additional insurance. In any such additional and/or supplementary insurance, a clause will be included concerning the waiver of the right of subrogation against the Lessor and all those acting on its behalf and/or in its name (with regard to the property insurance) and/or the insurance will be extended to indemnify the Lessor, subject to a cross liability clause (with regard to liability insurance).

9.
Without derogating from the foregoing, the Lessee declares that it will not have any claim and/or demand and/or action against the Lessor and/or anyone acting on its behalf in respect of any damage in respect of which it is entitled to indemnification according to the insurance policies that it has undertaken to arrange, as stated above, or in respect of which it would have been entitled to indemnification if it had not been for the deductibles specified in the policies and/or short insurance and/or a breach of the terms and conditions of the insurance policies, and it hereby exempts the Lessor and/or those acting on its behalf and/or the other lessees and/or tenants and/or the other rights holders from any liability for such damage, on condition that – in reference to the other lessees and tenants and/or rights holders – in their lease agreements or is any other agreement that confers rights on them in the Building, a corresponding clause is included concerning the exemption from liability in favor of the Lessee. What is stated in this section will add (and not detract) from any other provision in

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

this agreement concerning an exemption from liability against the Lessor. The said exemption shall not apply in favor of any person who causes damage deliberately.

10.
The Lessee is entitled not to take out consequential loss insurance according to Section 5 of Appendix E2 – Lessee’s Certificate of Insurance – in whole or in part, provided that the exemption mentioned in Section 9 above will apply as if insurance had been taken out in respect thereof.

11.	The Lessee undertakes to update, from time to time, the insurance amounts in respect of the insurance taken out pursuant to Sections 1 and 4 of the Lessee’s Certificate of Insurance.

12.
The Lessee hereby declares that it is aware that the Lessor does nor undertake to install guarding and/or other means of security in the Building and/or in the Leased Premises, and it will not do so, and this does not create any obligation or liability towards the Lessee. It is also expressly agreed that the Bailees Law, 5725-1967 will not apply to the Agreement.

13.	A breach of Sections 1-14 of this appendix will constitute a material breach of the Agreement.

14.	The Lessor undertakes to purchase and to maintain the validity – itself and/or through anyone acting on its behalf, throughout the Lease Term – of the insurance policies set forth hereunder:

14.1.
Extended Fire Insurance – For the replacement value of the Building and any systems that constitute an integral part thereof, including contents and/or other property owned by the Lessor and expressly excluding the property mentioned in Section 1 of Appendix E2 – the Lessee’s Certificate of Insurance – against risks that are insured in Extended Fire Insurance, including damage caused by fire, smoke, lightning, explosion, earthquakes, natural disasters, damage caused by liquids and burst pipe, accident injury (impact), damage caused by vehicles, damage caused by aircraft, supersonic booms, collisions, strikes, riots and damage caused maliciously.

The insurance will include an express condition according to which the insurer waives the right of subrogation against the Lessee, provided that the waiver of the right of subrogation will not apply in favor of any person who causes damage deliberately.

14.2.
Third Party Liability Insurance – The Lessor’s liability insurance, in terms the law, in respect of loss and/or bodily injury and/or damage to the property, with a limit of liability of NIS 3,000,000 per event and in total for the insurance period.

This insurance will not be subject to any limit regarding liability arising from fire explosion, panic, lifting devices, loading and unloading, defective sanitary installations, poisoning, anything harmful in food or beverages, strikes and lockouts, as well as substitution claims by the National Insurance Institute.
The insurance will be extended to indemnify the Lessee in respect of its responsibility for the acts and/or omissions of the Lessor, subject to a cross liability clause. It is

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

hereby clarified that the insurance will not apply to the liability of the Lessee that arises from its business activities in the Building, and this insurance will not be deemed joint insurance with any other insurance that is taken out by the Lessee, as aforesaid.

14.3.
Employer’s Liability Insurance – The Lessor’s liability insurance vis-à-vis its employees and managers pursuant to the Torts Ordinance (New Version) and/or pursuant to the Defective Products (Liability) Law, 5740-1980, in respect of the death and/or bodily injury to any employee as a result of an accident and/or occupational illness during or as a result of his work, with a limit of liability in an amount of $ 5,000,000 (five million dollars United States Dollars) per claimant, per event and in total for the insurance period. The insurance will be extended to indemnify the Lessee in the event that it is deemed to be the employer of any of the Lessor’s employees.

14.4.	Loss of Rent
Insurance of Loss of Rent and/or Management Fees and/or Parking Fees, insofar as they exist, due to damage caused to the Leased Premises and/or the Building in which the Leased Premises are situated, as a result of the risks mentioned in Section (1) above, for an indemnification period of 12 months. The insurance includes a clause concerning the insurer’s waiver of the right of subrogation against the Lessee; however, it will not apply in favor of any person who causes damage deliberately.

14.5.
The Lessor is entitled not to take out Insurance of Loss of Rent and/or Management Fees and/or Parking Fees, as stated above, in whole or in part, provided that the exemption referred to in Section 14.9 below will apply as if the insurance was taken out in respect thereof.

14.6.
Notwithstanding what is stated above, in the event that an insurance event is caused that is insured under Section 14.1 above in circumstances in respect of which the Lessee is responsible as stated in the Agreement and/or in terms of the law, the Lessee will bear the amount of the damage that is caused, up to an amount of the deductible according to the said policy, on condition that the amount borne by the Lessee, as aforesaid, in respect of any event, does not exceed NIS 20,000,000 or as indicated in the policy, whichever is lower.

14.7.	Cancelled.

14.8.
The Lessor will be entitled, at its own expense and at its sole discretion, to increase the amount of its aforesaid cover and/or to add to its cover and/or its insurance that is not referred to in Section 14 above.

14.9.	The Lessor declares that it will not have any claim and/or demand and/or action against the Lessee, its employees or its managers, in respect of any damage in respect

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

of which it is entitled to indemnification pursuant to the Property Insurance that it has undertaken to arranged, as stated above, and it hereby exempts the Lessee from any responsibility for such damage. The exemption will not apply in favor of any person who causes damage deliberately.

___________________________________ Vishay Advanced Technologies Ltd

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

APPENDIX E1
CERTIFICATE OF INSURANCE OF THE LESSEE’S WORKS
Date: _______________
To:
Mega Or Holdings Ltd and/or the Parent Company and/or Subsidiaries and/or Affiliate Companies (hereinafter: the “Lessor”)
PO Box 117 D.N. Merkaz Moshav Shilat, 7318800

We hereby confirm that commencing on (date) __________ and up until (date) __________ (hereinafter: the “Insurance Period”) as well as for an extended maintenance period of 12 months, at the request of ____________ (hereinafter: the “Lessee”), our company has issued Contractors Works Insurance Policy No. ____________, according to the wording of “BIT” and/or Manobit and/or Migdalbit and/or HarelBit ______ (hereinafter: the “Policy”) in respect of the Works which are being carried out by the Lessee in the area of the Building, as set forth hereunder:
Chapter 1 – Property Insurance
Works Insurance for full value including materials, equipment, installations and anything else brought onto the site, as a result of an insurance event that is caused during the insurance period. This chapter includes a waiver of the right of subrogation against the other lessees and/or tenants in the Building and/or rights holders in whose Property Insurance and/or Works Insurance (Chapter 1) of the other lessees and/or tenants and/or other rights holders in the Building a corresponding waiver is included of the right of subrogation in favor of the Lessee, provided that the said waiver of the right of subrogation will not apply in favor of a person who causes damage deliberately. This

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

chapter includes coverage in respect of natural disasters, earthquakes, burglary, theft, expenses for the removal of debris up to an amount of 10% of the value of insured Works, adjacent property and of the property on which they are working, up to an amount of 10% of the value of the insured Works.
Value of the Works: ____________________

Chapter 2 – Third Party Liability Insurance
Third Party Liability Insurance to cover the insureds’ liability under the law in respect of bodily injury and/or damage to property that may be caused to any person as a result of carrying out the Works, with a limit of liability as stated below. The Insurance pursuant to the chapter is subject to a cross liability clause. The Lessor’s property (expressly including the structure of the property) will be deemed third party property.
The Limit of the liability: NIS 20,000,000 (twenty million New Israel Shekels) per event and cumulatively pursuant to the Policy.

The above chapter has been extended to include the following matters:

•	Subrogation claims of the National Insurance Institute.

•	Bodily injury resulting from the use of mechanical engineering equipment – motorized vehicles – that are not required to be insured by compulsory insurance.

•	Liability for damage caused as a result of tremors and the weakening of supports, with a limit of liability in an amount of NIS 400,000 per event and in total for the period of the insurance.

Chapter 3 – Employers’ Liability
Employers’ Liability Insurance that covers liability of the insureds according to the Torts Ordinance (New Version) and/or pursuant to the Defective Products (Liability) Law, 5740-1980 to all those

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

employed in the execution of the Works, with a limit of liability of NIS 20,000,000 per claimant, per event and cumulatively over the Insurance Period.
General:

•	The policyholder’s name (in all its chapters), in addition to the Lessee, is extended to include the Lessor and/or contractors and/or subcontractors of any rank.

•	In all the policies, the exception of gross negligence is cancelled.

•
It is hereby declared that we waive the right of subrogation against any of the insureds, provided that the said waiver of the right of subrogation will not apply in favor of any person who causes damage deliberately.

•	The insurance is primary and precedes any insurance taken out by the Lessor, and we waive any claim and/or demand concerning joining the Lessor’s insurance.

•	We confirm that the Lessee alone will be responsible for payment of the insurance premium and the deductible amounts in respect of the above insurance.

•	We warrant that the aforementioned Policy will not be cancelled or changed for the worse during the insurance period, unless notice has been sent to the Lessor 30 days in advance by registered mail.

•
A breach of the terms and conditions of the Policy in good faith and/or fulfillment thereof by any of the individuals insured will not prejudice the rights of the Lessor and/or anyone acting on its behalf to receive indemnity.

This certification is subject to the terms and exclusions of the original policies, insofar as they have not been expressly modified by what is stated in this certificate.

Insurer’s Name	Insurer’s Signature and Stamp	Name of Signatory	Signatory’s Position

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

APPENDIX E2
LESSEE’S CERTIFICATE OF INSURANCE

Date: _______________

To:
___________ and/or the Parent Company and/or Subsidiaries and/or Affiliate Companies (hereinafter: the “Lessor”)

We hereby confirm that we have arranged the insurance policies as set forth below, inter alia, in connection with the Lease Agreement in question, in the name of _____________ Ltd (hereinafter: the “Lessee”) in respect of the property that has been leased by the Lessee at ________________ (hereinafter: the “Leased Premises”), for the period commencing on ___/__/____ to ___/__/____ (hereinafter: the “Insurance Period”).

1.	Policy No. ……………..
Extended Fire Insurance that insures, at replacement value (excluding inventory which is insured at its value), loss or damage to the Lessee’s property, of any nature whatsoever, that is owned by the Lessee and/or that is under its responsibility, that is in the Leased Premises and/or in the vicinity of the Leased Premises (without derogating from the generality of the foregoing, including furniture, equipment, installations and inventory, of any nature

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

whatsoever) and/or for additions and improvements that have been added to the Leased Premises by the Lessee and/or anyone acting on its behalf, against the risks of the insureds in extended fire insurance, including fire, smoke, lightning, explosion, storms, gales, floods, earthquakes, damage caused by liquids and burst pipes, damage caused by vehicles and/or lifting equipment, damage caused by aircraft, strikes, lockouts, malicious damage and burglary. The said insurance includes an express clause regarding a waiver of the right of subrogation against the Lessor and/or those acting on its behalf, and against other lessees, tenants and other rights holders (hereinafter: the “Other Rights Holders”) where in the Property Insurance of the Other Rights Holders a corresponding clause is included concerning a waiver of the right of subrogation against the Lessee, and/or in an agreement conferring rights in the Building on the Other Rights Holders, as aforesaid, an exemption from liability is included in favor of the Lessee in respect of loss or damage that may be caused to the property of the Other Rights Holders as a result of the risks insured in extended Fire Insurance; however, the said waiver will not apply in favor of any person who causes damage deliberately.

2.	Third Party Insurance (Policy No. ……………..)
Third Party Liability Insurance that insures the liability of the Lessee and/or of those acting on its behalf under the law in respect of loss, bodily injury or damage to property of any person and/or any body including the Lessor and/or anyone acting on its behalf, with a limit of liability in an amount of $833,000 in respect of one insurance event and cumulatively during the Insurance Period. The insurance is not subject to any limitation concerning: fire, explosion, panic, lifting, loading and unloading equipment, liability in respect of and towards contractors and subcontractors, defective sanitary facilities, poisoning, anything harmful to food or beverages, strikes and lockouts, as well as subrogation claims by the National Insurance Institute. The said insurance is extended to indemnify the Lessor in respect of liability that may be imposed on it as a result of acts and/or omissions on the part of the Lessee, subject to a cross liability clause according to which it is as if the insurance has been taken out separately for each of the individuals insured.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

3.	Employers’ Liability Insurance (Policy No. ……………..)
Employers’ Liability Insurance according to the Torts Ordinance [New Version] and/or pursuant to the Defective Products (Liability) Law, 5740-1980, in respect of the Lessee’s liability to its employees, with a limit of liability in an amount of $ 5,000,000 per claimant, per event and in total for an annual Insurance Period, where the insurance will not include any limit concerning additions and improvements in the Leased Premises, baits and poisons, contractors, subcontractors and their employees in the event that they are deemed the insured’s employees, as well as the employment of youths. The insurance has been extended to indemnify the Lessor and/or anyone acting on its behalf, in the event that it is claimed, with regard to the occurrence of any work accident and/or occupational illness, that it bears employer’s liability towards any of the Lessee’s employees. The insurance includes a section concerning a waver by the insurer of the right of subrogation against the Lessor and/or those acting on its behalf, provided that the said waiver of the right of subrogation will not apply in favor of any person who causes damage deliberately.

4.	Consequential Loss Policy No. ……………..
Consequential Loss Insurance (excluding Rent to the Lessor and/or Management Fees) as a result of damage caused to the contents of the Leased Premises and/or to the Building in which the Leased Premises are situated, as a result of the risks stated in Section (1) above, for an indemnification period of 12 months. The insurance will be extended to cover consequential loss caused as a result of a denial of access. The insurance has been extended to cover a disturbance or interruption during the course of the Lessee’s business due to the interruption in the electricity supply as a result of extended fire risks (excluding burglary, robbery and the extensions of all the risks). For the avoidance of doubt, it is hereby clarified that what is stated above concerning the interruption in the electricity supply also [applies] with respect to the supply of electricity by the Lessor. The insurance includes a clause concerning a waiver by the insurer of the right of subrogation against the Lessor and those acting on its behalf and/or against the Other Rights Holders, where in the Consequential Loss Insurance of the Other Rights Holders a corresponding clause is included concerning

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

a waiver of the right of subrogation against the Lessee and/or in an agreement – conferring rights on the Other Rights Holders in the Building – an exemption from liability is included in respect of consequential loss to the Other Rights Holders as a result of the risks which are customary in Extended Fire Insurance; however, such waiver will not apply in favor of any person who causes damage deliberately.

5.	Miscellaneous

5.1	The Lessee alone is responsible for payment of the premiums and the deductibles stipulated in the insurance policies specified above.

5.2	In all the policies, the exception of gross negligence is cancelled.

5.3
In the insurance policies specified above (hereinafter: the “Insurance Policies”) it is expressly noted that these Insurance Policies are primary and precede any other insurance taken out by the Lessor and we waive any claim of sharing in the Lessor’s Insurance.

5.4
We confirm that the Insurance Policies will not be cancelled and will not be changed during the Insurance Period without a notice being sent to you in this regard by registered mail 30 days in advance.

5.5
A breach of a conditions of the Policy or failure to fulfil them, in good faith, by the Lessee will not undermine the right of the Lessor to receive indemnification from the insurer. The terms and conditions of the Policy taken out according to this certificate will not be inferior to the wording known as the BIT or MigdalBIT and/or ManoBIT and/or HarelBIT rule ___________.

This certification is subject to the terms and exclusions of the original policies, insofar as they have not been expressly modified by what is stated in this certificate.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Insurer’s Name	Insurer’s Signature and Stamp	Name of Signatory	Signatory’s Position

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

רשות מקרקעי ישראל

תיק א52872743

מרחב עסקי **תחום מיפוי ומדידות**

ישוב	:	מודיעין-מכבים-רעות
גושים	:	5895
חלקות	:	3 בשלמות
מגרש	:	63 ב

שטח העסקה : 8.709 דונם

גוש	חלקה	חלקיות	שטח בדונם
5895	3	בשלמות	8.709

נורית אזולאי, עו"ד
מ.ר. 37753

תוכנית	מגרש	חלק מגרש	יעוד
מד/21	ב63	בשלמות	מתחמי תעשייה סיווג 3

1:2,500
5894
5895
5896
ב63
א63
266
265
207

1:5,000
5894
5895
5896

המקום
1:100,000
מודיעין

התשריט זה הוכן עפ"י הזמנה ממחלקת שיווק ופדיון
מטרת התרשים: שיווק

הערות:
1. התשריט מבוסס על מפת גוש רשום 5895
התשריט מבוסס על תכנית בנין ערים מס' מד/21
התשריט מבוסס על ______ ______
של מודד ______
מתאריך
2. התשריט הוכן ע"י אירה צפמן בתאריך 26/06/2016
נבדק ע"י לחון ויקטור בתאריך 26/06/2016

מס' עבודה ______

ויקטור לחון
מודד מרחב עסקי מרכז
רשות מקרקעי ישראל

לא לצרכי רישום

08:14:57 26/06/2016

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

APPENDIX A1 - TABLE OF AREAS

Actual Areas in SQM	Levels

3,598	Ground Level 0.00
193	Core 0.00
219	Level 4.3 Core
41	Technical - high voltage room 4.3

4,077	Level 8.6
214	Core 8.6
38	Technical Facilities 8.6
258	Level 11.6

1,160	Level 14.6
158	Level 14.6 Core
52	Level 14.6 Exit to Roof
1,160	Level 19.1
157	Level 19.1 Core
122	Level 23.6 Exit to Roof

168	Shaft deductions

1,824	Rear covered parking
500	Front covered parking
104	Technical systems area

11,279	Total built up area

2,428	Total area of covered parking

13,707	Total built up area + total covered area

Israel Land Authority

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

_____________________________________________________________________________Contract: 251/9 Conditions: 206/11 Extracted at: 12:48:36 25/01/2017 52872743A
Government website: www.gov.il | Tel: 03-9533333 / *5575 | www.land.gov.il
25/01/2017 12:48:44

File No: 52872743A
Account No: 975147240

Leasehold Agreement
Discounted

Entered into in	Jerusalem	On	12[t]h of	February	2017
		Day	_____	Month ______	_____

Between:
The Israel Land Authority which supervises the land of the State of Israel, the Development Authority and Jewish National Fund (which will hereinafter be referred to as: the “Lessor”), whose address for the purpose of this agreement is: 125 Menachem Begin Street, Floors 4-5, L, Tel Aviv.
Of the First Part;

And:
Mega Or Holdings Ltd ID/Company No: 513257873
(Hereinafter: the “Lessee”), whose address for the purpose of this agreement is: PO Box 117 D.N. Central, Moshav Shilat.
Of the Second Part;
PREAMBLE
The preamble to the lease agreement constitutes an integral part of the terms and conditions of the lease which are attached hereto, and together they constitute the lease agreement.
The above terms and conditions of the lease were published in Official Gazette No. 4818 dated 4.11.99 (hereinafter: the “Terms and Conditions of the Lease”).

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Whereas:	The State of Israel/The Development Authority is the owner of the land specified below in this preamble (hereinafter: the “Leased Property”);

And Whereas:
The Lessee hereby declares that according to the provisions of Section 19(a)(3) of the Terms and Conditions of the Lease it is not subject to a limitation regarding its engagement with the Lessor in this agreement, and that it is aware that only on the basis of this essential precondition is the Lessor prepared to engage with it pursuant to this lease agreement;

And Whereas:
The meaning of the terms and expressions contained in this agreement will be in accordance with what is stated hereunder in this preamble, unless the context requires another meaning in terms of the agreement;

The “Leased Property”	0
The plot described in the sketch which is hereby attached, which was prepared by the Lessor and the details of which are:
The location: Modi’in-Maccabim The area: approx. 8,709 sqm
Registered Block: 5895 Parcel: 3 (in its entirety)
Plot(s) No. 63b according to Detailed Plan No. MD/21
According to Detailed Plan No. MD/21/1
According to Detailed Plan No. MD/2020

The “Date of Approval of the Transaction”	0	The date on which the transaction, which is the subject of this agreement, was approved by the management of the Lessor.
The “Lease Term”	0	49 years, as of the Date of Approval of the Transaction, i.e., from 27.11.2016 to 26.11.2065.
“Additional Lease Term”	0	49 years from the expiry of the Lease Term.
The “Purpose of the Lease”	0	Industrial building.
The “Building Capacity”	0	According to a valid Plan that applies to the Leased Property on the date of signature of this agreement .
The “Consideration”	0	An amount of NIS 15,259,555.00, as at the Date of Approval of the Transaction.

Without derogating from any other terms and conditions which are stipulated in this agreement, construction in excess of the Building Capacity, as defined above, will be subject to an approved plan, which applies to the Leased Property and which requires the Lessor’s consent.
No additional Consideration is required in return for the Lessor’s consent to build in excess of the Building Capacity as defined above.
The Lessee will not be entitled to a reimbursement of any part of the Rent, even if in practice the Building Capacity for which it has paid has not been utilized.
The Lessee will furnish the Lessor upon signature of the agreement with confirmation of depositing the full amount of the Consideration to the Lessor.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

The Date of Approval of the Transaction will be deemed the commencement of the Lease Term for all intents and purposes, including the dates pursuant to this agreement, as well as for the purpose of possession, responsibility for damage, and the payments in respect of taxes, compulsory payments and development expenses.

The “ Basic Value of the Leased Property”	0	NIS 16,768,741.76 (sixteen million seven hundred and sixty-eight thousand seven hundred and forty-one and 76 agorot) as of the Date of Approval of the Transaction.
The “Base Index”	0	The Consumer Price Index that was known on the Date of Approval of the Transaction, as stated above.
The “Zoning”	0	For Plot No. 63b According to Plan MD/21 - 63b According to Plan MD/21/1 - According to the Urban Building Plan 63b According to Plan MD/2020 - According to the Urban Building Plan
The “Date for Completion of the Construction”	0	Not later than the expiry of 36 months from the Date of Approval of the Transaction.

And Whereas:
If the Lessee comprises more than one person or one corporation, the undertakings of the people or the corporations that constitute the Lessee will be joint and several, while their rights pursuant to this agreement will only be joint;

And Whereas:
The Lessor hereby delivers the Leased Property into the possession of the Lessee, and the Lessee hereby takes possession of the Leased Property, for the purpose of developing it and constructing the buildings in accordance with what is stated above, and in accordance with the plans which will be approved by the Lessor and by the Planning Authorities;

And Whereas:	In addition to the Terms and Conditions of the Lease, the parties agree that the following special conditions shall apply (hereinafter: the “Special Conditions”).

The Lessee’s Declarations and Undertakings

1.	The Consideration

a)	In return for the Lessor’s undertakings, the Lessee will pay the Lessor the Consideration, as defined in this preamble.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

b)	The Lessee will also pay the Lessor the “Additional Charges”, as defined in this preamble, if the payments are detailed above.

c)
The Lessee will furnish the Lessor, upon signature of the agreement with confirmation of depositing the amounts, in favour of the Lessor, that it is obliged to pay, as stated in Subsections (a) and (b) above.

2.
The Lessee warrants that up until the registration, at the Land Registration Bureau - of rights in the names of third parties, in respect of buildings or apartments that will be built for them, if built, on the Leased Property, (hereinafter: “Purchasers of the Units”) - it will be solely responsible for any legal acts required and involved in handling the Purchasers of the Units, including the transfer of rights, registration of attachments, giving undertakings to register a mortgage, registration of a mortgage in favour of the Purchasers of the Units, checking tax approvals and registering the rights of Purchasers of the Units at the Land Registration Bureau.

In the event that the Lease Premises are registered as a separate registration unit, the Lessee declares that it is aware that the lease right in the Leased Property can be registered in its name at the Land Registration Bureau, and therefore from the date of signature by the Authority of the documents which are required for the registration of the lease right in its name, at the Land Registration Bureau, the Authority will be released from giving the Lessee and/or the Purchasers of the Units from it any service in respect of the Leased Property and/or the rights therein, including the undertaking to register a mortgage.

3.
The Lessee undertakes to prepare and submit to the Lessor, for its approval, the building plans of the buildings which it wishes to build on the Leased Property, a map of the measurements of the Leased Property prepared by a certified surveyor as well as any other document that is required for the said construction (hereinafter: the “Plan” or the “Building Plans”).

4.
The Lessee undertakes to submit, to the competent planning authorities, on the Building Plans that have been approved by the Lessor, and to do all that is required to obtain a lawful building permit from the competent planning authorities - immediately upon receiving the Lessor’s approval in respect of the Building Plans.

5.
The Lessee undertakes to complete construction of the buildings in order to facilitate occupancy and/or to operate them and/or use them in accordance with the purpose of the allocation up until the Date of Completion of the Construction (36 months after the Date of Approval of the Transaction).

6.
In the event that the Leased Property have not yet been registered as a separate registration unit, the Lessee undertakes to prepare and complete - by the Date for Completion of the Construction (36 months after the Date of Approval of the Transaction) - all the activities required for the registration of the Plot as a separate registration unit and, for this purpose, at its expense, to perform any act that is required, including: parcellation, measuring, preparing, preparing maps, consolidation, distribution, redistribution, separation, etc., and also to register the Plot at the Land Registration Bureau as a separate registration unit by the said date.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

The Lessor will be entitled to notify the Lessee, in advance and in writing, that it is the Lessor’s intention to carry out the said activities, or any of them, instead of the Lessee, and in such case, the Lessor will be entitled to carry out all the said activities, in whole or in part, by itself and at the expense of the Lessee, and the Lessee undertakes to pay the Lessor any expense incurred by the Lessor for the purpose of carrying out the said activities, in accordance with an account that is submitted to it, within 30 days of the date of submitting the account.
The Lessee warrants that after registration of the land as a separate registration unit, the Lessee will register its lease rights in the land pursuant to what is stated in this agreement.
In the event that the Leased Property is registered as a separate registration unit, the Lessee will register its lease rights in the land, in accordance with what is stated in this agreement, immediately and no later than 60 days after signature of the agreement by the authority.

7.
The Lessee undertakes to prepare all the activities required for the registration of the buildings as a condominium or condominiums in accordance with the Land Law, 5729-1969 by the date of completion of the construction or up to 9 months after the date of registration of the parcellation, where this is done by the Authority, and for this purpose, at its expense, to carry out any act that is required, including the preparation of sketches, registration orders, regulations, etc., and to register the buildings as a condominium or condominiums by the said date.

The Lessor will be entitled to notify the Lessee, in advance and in writing, that the Lessor intends carrying out the said activities, or any of them, instead of the Lessee, and in such case the Lessor will be entitled to carry out some or all of the said activities by itself and at the Lessee’s expense, and the Lessee undertakes to pay the Lessor any expense incurred by the Lessor for the purpose of carrying out the said activities, in accordance with an account that is submitted to it, within 30 days of the date of submitting the account.
In such case, the Lessee undertakes to provide the Lessor with any document that is required for carrying out the said activities by the Lessor.
Up until the date of registration of the building as a condominium, the Lessor will not allow a transfer of rights by way of joint lease (Musha - partnership in land), whereby the Lessee and the Purchasers of the Units will be joint lessees from the Lessor.
Subject to registration of the Lessee’s rights at the Land Registration Bureau, the Lessor will allow, and it hereby gives its consent, for the registration of notes in the Land Registry in respect of the transfer of rights to Purchasers of the Units.

8.
The Lessee undertakes to appear at the offices of the Lessor and/or at any other place, as required, on the date that will be coordinated with the Lessor in advanced, to sign any document, bill, certificate, etc., as required for the purpose of registering the lease in respect of the Plot and the buildings that have been erected on it and/or any unit in the condominium, which has been registered as aforesaid, as the case may be. In the event that such a date is not arranged by the Lessee, the Lessee undertakes to appear at any time that is specified and of which it is notified by the Lessor.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

In the event that the Leased Property is registered as a separate registration unit, then, on the date of signature of this agreement, the Lessee will also sign a deed of lease, as well as any other document, bill, certificate, etc., as may be required for executing registration of its rights in respect of the land. The Lessee undertakes to register its rights pursuant to the lease deed at the Land Registration Bureau no later than 60 days after the date of signature of the agreement.

9.
The Leased Property, by virtue of this agreement, is the space above ground, unless rights are expressly conferred on the Lessee are below the ground. What is stated in this section shall not derogate from the rights conferred in the Lessee in a valid Plan, including the approval to build a basement.

10.	Material Breach
In addition to what is stated in Section 19 of the Terms and Conditions of the Lease, a breach of any of the provisions of Sections 2, 5, 6, 7, 8 of this preamble will be deemed a material breach of this agreement, and, without derogating from what is stated in the Terms and Conditions of the Lease, the Lessor will be entitled to cancel this agreement as a result of such breach.
With regard to what is stated in Section 5, the Lessor is entitled to give its consent for an extension of the dates on the conditions that are stipulated.

11.	Nonconformity and Removal of Occupiers

a)
The Lessee hereby declares that it has seen the Leased Property, it has inspected the legal and physical condition thereof, and it has found it to be suitable to all its needs for the purpose of fulfilling the agreement.

b)	Without derogating from the generality of the foregoing, if there are occupiers on the Plot that are on the Plot by the Date of Approval of the Transaction:

1)	The obligation of removing the occupiers and/or liability for the removal expenses will not apply, in any form whatsoever, to the Lessor.

2)
The presence of occupiers on the Plot, as aforesaid, will not serve as grounds and/or justification for the nonfulfillment of any of the provisions of the agreement by the Lessee and in particular its obligation to comply with the timetables in this agreement.

3)
The Lessee will be entitled, no later than three months after the date of signature of this agreement, to notify the Lessor that because of the presence of occupiers on the Plot it wishes to cancel the agreement. In such case, and subject to confirmation by the Lessor of the fact of the presence of such occupiers, the Lessor will be prepared to agree to cancel the agreement without the Lessee being liable for liquidated damages. The cancellation will be governed by the provisions of Sections 19 (b) and 19 (c) of the Terms and Conditions of the Lease, mutatis mutandis.

12.	Interest and Linkage on Arrear Payments

a)	Any payment that the Lessee owes to the Lessor pursuant to this agreement, and which is not paid by it on time, will bear linkage differentials and/or interest that

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

will be calculated up until the date of the actual payment, and they will be at the rate that is customary at the Lessor at the time of the payment with respect to arrear payments, and this will not derogate from any of the Lessor’s other rights under this agreement or in terms of any law.

b)	Any payment that is made by the Lessee will be credited according to the following order: the collection costs, interest, linkage differentials, and lastly the principal amount.

13.	Payment of Development Costs
The Lessee undertakes to bear all the Development Costs, whether they apply to the Leased Property or they are in respect thereof or in respect of the use thereof at the time of signature of this agreement, either prior to this agreement or after date of signature of this agreement, whether they were paid by the Lessor prior to the date of signature of this agreement or not paid by it. The Lessee undertakes to pay the Development Costs upon the demand of the Lessor and/or the competent party acting on its behalf to demand payment thereof and/or upon demand by the party that incurs the Development Costs.
The Lessee undertakes to repay the Lessor, upon its demand, any amount paid by the Lessor in respect of the Development Costs, within 30 days of the date of the Lessor’s demand.
In this section, “Development Costs” means: Expenses and/or levies and/or fees, of any nature whatsoever, in respect of the development of infrastructure systems and/or above-ground infrastructure and/or other infrastructure that constitutes a condition for the development of the Leased Property or for building on it, including building access roads to the Leased Property, paving roads and pavements, lighting, water, sewage, etc.

14.
Notwithstanding what is stated in Sections 9(c) and 14(d) of the Terms and Conditions of the Lease, the Lessor will not give its consent to a change in the Zoning, a change on the construction capacity, additional construction, and splitting and transferring rights in a monetary payment.

15.	The Lessee is aware that the expenses and payments involved in carrying out the activities and/or the registration pursuant to this agreement will apply to it alone.

16.	Special conditions:

I.	The Lessee is aware that the tender booklet constitutes an integral part of the terms and conditions of this agreement.

II.
The Lessee is aware that the area which is the subject of the tender has been declared antiquities (Official Gazette 4750, dated 10.5.99). The Lessee declares and warrants that it will bear the costs of development, testing excavations and conservation excavations on the land which is the subject of the tender. The extent of the supervision, the testing excavations and conservation excavations will be as is required according to the determination by the Antiquities Authority.

III.
In the event that the terms and condition of the Plan are improved after the winner is declared in the tender, the winner will not pay any additional amounts to the Israel Land Authority in respect of these additions. In respect of a betterment levy that applies up until the time of declaring the winner of the tender, the Local Authority

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

will collect this in lieu of a betterment levy from the Authority in accordance with the law. The liability for a betterment levy, if applicable, that will apply after determining the winner of the tender, will apply in its entirety to the winner of the tender without a right to be reimbursed from the Authority.

IV.
The Lessee is aware that the land which is the subject of the tender has undergone parcellation (division), and that the parcellation has been registered at the Land Registration Bureau. At the time of signing the lease agreement, the Lessee will also be required to sign lease deeds and to register it rights at the Land Registration Bureau shortly after the date of signature of the deeds.

For the avoidance of doubt, it is hereby declared and clarified that the Lessee is aware that it will not be able to refer anyone to the Authority that purchases rights from it in the building, which is to be built on the Plot, and that any activity that applies to it pursuant to the agreement and/or by virtue of the law, will be carried out by it and it will be registered at the Land Registration Bureau and not at the offices or in the books of the Israel Land Authority.
The Lessee declares and warrants that it does not have, nor will it have, any claim and/or demand and/or action, monetary and/or other, including any demand to cancel the transaction, against the Authority and/or against anyone acting on its behalf, in respect of the Terms and conditions set forth above.

17.	In the event of a contradiction between the Special Conditions as stated above and the Terms and Conditions of the Lease, what is stated in the Special Conditions shall prevail.

IN WITNESS WHEREOF THE PARTIES HAVE HEREUNTO SET THEIR HANDS:

The Lessor:		The Lessee:

1. Name	Anya Yaacov	1. Name	Mega Or Holdings Ltd
Job Title	Senior Team Leader for Promoting Transactions Business Division - Israel Land Authority Central	ID No.	513257873
Signature	Signing Power dated 17/7/16	Signature	Nurit Azulay, Attorney License No: 37753 PO Box 117, D.N. Central Shilat 7318800

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

2. Name	Mitra Yaacov	2. Name	______________
Job Title	Senior Team Leader for Promoting Transactions Business Division - Israel Land Authority	ID No.	______________
Signature	______________	Signature	______________

Avihai Yefet Deputy Accountant Israel Land Authority	Adiel Shamron Director of the Israel Land Authority	3. Name	______________
		ID No.	______________
		Signature	______________
		4. Name	______________
		ID No.	______________
		Signature	______________

		5. Name	______________
		ID No.	______________
		Signature	______________

		6. Name	______________
		ID No.	______________
		Signature	______________

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Confirmation:
I, the undersigned, confirm that I identified the aforementioned Lessee according to the ID documents presented to me, and that the Lessee signed this agreement in my presence.

Name	Meital Tayar	Job Title	Transaction Promotion	Confirming Signature
Meital Tayar Transaction Promotion Business Division - Central Israel Land Authority

MAP

File 52872743A	MAP
Business Division: Mapping and Measuring
Town: Modi'in-Maccabim-Re'ut
Block: 5895
Parcel: 3 - in its entirety
Plot: 63 b

Area of the transaction: 8.709 dunams

Block	Parcel	Subparcels	Area in Dunams
5895	3	In its entirety	8.709

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Plans	Plot	Sub Plot	Zoning
MD/21	63b	In its entirety	Industrial complexes- Classification 3

This sketch was prepared according to a request from the Marketing and Revenue Department
Purpose of the drawing: Marketing
Remarks:
1. The sketch is based on a map of Registered Block 5895
     The sketch is based on Urban Building Plan No. MD/21
The sketch is based on ___________ ____________
Surveyor: ________________
Dated: _____________

2. This sketch was prepared by Ira Chapman on 26/06/2016
Checked by Luzon Victor on 26/06/2016

Work No. _________

Not for registration purposes 08:14:57 26/06/2016

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

APPENDIX B
HOT WORKS PROCEDURE
Mega Or Holdings Ltd
Public Company No. 513257873
PO Box 117 D.N. Merkaz
Moshav Shilat, 7318800
(Hereinafter: the “Lessor”)
Dear Sir/Madam,
Re: The Special Terms and Conditions for Carrying out Hot Works
I hereby confirm that execution of the Adjustment Works in the Leased Premises by the Lessee and/or any contractor operating on its behalf, is conditional on compliance with the following procedure:
The term “Heat Works” means: carrying out any works whatsoever involving welding, hard and soft soldering, works using an open flame (such as cutting, tarring and sealing), cutting with a disc, burning materials and any work involving the emission of sparks and/or flames.

1.
The Lessee will appoint a contractor or a subcontractor operating on its behalf, who will carry out the “Heat Works”, and it will appoint an authorized party to act on its behalf (hereinafter: the “Authorized Party”) whose job it will be to ensure that no works are carried out with heat other than according to this procedure.

2.
Prior to commencing with the execution of Heat Works, the Authorized Party will inspect the area designated for the works and he will ensure the removal of flammable materials, of any nature, within a radius of at least 10 meters from the place where the Heat Works are to be carried out, while flammable objects that cannot be removed must be wrapped with a non-flammable coating, such as an asbestos blanket or a wet tarpaulin cover.

3.
The Authorized Party will appoint a person who will serve as a fire observer (hereinafter: the “Fire Watcher”) who will be equipped with suitable fire extinguishing equipment for the type of flammable materials in the surrounding area where the Heat Works are to be carried out.

4.
The Fire Watcher must be positioned next to the person carrying out the work, and his function is to supervise during the entire period of carrying out the work that fire or sparks do not develop into a fire.

5.	The Fire Watcher must continue to supervise the surrounding area of the work, for at least 5 minutes after the completion of the work, ensuring that there are no sources of repeated conflagration.

6.
It is hereby clarified that this procedure constitutes the minimum stipulation, and any other safety conditions that require the work to be performed, pursuant to any law and according to the Insurance Policy that has been taken out, will be in addition to what is stated above.

The Lessee undertakes to ensure and guarantee that contractors acting on its behalf will make sure to comply with this procedure.

___________________
Lessee’s Signature	_________________________
Mega Or Holdings Ltd

5

APPENDIX C

Re:	Mega Or Holdings Ltd, Public Company No. 513257873 Instructions prior to commencement of the Works in the Leased Premises/for Opening the Leased Premises

1.	General:

1.
A set of plans must be submitted for approval by the Lessor, including: Architectural plans, a safety plan, electrical and low voltage plans, air-conditioning plans (including a plan for placing an air-conditioner on the gallery), plumbing plans, signage plans + measurements, etc.

2.	Organizational area and warehouse - There is no such area, and the contractor is required to get organized only inside the area of the Leased Premises.

3.	Safety officer - The Lessee is required to appoint a project manager / main contractor who will serve as a safety officer and his particulars must be provided to the Lessor’s representative.

4.
Shafts - The danger involved in the work inside the shaft must be addressed in terms of safety - It is prohibited to step or stand on partitions inside the shafts, and there is no authorization for dismantling existing fire protection.

5.
Fire closures -In any shaft or opening through which a passage is to be built, the appropriate materials must be used in accordance with the safety consultant’s instructions, and a fire closure must be made, after making an opening, by a qualified contractor using materials with a standards mark.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

6.
Garbage removal - On the day of commencement of the work on the project, a garbage container will be placed by the Lessee/contractor, and its location will be coordinated with the Lessor’s representative. The container must be removed regularly and dirt must be prevented in a public area. It is the responsibility of any contractor to dispose of the waste in the container at the end of the working day.

7.
Connection to the systems - It has been clarified to the Lessee/contractor that it is prohibited to disconnect from and connect to any existing public system without the prior approval from the representative of the Lessor or an inspector on its behalf.

8.
The contractor may not drill or damage the walls of the outer shell of the building without the prior approval of the Lessor’s representative. Upon completion of the construction, the Lessee will submit AS MADE plans of the electricity, safety, plumbing, architecture and permits to the Lessor’s representative.

2.	Technical Roof

1.	Placing equipment for infrastructures on the technical roof must be coordinated in advance with the Lessor’s representative.

2.
For heavy equipment, approval of the constructor of the building is required prior to placing it. In order to obtain this approval, the Lessee must provide a plan of the technical equipment and the installations (size, weight, etc.).

3.	It is totally forbidden to drill in the floor of the roof or in the floor of the Leased Premises without obtaining the written consent of the Lessor.

4.	The Lessee must completely seal the penetration point of the ducts that it has made, except for sealing of the shafts which appear in the building plans.

5.	The air-conditioners must be drained directly to the drainage of the gallery, in coordination with the Lessor’s representative.

3.	Water Meters:

1.	The Lessor supplies the infrastructure of the waterway to the Leased Premises.

2.
For the purpose of regulating the water supply to the Leased Premises, the engagement agreement between the Lessor and the Lessee must be brought to the local authority, and the [Water] Corporation must be paid for a water meter and for the installation thereof.

3.	The water meter will be installed by the [Water] Corporation after signature of an engagement contract between the Lessee and the [Water] Corporation.

4.	Signage:

1.	Coordination regarding the signage will be done through the email address of the Lessor’s representative and/or Golan Eini: golan@megaor.co.il.

2.	Electricity for the signage is from the electrical board of the Leased Premises.

3.	There will be no visible cables on the facade of the building for wiring the signs.

5.	Instructions given by the Fire Department for obtaining a Fire Department Certificate and a Certificate of Occupancy (the Lessee’s responsibility):
Fire and Rescue Authority:

1.	Ordering an inspection by the Fire and Rescue Authority inside the Leased Premises (fire extinguishing) is the responsibility of the Lessor and at the expense of the Lessee.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

2.
There may be additional requirements on the part of the Fire Department specifically for the Leased Premises in accordance with the safety plan, the preparation and issuing of which is the responsibility and at the expense of the Lessee only, such as:

Presentation of an activity regimen in accordance with the MCR 536 instructions

Presentation of a sprinkler deployment plan

Confirmation by an accredited laboratory of fire doors, Standard 1212/1189 Part 4.4

Confirmation of the durability of the construction materials according to Standards 921 and 923

Certificate of integrity from an accredited laboratory regarding the integrity of the detector system, in accordance with Standard 1220

Certificate of integrity from an accredited laboratory of the integrity of the sprinkler system, in accordance with Standard 1596

Confirmation by an accredited laboratory of the installation of the system in accordance with IS 158

Confirmation by an accredited laboratory of the air carriers, in accordance with IS 1001 Part 1.1

Certificate of integrity from an accredited laboratory of the hood system of cooking/frying in accordance with IS 1001/6

Certificate of integrity of the emergency generator (if necessary) by a certified inspector

Declaration by an engineer/architect that the Leased Premises have been inspected and that they comply with the requirements of the Planning and Building Law

Certificate of integrity from a laboratory with respect to the system for turning off the gas in accordance with Standard 2001/1597 N.F.P.A

Confirmation by a safety consultant of compliance with the requirements in accordance with the safety plan

Confirmation by an electrical engineer of the planning and execution of the electrical systems in accordance with the Electricity Law 1954, including the installation of emergency lighting, a public address system, emergency switches, a firemen’s board and illuminated signs, in accordance with IS 1419

Test certificate from an accredited laboratory with respect to illuminated direction signs in accordance with IS 20 Part 2.22

Confirmation of finishing materials, coatings and covers that comply with Israeli Standards 755, 921 Part 5 and IS 931, and that they are suitable for use in the

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Leased Premises in accordance with the test reports of the Israeli Standards Department.

A Certificate from a laboratory with respect to the smoke release blowers that are able to function for two hours at a temperature of 250/400 degrees Celsius

Laboratory approval for system integration in accordance with the directives of MCR 536

Field file (if necessary)

There may be additional requirements from the Fire Extinguishing Authority.

Fire Alarm System:

3.	The Lessee must install a fire/smoke alarm system, including end units.

4.
Upper ceiling detectors must be installed. If a prosthetic ceiling is installed more than 60 cm away from the ceiling of the building, double the quantity of detectors must be installed. In any case, it is necessary to consult with a safety consultant with regard to the deployment of the detectors in accordance with his instructions.

Sprinklers:

5.
Sprinklers have been deployed in the Leased Premises, on the first level, in accordance with the instructions of a safety consultant. After the erection of interior walls, and lowering of the ceiling, sprinklers will be installed in accordance with the design of a safety consultant for the deployment of the sprinklers, and the Lessee will adjust the system in accordance with the new design.

Fire Extinguishing Cabinet:

6.	The Lessor provides cabinets with firefighting equipment, which comply with the instructions of the safety consultant.

7.	Moving the firefighting cabinets may be done by and at the expense of the Lessee, according to its needs.

___________________	____________________________________________

Lessee’s Signature	Signature of the Main Contractor / The Project Manager on behalf of the Lessee

DEBIT ORDER INSTRUCTION

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Date …………………
To:

	Bank Account Number	Type of Account	Department Code
		| |	Branch Bank | | | |

Bank …………………	Institution Code	Customer’s Reference/ID No. at the Bank
Branch …………………	54074
Address of Branch ………………

1. I/we, the undersigned, …………………….. (Account holder’s/holders’ name as it appears in the books of the bank)	……………………… ID/Company No.

Address: Street ………………………. No…… City ………….. Area code ……..
hereby give you an instruction to debit my/our account at your branch in respect of various matters, with amounts and on the dates as provided to you from time to time on magnetic media by Mega Or Holdings Ltd (name of beneficiary) as described below in the “authorization details”.

1.	I am/we are aware that:

a.
This instruction can be cancelled by notice given by me/us in writing to the bank and to Mega Or Holdings Ltd (name of beneficiary) which will come into effect business day after giving such notice to the bank and it is cancellable pursuant to the provisions of any law.

b.
I/we will be entitled to cancel a specific debit in advance, provided that the notice in this regard is delivered by me/us in writing to the bank, at least one business day prior to the date of the debit.

c.
I/we will be entitled to cancel a debit no later than ninety days after the date of the debit, if I/we prove to the bank that the debit does not match the dates or the amounts specified in writing in the authorization, if specified.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

2.	I am/we are aware that the details noted in the authorization letters and emails are matters that we are required to arrange with the beneficiary.

3.
I am/we are aware that the amounts of the debit according to this authorization will appear in the account pages, and that I/we will not be sent a special notice by the bank in respect of these debits.

4.	The bank will act in accordance with this authorization instruction, as long as the status of the account allows this, and as long as there is no legal or other impediment.

5.
The bank is entitled to remove me/us from the arrangement described in this authorization letter if it has a reasonable reason for this, and it will inform me/us of this immediately after making the decision, while noting the reason.

6.	Kindly send confirmation to Mega Or Holdings Ltd (name of beneficiary), in the appendix attached hereto, that you have received these instructions of mine/ours.
__________________________Authorization Details approval __________________________

1. The amount and date of the debit will be specified from time to time by Mega Or Holdings Ltd (name of beneficiary) according to the agreement with the customer.
2. Details of the debit:

Amount of single debit	No. of Debits	Frequency of Debits	Linkage Type | Basis	Date of First Debit	Date of Last Debit

Account holder/s signature …………………………………….

________________________________Bank’s approval __________________________

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

To: Mega Or Holdings Ltd Beneficiary	Bank Account Number	Type of Account	Department Code
D.N Central Shilat 73188 Address + Area Code		| |	Branch Bank | | | |

Bank …………………	Institutional Code	Customer’s Reference/ID No. at the Bank
Branch …………………	54074

We received instructions from ………………………. to honor debits in the amounts and on the dates appearing on magnetic media presented to us from time to time, where his/their account number is stated therein, in accordance with what is specified in the authorization letter. We have recorded the instructions and we will act accordingly, as long as the status of the account allows this, and as long as there is no legal or other impediment to doing so, and as long as we do not receive any cancellation instruction in writing from the account holder/s, or as long as the holder/s of the account is/are not removed from the arrangement.
This authorization will not derogate from your undertaking to us, according to the indemnification letter signed by you.

The original of this form, in two parts, will be sent to the bank’s branch. A copy hereof will be given to the payor.	Date ………………….	Sincerely, Bank …………………. Branch ………………….

APPENDIX F
DRAFT BANK GUARANTEE

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

xx.02.2019

To:
_________________
_________________
_________________

Dear Sir/Madam,

Re: Guarantee No. __________
According to the request of Vishay Advanced Technologies Ltd, Private Company No: 512868142 (hereinafter: the “Applicant”), we, the undersigned, hereby guarantee to any of you to pay any amount up to the total of NIS 3,018,600 (in words: three million eighteen thousand and six hundred New Israeli Shekels) (hereinafter: the “Guarantee Amount”) that is owed or may be owed to you by the Applicant in connection with an agreement for the lease of the property known as Plot 63B in Block 5895 Parcel 3 (in its entirety), covering an area of approx. 8,709 sq. meters, and which is situated in the Modi’in Industrial Zone , where the Guarantee Amount is linked to the Consumer Price Index as set forth below.
We hereby undertake to pay any of you the Guarantee Amount within seven days of receipt your demand at our offices, at the address recorded below, where it is linked to the Consumer Price Index, as aforesaid, upon your first demand in writing, without imposing a duty on you to substantiate your demand or that you first demand payment of the Guarantee Amount or any part thereof from the Applicant and/or to take any action against the Applicant.
This guarantee of ours is absolute and independent. We undertake to act accordingly without conditioning the said payment hereof on any condition whatsoever. We will not be entitled to cancel it in any manner whatsoever.
For the avoidance of doubt, your demand for payment of the Guarantee Amount and payment of the guarantee can be made in instalments, provided that the total of all the payments does not exceed the Guarantee Amount at the time of the demand. In the event that the amount that you demand from us is lower than the Guarantee Amount, the balance will continue to be available until the expiry date of the guarantee.
If it transpires that the Consumer Price Index - as per the most recently published CPI prior to the payment of any amount to you by us, on account of the aforesaid amount (hereinafter: the “New Index”) - is higher than the prices to the consumer, as it was on the date of issuing this guarantee, i.e., _______ point (hereinafter: the “Base Index”), then we will pay you this amount when it is increased by the rate of the rise of the New Index compared to the Base Index. For the avoidance of doubt, if the Index that is known on the actual date of the payment

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

is lower than the Base Index, the Guarantee Amount will be calculate according to the Base Index.
The Consumer Price Index means the index of the prices that is known by the name: the Consumer Price Index including Fruit and Vegetables, which is published by the Central Bureau of Statistics and Economic Research.
This guarantee will remain in force until ______, inclusive, and any demand in connection with this guarantee must be in writing (a demand by facsimile and/or email is prohibited and will not be accepted) and must reach the undersigned branch whose address is No. ___ , _________ Street, in _______, not later than the aforesaid date, after which this guarantee will be null and void.
This guarantee is not transferable and/or assignable.

Sincerely,

Bank: _________

11

OPTION AGREEMENT
FOR THE ACQUISITION OF REAL ESTATE

Made and signed in _______ on the ____of ____, 2018

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

Between:	Mega Or Holdings Ltd Public Company No. 513257873 PO Box 117 D.N. Merkaz Moshav Shilat, 73188 (Hereinafter: the “Optionor”)
Of the First Part;
And:	Vishay Advanced Technologies Ltd Private Company. No: 512868142 Of _________ Street, _______ (Hereinafter referred to as: the “Optionee”)
Of the Second Part;

Whereas:
The Optionor is the registered lessee and exclusive owner of the Land known as Plot No. 63B Block 5895, Parcel 3 (in its entirety) on an area of approx. 8,709 sq. meters, which is located in the Modi’in employment area (hereinafter: the “Land”) ;

A copy of the Land Registration Bureau extract and the lease contract with the Israel Land Authority (hereinafter: the “ILA”) are attached to this Agreement as Appendix A1 and as Appendix A2 respectively.

And Whereas:
As of the date of the signing of this Option Agreement, the rights of the Optionor in the Land, as defined above, are free and clear of any debt, pledge, mortgage, acttachment and/or third party rights whatsoever, subject to the ILA’s rights as set forth in the lease contract and in the ILA’s resolutions and subject to the rights of the Optionee as the Lessee pursuant to the Lease Agreement signed between the parties, as set forth hereunder, and that it undertakes to maintain them in this state throughout the entire Option Period, as defined hereunder, subject to what is stated in Section 8 below and subject to the Optionor being entitled, at its discretion and without this constituting a breach of Optionor’s obligation, to encumber and pledge its rights in the Land subject to what is stated in Section 8.2 below, and to sell its rights subject to the Optionee’s right of first offer, as set forth in Section 41.2 of the Lease Agreement;

And Whereas:
The Optionor has not granted an option to any other party to acquire the rights in the Land or in the Building, as defined hereunder, in whole or in part, from the Optionor, and the Optionor is not aware of any legal or other impediment to engaging in an agreement with the Optionee and to fulfilling the provisions of this Agreement, subject to the provisions of the lease contract and the resolutions of the ILA which are relevant to the subject of transferring rights in the Land;

And Whereas:	The Optionor hereby declares that it is not in breach of the lease contract with the Israel Land Authority, and that it warrants that throughout the Option Period,

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

as defined hereunder, it will not breach the lease contract in such a way that confers a right on the ILA to cancel the lease contract;

And Whereas:
The parties have signed an agreement between them according to which the Optionee has leased the Building and the Land from the Optionor subject to the completion of the construction of the Building up to the level of an outer shell by the Optionor, on the terms and conditions set forth in the Lease Agreement signed between the parties on ___________ (above and hereinafter: the “Lease Agreement”);

And Whereas:
The Optionor has undertaken to construct the Building on the Land, as defined in the lease contract, up to the level of an outer shell (hereinafter: the “Building”) as set forth in the Lease Agreement;

And Whereas:
The Optionor wishes to grant the Optionee an irrevocable option which is not negotiable (except for in the circumstances set forth in Section 10.1 hereunder) for the acquisition of all the Optionor’s rights in the Land and in the Building, and the Optionee wishes to accept an irrevocable option which is not negotiable (except in the circumstances set forth in Section 10.1 hereunder) from the Optionor to purchase all of the Optionor’s rights in the Land and the Building (above and hereinafter: “Sale Item”), pursuant to the provisions of this Agreement and the provisions of the Sale Agreement attached hereto as Appendix B, which constitutes an integral part of this Agreement.

NOW THEREFORE IT IS STIPULATED AND AGREED
BETWEEN THE PARTIES AS FOLLOWS:

1.	General

1.	The introduction and the appendices to this Agreement constitute an integral part hereof.

2.	The headings of the sections are provided merely for the sake of convenience and familiarity, and they are not to be used in the interpretation of this Agreement.

2.	Declarations of the Parties

1.	The Optionor’s declarations:
The Optionor declares that:

1.
It is the exclusive leaseholder of the Land pursuant to the lease contract, it is not in breach of the lease contract with the Israel Land Authority, and it undertakes not to breach the lease contract throughout the Option period, as defined below, in such a way that confers a right on the ILA to cancel the lease contract.

2.	Its rights in the Land are free and clear of any encumbrance, pledge, mortgage, attachment and/or any third party rights, subject to the rights

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

of the ILA, as stated in the lease contract and in the resolutions of the ILA, subject to the rights of the Optionee as the Lessee pursuant to the Lease Agreement signed between the parties, as set forth hereunder, and without derogating from the Optionor’s rights to pledge and mortgage its rights in the Sale Item as stated in the Lease Agreement, and subject to the terms and conditions stipulated in this regard in the Lease Agreement, or to sell the rights subject to the right of first offer for the Optionee, as set forth in Section 41.2 of the Lease Agreement.

3.
There is no factual, legal, contractual or any other impediment to its engagement in this Agreement or for fulfillment of its obligations pursuant hereto, except for the approval of the ILA for the transfer of the rights pursuant to the lease contract, in the event that the option is exercised in accordance with the procedures in effect at the ILA, and that it is not aware of any impediment to the fulfillment of all the undertakings pursuant to the provisions of this Agreement.

4.	Declarations of the Optionee
The Optionee declares that:

5.
There is no factual, legal, contractual or any other impediment, with regard to its engagement in this Agreement or its obligations pursuant hereto, except for the approval of the ILA for the transfer of the rights pursuant to the Sale Agreement, insofar as the option is exercised, as aforesaid, nor is it aware of any impediment to the fulfillment of all its obligations pursuant to the provisions of this Agreement.

6.
Each party confirms that all the resolutions required in accordance with its articles and its incorporation documents have been adopted with respect to its engagement in this Agreement and its appendices.

The protocols of the parties, authorizing their engagement in this Agreement, are attached as Appendix C to this Agreement.

3.	The Period and Price for Exercising the Option

1.
The Optionor hereby grants the Optionee an irrevocable option, which is not negotiable (except as stated in Section 10.1 hereunder), for the acquisition of all the Optionor’s rights in the Land and the Building, for a consideration in the amount of NIS 103,200,000 (which is calculated according to a 5% (five percent) yield based on the Rent (and this only) which is owed to the Optionor by the Optionee pursuant to the Lease Agreement in respect of the entire 12 months of the Initial Lease Term which is prior to the date of completion, which, in any event, and notwithstanding any other provision in this Agreement and/or the Lease Agreement, will not include the 5% increase in the Rent during the Additional Lease Term) (hereinafter: the “Consideration for the Property”), plus linkage differentials to the Base Index in accordance with the Lease Agreement, plus applicable VAT. In addition, the Optionee will bear the payments, taxes and levies as specified in the Sale Agreement (Appendix

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

B). Notwithstanding the aforesaid, it is hereby clarified that in the event that the Rent during the Initial Lease Term changes from the amount of NIS 430,000 per month, the Consideration for the Property will be adjusted accordingly.

2.
The Optionee will be entitled (but not obliged) to exercise the option only on dates and according to the terms and conditions stipulated below in this section, without the Optionee being obliged to exercise it:

1.
Upon the expiry of 143 months of the lease (hereinafter: the “Option Period”) and on condition that all the terms and conditions set forth hereunder have been fulfilled cumulatively: (1) The Optionee gives written, binding and irrevocable notice to the Optionor, in advance, of its intention to exercise the option, at least 180 days prior to the expiry of the Option Period; and (2) The Optionee has paid the Optionor the full Rent in respect of all of the 143 months of the lease; and (3) A valid Lease Agreement still exists between the two parties on the exercise date (unless the Lease Agreement is cancelled under the circumstances described in Section 3.2.2 hereunder);

2.
Notwithstanding the foregoing, the Optionee will be entitled to exercise the option prior to the end of the Option Period, in the event where a final court judgment is given by a competent court according to which the Optionor (the Lessor according to the Lease Agreement) has committed a breach of the Lease Agreement in respect of which the Agreement is lawfully canceled by the Optionee, and on the additional condition that up until the exercise date, and the date of signature of the Sale Agreement between the parties, the Optionee (as the Lessee) pays all the amounts that are owed to the Optionor (as the Lessor) pursuant to the Lease Agreement; and upon the existence of the circumstances specified above in this subsection the Optionee will be entitled to give the Optionor written exercise notice up to 30 days after the date on which such court judgment becomes final, and this will not prejudice any remedy and/or right available to the Optionee pursuant to the Lease Agreement;

(Hereinafter the relevant date on which the Optionee is entitled to give an exercise notice as stated in Sections 3.2.1 or 3.2.2 above will be referred to as : the “Exercise Notice Date”).

3.3	It is hereby clarified that the Optionor’s undertaking to grant the option, pursuant to the provisions of this Agreement and the Sale Agreement, is irrevocable.
4.     The Consideration for the Option

4.1
As consideration for the option, the Optionee will pay the Optionor the amount of NIS 430,000 (four hundred and thirty thousand New Israel Shekels) plus applicable VAT (hereinafter: the “Option Consideration”), which will be paid to the Optionor on the date of providing a Form 4 for the outer shell of the Sale Item, against a valid tax invoice, Certificate of Exemption from Withholding Tax at Source and a Bookkeeping Certificate.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

5.    Exercising the Option

5.1
Only the Optionee will be entitled to exercise the option (and only the entire option) by giving a written notice to the Optionor with regard to exercising the option on the Exercise Notice Date (at least 180 days prior to the expiry of the Option Period insofar as the exercise notice is in accordance with Section 3.2.1 above and within 30 days from the date on which the court ruling becomes final, if the exercise notice is in accordance with Section 3.2.2 above.

5.2
In the event that the Optionee gives an notice of exercising the option on the Exercise Notice Date, the parties will meet at the end of the Option Period, as stated above, insofar as the exercise notice is in accordance with Section 3.2.1 above and 30 days after the date on which a final court judgment is given, in the event that the Exercise Notice is in accordance with Section 3.2.2 above, and on this date what is stated below will be carried out (hereinafter: the “Closing Date”):

5.2.1	The Optionee will give the Optionor the Sale Agreement according to the draft attached to this Agreement as Appendix B (hereinafter: the “Sale Agreement”) in four copies duly signed by it;

5.2.2	The Optionee will pay the full amount of the consideration in respect of the Sale Item, in accordance with the provisions of the Sale Agreement which is attached as Appendix B.

5.2.3
On the Closing Date, subject to receiving the signed Sale Agreement against payment of the full consideration pursuant to the provisions of the Sale Agreement (Appendix B), the Optionor will sign the Sale Agreement, the irrevocable power of attorney and the protocol for approving the transaction and for providing the power of attorney - which are mentioned in the Sale Agreement - and it will give the Optionee’s legal counsel 2 original signed copies of the Sale Agreement, an original signed copy of the protocol, an original signed and certified copy of the irrevocable notarial power of attorney, and it will give the Optionee’s legal counsel all the other documents in accordance with the provisions of the Sale Agreement (Appendix B), which the Optionor, as the Seller, must give the Optionee, as the Purchaser, on the date of signing the Sale Agreement. In addition, on the aforesaid date, the Cancellation Documents (as defined hereunder) will be returned to the Optionee against the payment of the full consideration.

5.3
Insofar as the Optionee decides to exercise the option, as stipulated in the terms and conditions of this Agreement, and an exercise notice is sent to the Optionor, then, as of the said date, the Optionor undertakes to cooperate with the Optionee with regard to obtaining approvals required for the allocation to foreigners, prior to the Closing Date, provided that what is stated above does not impose any costs and/or expenses on the Optionor which are not imposed on it pursuant to this Agreement and/or the Sale Agreement. Subject to the conditions for

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

exercising the option, as stated in this Agreement, delivery of a written notice with regard to exercising the option on the date of notice together with delivery of a signed Sale Agreement and confirmation that the entire amount of the consideration has been paid pursuant to the provisions of the Sale Agreement on the Closing Date will be deemed exercising the option by the Optionee. For the sake of good order, it is hereby clarified that up until the Closing Date, the Optionee will continue paying the Rent pursuant to the Lease Agreement; however, it is hereby clarified that in the event that the Optionee pays the full amount of the consideration pursuant to the Sale Agreement, and the Closing Date is postponed due to an act and/or omission on the part of the Optionor, then, in respect of the aforesaid period of the delay, the Optionor will not be entitled to continue receiving any Rent.

5.4
For the avoidance of doubt, it is hereby clarified that even in the event that Optionor does not sign and/or give the Sale Agreement and the other documents that are required pursuant to this Agreement to the Optionee, signed and duly certified, on the Closing Date, this will not prejudice the exercising of the option by the Optionee, which will become valid after the Optionee fulfills all the terms and conditions stipulated in Sections 5.1, 5.2 and 5.3 above.

5.5
In order to guarantee the obligation of the Optionor to sign - in the event that the option is lawfully exercised according to this Agreement, the Sale Agreement and any other document pursuant to the Sale Agreement - the Optionor will give an irrevocable power of attorney to its legal counsel, at the time of signing this option Agreement, according to the draft power of attorney (Appendix D) together with a protocol of the Optionor in connection with its signature.

5.6
The Optionee’s legal counsel will give the Trustee, pursuant to the Sale Agreement, the bank check or it will make the bank transfer, against signature by the Optionor of the Sale Agreement and delivery of 2 copies thereof to the Optionee, subject and pursuant to the provisions of the Sale Agreement.

5.7
The option will expire and it will no longer confer any right whatsoever on the Optionee, including that it will no longer be possible to exercise the option or to make any use thereof in each of the following cases (separate):

5.7.1	If the Optionee fails to give an Exercise Notice in writing on the date required according to Section 3.2 (according to the relevant alternative).

5.7.2
If the Optionee gives an Exercise Notice on the date specified in Section 3.2.1 above but the terms and conditions specified in the said section, as the conditions necessary for giving the notice, have not been fulfilled.

5.7.3	If the Optionee does not provide the signed agreements on the Closing Date as stated in Section 5.2.1 and/or does not pay the full amount of the consideration as stated in Section 5.2 above.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

5.7.4	If the Lease Agreement comes to an end prior to the expiry of the Lease Term, in circumstances which are not specified in Section 3.2.2 above.
It is hereby clarified that in the circumstances specified in Sections 5.7.1-5.7.4, the option will become null and void, and neither party will have any claim and/or demand and/or action against the other party in respect of or in connection therewith.

5.8
The parties hereby agree and declare fully and finally with the wording of the Sale Agreement and all the terms and conditions set forth therein, and they declare and take upon themselves all the declarations set forth in the Sale Agreement as if they are included in this Agreement, and the parties agree that there will be no change in the said wording, unless consent is given for this in writing by both the parties.

5.9
It is hereby agreed and clarified that the Optionee is not obliged to make use of the option or to exercise it, and that a decision to use the option and to exercise it is subject to the sole discretion of the Optionee.

1.	Caveat

1.
It is hereby agreed that on the date of signature of this Agreement, the Optionee will be entitled to register a caveat in its favor in respect of the option, over the rights of the Optionor in the Sale Item. Upon signature of this Agreement, the parties will sign the appropriate application for the registration of a caveat, provided that, by this date, and as a condition of the parties signing the application, the Optionee has lodged the Cancellation Documents, as defined below.

2.
In the event that the Optionee fails to exercise the option by the expiry of the Option Period or upon expiry of the option as stated in Section 5.7.4 above, the Optionee undertakes to remove the caveat that has been registered in its favor, and this within 14 business days from the date on which the Option Period terminated or the date of expiry of the option, whichever is the earlier.

3.
As a guarantee for the fulfillment of the Optionee’s obligations pursuant to this section, the Optionee will lodge the documents set forth below with the Optionor’s legal counsel, on the date of signature of this Agreement:

(1)
An irrevocable power of attorney, according to the draft which is attached as Appendix E to this Agreement, which will enable the Optionor’s attorneys to remove the caveat that is to be registered, if registered, in favor of the Optionee.

(2)
A protocol of the Optionee duly signed and certified, as per the draft which is attached as Appendix F to this Agreement, approving the removal of the caveat and providing the power of attorney for removing it, as aforesaid, and authorizing the attorney-in-fact to remove the caveat.

(3)	An application to remove the caveat signed by the Optionee and duly certified as per the draft which is attached as Appendix G to this Agreement (undated).

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

(All the abovementioned documents will hereinafter be referred to collectively as: the “Cancellation Documents”).

4.
The Optionor’s attorneys will be entitled to use the Cancellation Documents in the event that the Optionee fails to remove the caveat after the expiry of 14 business days from the end of the Option Period, in the event that the option is not exercised by the Optionee or upon expiry of the option as stated in Section 5.7.4 above, subject to giving 14 business days’ written notice prior to making use of the Cancellation Documents. The parties hereby instruct the Optionor’s legal counsel to make use of the Cancellation Documents in its possession for the removal of any caveat in such circumstances as stated above.

2.	Reporting
The parties will report about this Agreement to the Tax Authorities. Each party will bear the taxes that apply to it in terms of the law in respect of this Agreement, insofar as taxes are applicable.

3.	The Optionor’s obligation to refrain from entering into a contradictory transaction and the obligation of First Offer

1.
The Optionor undertakes to refrain from entering into any transaction regarding the Sale Item that contradicts its obligations under this Agreement until the expiry of the Option Period, without exception of any nature, and not to take upon itself any obligations and not to engage in any agreement and not to agree to any obligation in connection with the Sale Item, including that it will not take any action - without coordination with the Optionee - that is not in accordance with this Option Agreement or pursuant to the Lease Agreement, with the purpose of changing the planning status of the Land as it is on the date of signature of this Agreement.

2.
In the event that an attachment is imposed and/or a caveat is registered over the rights of the Optionor in the Land during the Option Period, the Optionor undertakes to inform the Optionee of this immediately and to ensure to remove such impediment within 30 days prior to the Exercise Date.

3.
It is hereby emphasized that what is stated above shall not limit the Optionor from taking finance against a charge over all the rights in the Sale Item, and the Optionor will be entitled to pledge its rights in the Sale Item, provided that the following conditions have been fulfilled: (1) The said charge is in accordance with the provisions of the Lease Agreement in this respect, according to which realizing the charge, if any, will be done subject to the Optionee’s rights, pursuant to the provisions of this Agreement, and the Optionee’s rights (as Lessee) pursuant to the provisions of the Lease Agreement; (2) The charge/the bond trustee will agree in the charge documents that in return for the amount that will be paid to him, which shall not exceed 80% of the consideration that is owed to the Optionor in respect of the Sale Item, in the event of exercising the option the charge/trustee will agree to remove the charge. It is hereby clarified that in the event of a charge that meets the above conditions, the Optionor will not be obliged to remove the charge until the Exercise Date, and with respect to the removal of the charge the provisions of the Sale Agreement will apply.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

4.
Notwithstanding what is stated in Section 8.1 above, if the Optionor wishes to transfer its rights in the Sale Item prior to the exercising of the option by the Optionee, then the Optionee will have a right of first offer in accordance with what is specified in Section 41.2 of the Lease Agreement.

5.
It is further clarified that notes that are registered against the Land by the competent authority in respect of an act and/or omission on the part of the Optionee, and/or in respect of the nonfulfillment of provisions of the Lease Agreement by the Optionee, will, in this respect, not constitute a right that undermines the rights of the Optionor in the Land and the Building or a right where the existence of which constitutes a breach of the obligations of the Optionor. In addition, limitations and conditions that are imposed by the ILA with respect to the Land and the Building, and which derive from a breach of the provisions of the lease contract and/or a breach of the provisions of any law by the Optionor, will not, in this respect, constitute a right that undermines the rights of the Optionor in the Land and the Building or a right whose existence constitutes a breach of the Optionor’s obligations. It is hereby clarified that what is stated above shall not derogate from the responsibility of either of the parties to make payment to the ILA as set forth in the Sale Agreement.

4.	Waiver and Changing the Agreement

1.
No conduct by either of the parties will be deemed a waiver of any of its rights pursuant to this Agreement, or in terms of any law, or as a waiver or agreement on its part to any breach or nonfulfillment of any condition, unless the waiver, consent, delay, change, cancellation or addition is made expressly and in writing.

2.	Any change to this Agreement must be made in writing and signed by the parties, failing which it will not be valid.

5.	Miscellaneous

1.
The option pursuant to this Agreement is not negotiable and it is not transferable by the Optionee. Notwithstanding what is stated anywhere in this Agreement, if the Lessee’s activities, and/or its share, in Israel (or also in Israel) are sold to any third party, in the framework of which the rights and obligations of the Lessee are also assigned pursuant to the Lease Agreement, then the Optionee will be entitled, as part of that sale of activities, to also sell its rights and obligations pursuant to this Option Agreement, as one unit, provided that the Purchaser takes upon itself, in writing towards the Optionor, all the obligations of the Optionee, pursuant to this Agreement, and where the option is not transferable, other than as stated above.

2.	For the avoidance of doubt, exercising the option will only be of the entire option as one unit.

3.
In respect of the engagement in this Agreement, each of the parties to this Agreement will bear all the taxes, levies and compulsory payments that are imposed on it pursuant to what is prescribed by law. The addresses of the parties to this Agreement are as stated alongside their names in the introduction, or any alternative address of which the other parties have been notified and there is acknowledgement of receipt by them.

Any notice in connection with this Agreement that is given by one of the parties to its counterparty will be deemed to have been delivered to the recipient at the time when it reaches its destination, or if sent by registered mail - according to the aforesaid

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

address - at the time it reaches its destination or after the expiry of three days after the time of its dispatch, whichever is the earlier.

IN WITNESS WHEREOF THE PARTIES HAVE DULY
EXECUTED THIS AGREEMENT:

_______________________ Mega Or Holdings Ltd	_________________________________ Vishay Advanced Technologies Ltd

APPENDIX H

SIGNAGE SPECIFICATIONS

1.	The sign will be composed of illuminated letters.

2.	The width of the sign will be the width of the façade of the Leased Premises only.

3.	The signs will be installed at the designated location on the front of the building and with the approval of the Lessor and the local authority regarding the final position.

4.
The signs will be composed of prominent letters (including/without background). For the avoidance of doubt: consecutive signs will not be permitted in the form of a flat box on which there is a continuous illuminated board with printed lettering (lighting box).

5.	The height of the background or individual letters will be adjusted so that all the signs are installed in a uniform top line.

6.	The lettering will include the name of the business and/or its logo only.

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

7.
The installation of the signs on a wall will be by means of rails of a white painted aluminum profile, removed from the wall. The power supply for all the letters on the sign will be by an electric cable, which will be concealed by the railing and will penetrate through the front wall from inside the area of the Leased Premises, at one point only.

8.
It is hereby clarified that the Lessee will be responsible for submitting a signage plan to the Lessor’s Vice President of Marketing, Golan Eini golan@megaor.co.il The signage plan will be on the scale of: at least 1:50, with details of the dimensions that include the lettering, the structure of the sign and its installation, all against the background of the building’s facade. The plan will be prepared by the owner of the business and will be submitted for approval by the Vice President of Marketing before the sign is installed. The signs will only be installed on the site after receiving permission from the local authority to affix signs and in accordance with the plans signed by the Vice President of Marketing and/or anyone acting on his behalf.

9.
It is hereby further clarified that the Lessee will also be responsible for obtaining all the approvals and/or permits and/or licenses required by law to affix the signs as aforesaid. In addition, the Lessee will bear all the fees, levies and expenses required for obtaining such permit and/or in connection with affixing the signs.

2

APPENDIX I

To:
Mega Or Holdings Ltd
Dear Sir/Madam,

LETTER OF UNDERTAKING AND RELEASE ON BEHALF OF THE SUBLESSEE

Whereas:
A lease agreement was signed on _________ (hereinafter: the “Agreement”) between Mega Or Holdings Ltd (hereinafter: the “”Lessor) and Vishay Advanced Technologies Ltd, Private Company No: 512868142 (hereinafter: the “Lessee”), according to which the Lessee rented the Leased Premises (as defined in the Agreement) from the Lessor on the Land known as Plot 63B according to Urban Building Plans MD/21, MD/21/1 and MD/2020, Parcel 3 on Block 5895;

And Whereas:
The Lessee wishes to rent the Leased Premises to ____________________, as a sublessee on its behalf (hereinafter: the “Sublessee”), and the Sublessee wishes to rent the Leased Premises in a sublease and to take upon itself, jointly

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

and severally with the Lessee, to fulfill all the obligations and commitments of the Lessee pursuant to the Agreement.
NOW THEREFORE, I, THE UNDERSIGNED SUBLESSEE, IRREVOCABLY AND UNCONDITIONALLY DECLARE, UNDERTAKE AND AGREE AS FOLLOWS: :

1.
I hereby declare that I have received and thoroughly perused the Agreement and all the various appendices hereto, I have thoroughly understood the contents and the various provisions thereof, including - but without derogating from the generality of the foregoing - I have thoroughly understood all the obligations and commitments of the Lessee.

I hereby declare that I am aware that this letter of undertaking will also apply to any change and/or amendment and/or addendum to the Agreement, which is agreed to between the Lessee and the Lessor, without the Lessor being under any obligation to inform me of this in advance, or any need to obtain my consent for this in advance.

2.	I hereby undertake to fulfill all the obligations and commitments of the Lessee pursuant to the Agreement, jointly and severally with the Lessee, in such a way without reservation and unconditionally.

3.
I hereby waive any right conferred on me pursuant to the provisions of any agreement and/or any law to bring any claim and/or demand and/or action against the Lessor in respect of the Lessor not approaching the Lessee first with a demand to fulfill any of the obligations or commitments of the Lessee, and which were not carried out in full and/or on time, and/or in respect of not first exhausting any of the Lessor’s rights pursuant to the provisions of the Agreement, and/or in terms of the provisions of any law, against the Lessee prior to approaching me with a demand to fulfill the Lessee’s obligations and/or commitments.

4.
I hereby confirm that my status in the Leased Premises throughout the entire period of the undertaking will be the status of a temporary authorized party on behalf of the Lessee (and not on behalf of the Lessor) only, and the Lessor does not have nor will it have any obligations and/or commitments of any nature towards me.

I hereby confirm that I don’t have nor will I have any rights whatsoever against the Lessor in connection with the Leased Premises, and any right that I may have with respect to the Leased Premises will be against the Lessee and against it only.

5.
I hereby waive any right that is conferred on me pursuant to the provisions of any agreement and/or any law, to bring any claim and/or demand and/or action against the Lessor, which is available to the Lessee against it, and I hereby release the Lessor from any responsibility and/or obligation towards me in connection with the Leased Premises.

6.
I waive any relief provided by law against the Lessor with regard to all matters relating to and stemming from the use of the Leased Premises, and in particular my right to relief of a temporary or permanent injunction against the Lessor in any event where it orders the Lessee to evict me from the Leased Premises.

7.	I warrant and agree that all the proceedings, relief and remedies that are available to the Lessor against the Lessee pursuant to the Agreement will also be available to it against me.

8.	I hereby declare and affirm that any of my rights with respect to the Leased Premises are subject to the Lessee’s rights pursuant to what is stated in the Agreement, and that termination

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd

of the Agreement, for whatsoever reason, will simultaneously bring my sublease agreement with the Lessee to an end.

9.	I am aware that this undertaking cannot be cancelled or reduced in any manner, directly and/or indirectly, unless the Lessor agrees with this in writing and in advance.

IN WITNESS WHEREOF I HAVE SET MY HAND
ON THIS THE ____ DAY OF _______, ______:

______________________
The Sublessee

_______________________________	________________________
Vishay Advanced Technologies Ltd	Mega Or Holdings Ltd